UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended June 30, 2020, global economic growth was impacted by the novel coronavirus (COVID-19) pandemic. Many nations’ efforts to slow the infection rate in March and April severely curtailed global economic activity. Major central banks acted swiftly to maintain financial stability and ease monetary policy. The U.S. Federal Reserve (Fed) issued two emergency rate cuts and revived programs from the Great Recession designed to add liquidity to credit markets. The European Central Bank launched its Pandemic Emergency Purchase Programme, which included many private and public sector securities. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +4.08% and +4.69% in U.S. dollar and local currency terms, respectively.1 The U.S. dollar increased against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton Emerging Markets Bond Fund

This semiannual report for Templeton Emerging Markets Bond Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by governments or government-related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities. For purposes of the Fund’s 80% policy, bonds issued by entities located in emerging markets countries include derivative instruments and other investments that have economic characteristics similar to such securities.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a -7.09% cumulative total return. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the JP Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, posted a -1.87% cumulative total return in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic profoundly impacted economies and global financial markets during the six-month period. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no

Portfolio Composition*

Based on Total Net Assets as of 6/30/20

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of net assets.

***Includes foreign government and agency securities, money market funds and other net assets (including derivatives).

historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. Sovereign bond yields declined in higher-rated countries but rose in more vulnerable ones as volatility escalated. The yield on the 10-year U.S. Treasury (UST) note quickly dropped from 2.00% at the start of the period to a low of 0.54% on March 9. It finished the six-month period at 0.66%, 134 basis points (bps) lower that where it began. The yield on the 10-year German Bund dropped 27 bps further into negative territory during the period, finishing at -0.46%.

The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON EMERGING MARKETS BOND FUND

second of which dropped the federal funds target rate 100 bps to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from the discount window. Growing liquidity strains throughout financial markets prompted the Fed to re-start liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility.

On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing targets it had announced a week earlier on March 15.

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility including the European Central Bank (ECB), Bank of Japan (BOJ), Bank of England, Bank of Canada and Swiss National Bank. The swap program was expanded on March 19 to include the Reserve Bank of Australia, Reserve Bank of New Zealand, Danmarks Nationalbank, Norges Bank, Sveriges Riksbank, Bank of Korea, Monetary Authority of Singapore, Banco de Mexico and Banco Central do Brasil. The program enables a foreign central bank to borrow USD directly from the Fed to lend to its own local institutions, facilitating the flow of the world’s reserve currency. The USD notably strengthened from mid-March to mid-May before broadly weakening over the final six weeks of the period.

On the U.S. fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security Act on March 26, a USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history and was designed as a stopgap for social distancing policies.

On March 18, ECB President Christine Lagarde unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement. Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets began to rebound from the extreme lows in March, as central banks and governments deployed massive monetary and fiscal measures to respond to the crisis. Regional economies began to incrementally reopen and improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February.

However, sharp resurgences in COVID-19 cases in several regions, including the U.S., Latin America and China amongst others, prompted governments to return to shutdown policies in June. Though several economic measures improved in May and June, the stronger figures reflected a rebound from the extreme low points in March and April, and were not trends that could be extrapolated into the upcoming months, in our assessment.

Unprecedented interventions from the Fed and central banks around the world widened the disconnect between financial markets and real economies during the period. Central bank efforts to bolster liquidity in financial markets have been effective, but they do not replace lost revenues or cure insolvencies; they only deepen the debt burdens. We expected corporate bankruptcies to be the next challenge policymakers will have to face, as business insolvencies appeared likely to worsen with each passing month of stifled economic activity. We saw risks for an upcoming second leg down in financial markets.

Rallies in risk assets during the final months of the period appeared to underappreciate the ongoing economic damage

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TEMPLETON EMERGING MARKETS BOND FUND

and the risks for successive waves of infections that could further suppress economic activity going forward, in our view. Massive unemployment, deepening economic hardship and growing insolvencies will not be fully remedied by partial reopenings or government interventions alone. The longer that economic activity remains suppressed and the longer that workers go without incomes, the more entrenched the economic damage will become.

On the policy front, the Fed maintained its monetary stance at its April and June meetings, and reaffirmed its commitment to using its “full range of tools to support the U.S. economy.” The updated dot plot survey in June indicated that Fed officials expected rates to remain unchanged through 2022. The Fed also updated its projections for U.S. GDP (gross domestic product) growth to -6.5% for 2020 and +5.0% for 2021. It also projected unemployment to be 9.3% at the end of 2020. Fed Chair Jay Powell commented at the end of June during testimony to the House financial services committee that, “the path forward for the economy is extraordinarily uncertain and will depend in large part on our success in containing the virus.” He also continued to emphasize the importance of fiscal support for workers. Powell also indicated that yield curve control was not in imminent consideration and likely not an appropriate tool for U.S. financial markets. In previous comments, he had also ruled out the potential for negative policy rates.

In Europe, the European Commission proposed a €750 billion financing program in May that would deliver up to €500 billion in grants and €250 billion in loans to member states in need of financial support. The program was still in policy discussions at the end of June. On the monetary side, the ECB increased the size of the PEPP by €600 billion to €1.35 trillion at its June 4 policy meeting. Italian bonds rallied on the news, as did the euro, which appreciated 1.2% against the USD in the month of June. The ECB also updated its growth forecast for the eurozone in 2020 to -8.7%, which would be the largest contraction in the post-war era. In May, Lagarde acknowledged that a recovery to previous GDP levels would take at least two to three years.

In Japan, monetary policy responses to the crisis focused more on ensuring businesses had ample access to capital through various loan programs than on lowering the cost of capital. At its April 27 meeting, the BOJ quadrupled the size of its corporate debt purchases. It also announced that it would remove quantitative easing caps. On the price stability front, deflation returned during the period, despite years of persistent efforts from the BOJ to drive inflation higher. Core inflation dropped to -0.2% year-over-year in April and May.

The BOJ offered no indications on whether the return of deflation would alter monetary policy in the months ahead, but it remained a concern that officials continued to monitor. The BOJ kept overnight interest rates at -0.1% and the yield target on the 10-year Japanese government bond at 0.0% throughout the period.

Nearly every country in the world declared some form of fiscal response to the crisis, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP ratios rose significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates during the peaks in financial market volatility in March, but paused on making additional cuts in April, similar to the approaches taken by the Fed and the ECB. Several central banks returned to rate cuts in May and June, with many indicating they intended to respond with additional accommodation as needed. During the period, Brazil cut its policy rate by 225 bps to 2.25%, Mexico by 225 bps to 5.00%, Colombia by 175 bps to 2.50%, India by 115 bps to 4.00%, Indonesia by 75 bps to 4.25%, South Korea by 75 bps to 0.50%, Australia by 50 bps to 0.25%, Norway by 150 bps to 0.00%, Canada by 150 bps to 0.25% and the United Kingdom by 65 bps to 0.10%.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to seek to generate income for the Fund, pursuing opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We manage the Fund’s exposure to various currencies and regularly use currency and cross currency forward contracts and may also use currency and currency index futures contracts and currency options. We may also use other derivative instruments, such as interest-rate swaps.

Manager’s Discussion

The strategy was structured around four key pillars during the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen; (3) targeting appropriate risk-adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy entered the reporting period in a de-risked state

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TEMPLETON EMERGING MARKETS BOND FUND

as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by markets. While the team was not explicitly anticipating the COVID-19 crisis or the collapse in oil prices in the first quarter of 2020, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of various positions and hedged (using currency forwards) a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Mexican peso and Brazilian real). The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable as the economic crisis progressed. The strategy held safe-haven assets that it had previously added in the third quarter of 2019, notably the Japanese yen. The strategy also held a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, the team used forward currency exchange contracts and currency options to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while overall credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real, Argentine peso, Mexican peso and Colombian peso) and Asia ex-Japan (the Indian rupee) detracted from absolute performance. The Fund maintained low overall portfolio duration while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Argentina and Mexico), Asia ex-Japan (India) and Africa (Ghana) contributed to absolute results.

Thank you for your participation in Templeton Emerging Markets Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.

Lead Portfolio Manager

Calvin Ho

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS BOND FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]		Average Annual Total Return[3]

A4
6-Month	-7.09%[5]		-10.56%

1-Year	-10.04%		-13.44%

5-Year	+8.09%		+0.80%

Since Inception (4/1/13)	+4.02%		+0.02%

Advisor
6-Month	-6.83%	[5]	-6.83%

1-Year	-9.77%		-9.77%

5-Year	+9.36%		+1.81%

Since Inception (4/1/13)	+5.85%		+0.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/20–6/30/20)

Share Class	Net Investment Income
A	$0.3282
C	$0.3140
R	$0.3289
R6	$0.3421
Advisor	$0.3369
Total Annual Operating Expenses[6]

Share Class	With Fee Waiver	Without Fee Waiver

A	1.26%	2.08%

Advisor	1.01%	1.83%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency rate fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Bonds are subject to liquidity risk, which may have an adverse impact on the security’s value or a fund’s ability to sell such securities. Changes in interest rates will affect the value of the Fund’s portfolio, share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Investments in lower rated securities include higher risks of default and loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 6/30/20 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$926.40	$5.32	$1,019.34	$5.57	1.11%
C	$1,000	$924.40	$7.32	$1,017.26	$7.67	1.53%
R	$1,000	$926.60	$5.27	$1,019.39	$5.52	1.10%
R6	$1,000	$928.20	$3.60	$1,021.13	$3.77	0.75%
Advisor	$1,000	$929.00	$4.22	$1,020.49	$4.42	0.88%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON INCOME TRUST

Financial Highlights

Templeton Emerging Markets Bond Fund

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.73	$ 8.13	$ 9.16	$ 8.84	$ 8.75	$ 8.33	$ 9.78

Income from investment operations[b]:

Net investment income[c]	0.29	0.62	0.68	0.70	0.21	0.55	0.48

Net realized and unrealized gains (losses)	(0.85)	(0.51)	(0.99)	0.20	0.04	0.06	(1.33)

Total from investment operations	(0.56)	0.11	(0.31)	0.90	0.25	0.61	(0.85)

Less distributions from:

Net investment income	(0.33)	(0.51)	(0.52)	(0.57)	(0.16)	(0.19)	(0.60)

Net realized gains	—	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	—	(0.19)	—	—	—	—

Total distributions	(0.33)	(0.51)	(0.72)	(0.58)	(0.16)	(0.19)	(0.60)

Net asset value, end of period	$ 6.84	$ 7.73	$ 8.13	$ 9.16	$ 8.84	$ 8.75	$ 8.33

Total return[d]	(7.36)%	1.33%	(3.30)%	10.21%	2.89%	7.47%	(8.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.21%	2.16%	2.15%	2.46%	3.22%	2.45%	2.27%

Expenses net of waiver and payments by affiliates	1.11%	1.13%	1.14%	1.22%	1.11%	1.15%	1.16%

Net investment income	7.95%	7.75%	8.03%	7.51%	7.16%	6.56%	5.47%

Supplemental data

Net assets, end of period (000’s)	$16,576	$21,984	$20,728	$19,042	$14,214	$13,643	$14,085

Portfolio turnover rate	30.36%	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.72	$ 8.12	$ 9.15	$ 8.84	$ 8.73	$ 8.31	$ 9.77

Income from investment operations[b]:

Net investment income[c]	0.27	0.59	0.65	0.67	0.20	0.51	0.44

Net realized and unrealized gains (losses)	(0.85)	(0.52)	(1.00)	0.19	0.03	0.07	(1.34)

Total from investment operations	(0.58)	0.07	(0.35)	0.86	0.23	0.58	(0.90)

Less distributions from:

Net investment income	(0.31)	(0.47)	(0.49)	(0.54)	(0.12)	(0.16)	(0.56)

Net realized gains	—	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	—	(0.18)	—	—	—	—

Total distributions	(0.31)	(0.47)	(0.68)	(0.55)	(0.12)	(0.16)	(0.56)

Net asset value, end of period	$ 6.83	$ 7.72	$ 8.12	$ 9.15	$ 8.84	$ 8.73	$ 8.31

Total return[d]	(7.56)%	0.89%	(3.69)%	9.75%	2.67%	6.98%	(9.31)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.63%	2.56%	2.54%	2.89%	3.74%	2.94%	2.76%

Expenses net of waiver and payments by affiliates	1.53%	1.53%	1.53%	1.65%	1.63%	1.64%	1.65%

Net investment income	7.53%	7.35%	7.64%	7.08%	6.64%	6.07%	4.98%

Supplemental data

Net assets, end of period (000’s)	$1,984	$2,276	$2,799	$2,553	$548	$464	$551

Portfolio turnover rate	30.36%	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.73	$ 8.14	$ 9.17	$ 8.85	$ 8.71	$ 8.30	$ 9.76

Income from investment operations[b]:

Net investment income[c]	0.28	0.62	0.68	0.70	0.21	0.51	0.43

Net realized and unrealized gains (losses)	(0.83)	(0.52)	(1.00)	0.20	0.05	0.07	(1.31)

Total from investment operations	(0.55)	0.10	(0.32)	0.90	0.26	0.58	(0.88)

Less distributions from:

Net investment income	(0.33)	(0.51)	(0.51)	(0.57)	(0.12)	(0.17)	(0.58)

Net realized gains	—	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	—	(0.19)	—	—	—	—

Total distributions	(0.33)	(0.51)	(0.71)	(0.58)	(0.12)	(0.17)	(0.58)

Net asset value, end of period	$ 6.85	$ 7.73	$ 8.14	$ 9.17	$ 8.85	$ 8.71	$ 8.30

Total return[d]	(7.34)%	1.32%	(3.40)%	10.13%	2.96%	7.15%	(9.14)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.20%	2.18%	2.24%	2.50%	3.12%	2.77%	2.61%

Expenses net of waiver and payments by affiliates	1.10%	1.15%	1.22%	1.26%	1.01%	1.47%	1.50%

Net investment income	7.96%	7.73%	7.95%	7.47%	7.26%	6.24%	5.13%

Supplemental data

Net assets, end of period (000’s)	$12	$13	$12	$14	$10	$9	$26

Portfolio turnover rate	30.36%	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.74	$ 8.14	$ 9.17	$ 8.85	$ 8.77	$ 8.34	$ 9.79

Income from investment operations[b]:

Net investment income[c]	0.30	0.66	0.74	0.74	0.22	0.57	0.50

Net realized and unrealized gains (losses)	(0.85)	(0.52)	(1.02)	0.19	0.04	0.06	(1.33)

Total from investment operations	(0.55)	0.14	(0.28)	0.93	0.26	0.63	(0.83)

Less distributions from:

Net investment income	(0.34)	(0.54)	(0.54)	(0.60)	(0.18)	(0.20)	(0.62)

Net realized gains	—	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	—	(0.20)	—	—	—	—

Total distributions	(0.34)	(0.54)	(0.75)	(0.61)	(0.18)	(0.20)	(0.62)

Net asset value, end of period	$ 6.85	$ 7.74	$ 8.14	$ 9.17	$ 8.85	$ 8.77	$ 8.34

Total return[d]	(7.18)%	1.69%	(2.95)%	10.50%	2.90%	7.84%	(8.75)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.08%	1.94%	1.91%	2.87%	5.59%	6.58%	2.01%

Expenses net of waiver and payments by affiliates	0.75%	0.75%	0.78%	0.92%	0.91%	0.93%	0.95%

Net investment income	8.31%	8.13%	8.39%	7.81%	7.36%	6.77%	5.68%

Supplemental data

Net assets, end of period (000’s)	$589	$1,057	$831	$281	$4	$4	$4

Portfolio turnover rate	30.36%	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.75	$ 8.16	$ 9.19	$ 8.86	$ 8.78	$ 8.35	$ 9.80

Income from investment operations[b]:

Net investment income[c]	0.30	0.63	0.76	0.74	0.21	0.55	0.50

Net realized and unrealized gains (losses)	(0.84)	(0.51)	(1.05)	0.19	0.04	0.07	(1.33)

Total from investment operations	(0.54)	0.12	(0.29)	0.93	0.25	0.62	(0.83)

Less distributions from:

Net investment income	(0.34)	(0.53)	(0.53)	(0.59)	(0.17)	(0.19)	(0.62)

Net realized gains	—	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	—	(0.20)	—	—	—	—

Total distributions	(0.34)	(0.53)	(0.74)	(0.60)	(0.17)	(0.19)	(0.62)

Net asset value, end of period	$ 6.87	$ 7.75	$ 8.16	$ 9.19	$ 8.86	$ 8.78	$ 8.35

Total return[d]	(7.10)%	1.45%	(3.01)%	10.53%	2.90%	7.65%	(8.69)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.98%	1.91%	1.89%	2.24%	3.09%	2.30%	2.11%

Expenses net of waiver and payments by affiliates	0.88%	0.88%	0.88%	1.00%	0.98%	1.00%	1.00%

Net investment income	8.18%	8.00%	8.29%	7.73%	7.29%	6.71%	5.63%

Supplemental data

Net assets, end of period (000’s)	$6,745	$14,504	$10,797	$1,585	$312	$353	$774

Portfolio turnover rate	30.36%	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton Emerging Markets Bond Fund

	Shares			Value

Common Stocks 0.0%
South Africa 0.0%
[a,b,c]K2016470219 South Africa Ltd., A	2,171,539			$—
[a,b,c]K2016470219 South Africa Ltd., B	619,903			—

Total Common Stocks (Cost $14,998)				—

	Principal Amount*

Foreign Government and Agency Securities 51.3%
Argentina 6.4%
[d,e]Argentina Treasury Bond BONCER,
Index Linked, 1.20%, 3/18/22	89,080,152		ARS	842,709
Index Linked, 1.40%, 3/25/23	66,805,181		ARS	565,303
Index Linked, 1.50%, 3/25/24	22,118,187		ARS	174,753
[d]Argentine Bonos del Tesoro,
16.00%, 10/17/23	9,877,000		ARS	49,560
senior note, 15.50%, 10/17/26	4,332,000		ARS	15,577

				1,647,902

Brazil 3.0%
Letra Tesouro Nacional,
Strip, 4/01/21	1,970	[f]	BRL	356,584
Strip, 1/01/22	2,440	[f]	BRL	429,445

				786,029

Chile 6.4%
Bonos de la Tesoreria de la Republica en pesos,
2.50%, 3/01/25	150,000,000		CLP	193,973
[g,h]144A, Reg S, 4.00%, 3/01/23	1,090,000,000		CLP	1,457,553

				1,651,526

Colombia 3.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	58,000,000		COP	15,853
senior bond, 9.85%, 6/28/27	13,000,000		COP	4,372
Titulos de Tesoreria,
B, 7.75%, 9/18/30	381,800,000		COP	111,664
B, 7.00%, 6/30/32	107,000,000		COP	29,372
senior bond, B, 11.00%, 7/24/20	59,000,000		COP	15,775
senior bond, B, 7.00%, 5/04/22	132,000,000		COP	37,564
senior bond, B, 10.00%, 7/24/24	383,000,000		COP	125,553
senior bond, B, 7.50%, 8/26/26	1,199,800,000		COP	363,870
senior bond, B, 6.00%, 4/28/28	428,400,000		COP	116,097

				820,120

Ethiopia 0.8%
[g]Government of Ethiopia, 144A, 6.625%, 12/11/24	200,000			200,895

franklintempleton.com	Semiannual Report	15

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
Ghana 4.3%
Government of Ghana,
24.75%, 3/01/21	100,000		GHS	$18,136
16.25%, 5/17/21	1,140,000		GHS	195,831
24.50%, 6/21/21	730,000		GHS	134,013
24.75%, 7/19/21	540,000		GHS	99,424
19.50%, 10/18/21	885,000		GHS	156,163
18.75%, 1/24/22	320,000		GHS	56,092
17.60%, 11/28/22	100,000		GHS	17,126
16.50%, 2/06/23	200,000		GHS	33,430
19.75%, 3/25/24	270,000		GHS	47,589
senior note, 18.25%, 9/21/20	100,000		GHS	17,469
senior note, 24.00%, 11/23/20	220,000		GHS	39,248
senior note, 16.50%, 3/22/21	1,710,000		GHS	295,252
senior note, 18.25%, 7/25/22	50,000		GHS	8,684

				1,118,457

Indonesia 4.5%
Government of Indonesia, senior bond, FR61, 7.00%, 5/15/22	16,436,000,000		IDR	1,181,247

Mexico 13.3%
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	34,000	[i]	MXN	150,379
senior bond, M, 6.50%, 6/09/22	292,030	[i]	MXN	1,314,554
senior bond, M, 6.75%, 3/09/23	61,130	[i]	MXN	279,886
senior bond, M, 8.00%, 12/07/23	20,940	[i]	MXN	100,486
senior bond, M 20, 10.00%, 12/05/24	87,800	[i]	MXN	460,139
senior note, M, 7.25%, 12/09/21	253,300	[i]	MXN	1,141,737

				3,447,181

Senegal 0.8%
[g]Government of Senegal, 144A, 6.25%, 7/30/24	200,000			210,651

South Korea 4.8%
Korea Treasury Bond,
senior note, 1.875%, 6/10/26	260,200,000		KRW	225,035
senior note, 1.375%, 12/10/29	1,226,500,000		KRW	1,022,837

				1,247,872

Thailand 3.8%
Bank of Thailand Bond,
senior note, 1.57%, 9/25/20	1,161,000		THB	37,687
senior note, 1.62%, 3/12/21	350,000		THB	11,420
senior note, 1.84%, 5/27/21	1,950,000		THB	63,893
senior note, 1.43%, 8/26/21	810,000		THB	26,509
senior note, 1.32%, 11/25/21	1,510,000		THB	49,413
senior note, 0.90%, 2/24/22	22,768,000		THB	742,081

16	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

		Principal Amount*		Value

Foreign Government and Agency Securities (continued)
Thailand (continued)
Government of Thailand, senior bond, 3.65%, 12/17/21		1,470,000	THB	$49,851

				980,854

Total Foreign Government and Agency Securities (Cost $14,129,114)				13,292,734

Quasi-Sovereign and Corporate Bonds 2.0%
Costa Rica 2.0%
[b,c]Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33		536,580		529,709

South Africa 0.0%†
[b,g,j]K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22		177,306		-
senior secured note, 144A, PIK, 8.00%, 12/31/22		47,366	EUR	67
[b,g,j]K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22		148,458		742

				809

Total Quasi-Sovereign and Corporate Bonds (Cost $847,573)				530,518

	Number of Contracts	Notional Amount#
Options Purchased 1.1%
Calls - Over-the-Counter
Currency Options 0.7%
AUD/JPY, Counterparty CITI, September Strike Price 79.45 JPY, Expires 9/11/20	1	287,000	AUD	562
AUD/JPY, Counterparty CITI, October Strike Price 77.95 JPY, Expires 10/22/20	1	575,000	AUD	3,672
AUD/JPY, Counterparty CITI, October Strike Price 79.00 JPY, Expires 10/29/20	1	237,000	AUD	1,101
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	129,000	AUD	111
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	517,000	AUD	1,259
AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/22/21	1	387,000	AUD	3,079
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	218,000	AUD	8,180
AUD/JPY, Counterparty CITI, April Strike Price 81.00 JPY, Expires 4/29/21	1	280,000	AUD	1,828
AUD/JPY, Counterparty CITI, June Strike Price 81.00 JPY, Expires 6/21/21	1	431,000	AUD	3,456
AUD/USD, Counterparty HSBK, January Strike Price $0.71, Expires 1/22/21	1	115,000	AUD	1,761
AUD/USD, Counterparty HSBK, February Strike Price $0.75, Expires 2/08/21	1	229,000	AUD	1,139
AUD/USD, Counterparty HSBK, February Strike Price $0.74, Expires 2/10/21	1	275,000	AUD	1,614
AUD/USD, Counterparty MSCO, October Strike Price $0.75, Expires 10/28/20	1	115,000	AUD	187
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	310,000	AUD	1,380
USD/MXN, Counterparty CITI, September Strike Price 27.34 MXN, Expires 9/24/20	1	550,000		2,302
USD/MXN, Counterparty CITI, November Strike Price 26.72 MXN, Expires 11/09/20	1	507,000		5,344
USD/MXN, Counterparty CITI, December Strike Price 23.97 MXN, Expires 12/07/20	1	381,000		13,226
USD/MXN, Counterparty CITI, February Strike Price 25.49 MXN, Expires 2/11/21	1	712,000		19,593
USD/MXN, Counterparty CITI, December Strike Price 29.73 MXN, Expires 12/07/21	1	457,000		12,761
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	183,000		17,291

franklintempleton.com	Semiannual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	180,000		$7,879
USD/MXN, Counterparty JPHQ, September Strike Price 23.25 MXN, Expires 9/22/20	1	245,000		7,820
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	377,000		25,641
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	277,000		13,622
USD/MXN, Counterparty MSCO, January Strike Price 24.50 MXN, Expires 1/14/21	1	121,000		4,114
USD/MXN, Counterparty MSCO, January Strike Price 26.53 MXN, Expires 1/14/21	1	1,091,000		19,582

				178,504

Puts - Over-the-Counter
Currency Options 0.4%
AUD/USD, Counterparty HSBK, March Strike Price $0.64, Expires 3/22/21	1	304,000	AUD	3,281
AUD/JPY, Counterparty CITI, October Strike Price 67.10 JPY, Expires 10/29/20	1	633,000	AUD	3,240
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	64,000	AUD	354
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	39,000	AUD	325
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	258,000	AUD	1,651
AUD/JPY, Counterparty CITI, March Strike Price 68.50 JPY, Expires 3/24/21	1	258,000	AUD	3,520
AUD/JPY, Counterparty CITI, April Strike Price 71.00 JPY, Expires 4/29/21	1	746,000	AUD	15,612
AUD/JPY, Counterparty CITI, June Strike Price 58.95 JPY, Expires 6/21/21	1	575,000	AUD	3,801
AUD/JPY, Counterparty CITI, June Strike Price 71.44 JPY, Expires 6/21/21	1	575,000	AUD	14,274
AUD/JPY, Counterparty CITI, June Strike Price 69.20 JPY, Expires 6/24/21	1	460,000	AUD	8,952
AUD/USD, Counterparty HSBK, October Strike Price $0.63, Expires 10/27/20	1	230,000	AUD	772
AUD/USD, Counterparty HSBK, January Strike Price $0.61, Expires 1/22/21	1	356,000	AUD	1,798
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/08/21	1	458,000	AUD	5,501
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/10/21	1	551,000	AUD	5,877
AUD/USD, Counterparty MSCO, October Strike Price $0.67, Expires 10/28/20	1	230,000	AUD	2,286
AUD/USD, Counterparty MSCO, November Strike Price $0.65, Expires 11/19/20	1	488,000	AUD	3,421
AUD/USD, Counterparty MSCO, December Strike Price $0.65, Expires 12/18/20	1	417,000	AUD	3,916
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	635,000		1,441
USD/MXN, Counterparty CITI, November Strike Price 22.45 MXN, Expires 11/09/20	1	254,000		5,119
USD/MXN, Counterparty CITI, February Strike Price 20.88 MXN, Expires 2/11/21	1	357,000		2,607
USD/MXN, Counterparty CITI, March Strike Price 20.66 MXN, Expires 3/24/21	1	152,000		1,045
USD/MXN, Counterparty MSCO, September Strike Price 20.13 MXN, Expires 9/22/20	1	365,000		349
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	111,000		1,802
USD/MXN, Counterparty MSCO, September Strike Price 20.91 MXN, Expires 9/24/20	1	239,000		632
USD/MXN, Counterparty MSCO, September Strike Price 20.90 MXN, Expires 9/25/20	1	87,000		233

18	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Number of Contracts	Notional Amount#			Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, January Strike Price 20.95 MXN, Expires 1/14/21	1	217,000			$1,533

					93,342

Total Options Purchased (Cost $348,316)					271,846

Total Investments before Short Term Investments (Cost $15,340,001)					14,095,098

		Principal Amount*

Short Term Investments 49.0%

Foreign Government and Agency Securities 13.9%
Argentina 1.3%
[d,e]Argentina Treasury Bond BONCER, Index Linked, 1.10%, 4/17/21		9,433,000		ARS	91,822
[d,e]Letras de la Nacion Argentina con Ajuste por CER, Index Linked, 0.00%, 12/04/20		24,000,200		ARS	236,253

					328,075

Brazil 11.6%
Letra Tesouro Nacional,
Strip, 7/01/20		5,309	[f]	BRL	976,413
Strip, 10/01/20.		10,660	[f]	BRL	1,950,428
Nota do Tesouro Nacional, 10.00%, 1/01/21		375	[f]	BRL	71,602

					2,998,443

Chile 0.9%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 2/28/21 - 3/01/21		185,000,000		CLP	231,695

Mexico 0.1%
[k]Mexico Treasury Bill, 7/16/20 - 2/25/21		99,310	[l]	MXN	42,256

Thailand 0.0%†
Bank of Thailand Bond, senior note, 1.75%, 2/18/21		300,000		THB	9,789

Total Foreign Government and Agency Securities (Cost $3,872,362)					3,610,258

Total Investments before Money Market Funds (Cost $19,212,363)					17,705,356

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

		Shares		Value

Short Term Investments (continued)
Money Market Funds (Cost $9,092,946) 35.1%
United States 35.1%
[m,n]Institutional Fiduciary Trust Money Market Portfolio, 0.00%		9,092,946		$9,092,946

Total Investments (Cost $28,305,309) 103.4%				26,798,302
Options Written (1.1)%				(291,975)
Other Assets, less Liabilities (2.3)%				(600,298)

Net Assets 100.0%				$25,906,029

	Number of Contracts	Notional Amount#
[o]Options Written (1.1)%
Calls - Over-the-Counter
Currency Options (0.6)%
AUD/JPY, Counterparty CITI, September Strike Price 75.80 JPY, Expires 9/11/20	1	287,000	AUD	(2,827)
AUD/JPY, Counterparty CITI, October Strike Price 71.60 JPY, Expires 10/29/20	1	474,000	AUD	(17,898)
AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	517,000	AUD	(9,029)
AUD/JPY, Counterparty CITI, January Strike Price 76.00 JPY, Expires 1/22/21	1	387,000	AUD	(6,867)
AUD/JPY, Counterparty CITI, January Strike Price 76.95 JPY, Expires 1/22/21	1	460,000	AUD	(6,438)
AUD/JPY, Counterparty CITI, April Strike Price 71.75 JPY, Expires 4/29/21	1	560,000	AUD	(25,037)
AUD/JPY, Counterparty CITI, June Strike Price 78.00 JPY, Expires 6/21/21	1	431,000	AUD	(6,774)
AUD/USD, Counterparty HSBK, October Strike Price $0.67, Expires 10/27/20	1	345,000	AUD	(11,068)
AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	172,000	AUD	(1,432)
AUD/USD, Counterparty HSBK, January Strike Price $0.67, Expires 1/22/21	1	356,000	AUD	(11,960)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/08/21	1	229,000	AUD	(5,252)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/10/21	1	275,000	AUD	(7,203)
AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	287,000	AUD	(1,001)
AUD/USD, Counterparty MSCO, August Strike Price $0.69, Expires 8/12/20	1	214,000	AUD	(1,770)
AUD/USD, Counterparty MSCO, August Strike Price $0.70, Expires 8/12/20	1	149,000	AUD	(1,198)
AUD/USD, Counterparty MSCO, October Strike Price $0.72, Expires 10/28/20	1	115,000	AUD	(663)
AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	619,000	AUD	(5,666)
USD/MXN, Counterparty CITI, November Strike Price 31.74 MXN, Expires 11/09/20	1	254,000		(687)
USD/MXN, Counterparty CITI, December Strike Price 23.46 MXN, Expires 12/07/20	1	127,000		(5,417)
USD/MXN, Counterparty CITI, December Strike Price 25.43 MXN, Expires 12/07/20	1	127,000		(2,528)
USD/MXN, Counterparty CITI, February Strike Price 29.11 MXN, Expires 2/11/21	1	535,000		(5,784)
USD/MXN, Counterparty CITI, December Strike Price 27.93 MXN, Expires 12/07/21	1	152,000		(5,699)
USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	183,000		(7,405)
USD/MXN, Counterparty JPHQ, September Strike Price 24.90 MXN, Expires 9/22/20	1	123,000		(1,569)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	111,000		(5,503)
USD/MXN, Counterparty MSCO, September Strike Price 25.31 MXN, Expires 9/28/20	1	217,000		(2,427)
USD/MXN, Counterparty MSCO, January Strike Price 25.45 MXN, Expires 1/14/21	1	87,000		(2,162)
USD/MXN, Counterparty MSCO, January Strike Price 27.60 MXN, Expires 1/14/21	1	61,000		(815)

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

[o]Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, January Strike Price 29.21 MXN, Expires 1/14/21	1	173,000		$(1,558)

				(163,637)

Puts - Over-the-Counter
Currency Options (0.5)%
AUD/JPY, Counterparty CITI, October Strike Price 62.80 JPY, Expires 10/29/20	1	316,000	AUD	(776)
AUD/JPY, Counterparty CITI, April Strike Price 66.00 JPY, Expires 4/29/21	1	373,000	AUD	(4,327)
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	218,000	AUD	(5,769)
AUD/JPY, Counterparty CITI, June Strike Price 64.86 JPY, Expires 6/21/21	1	862,000	AUD	(10,415)
AUD/USD, Counterparty HSBK, January Strike Price $0.52, Expires 1/22/21	1	172,000	AUD	(167)
AUD/USD, Counterparty HSBK, January Strike Price $0.63, Expires 1/27/21	1	152,000	AUD	(993)
AUD/USD, Counterparty HSBK, March Strike Price $0.59, Expires 3/22/21	1	124,000	AUD	(491)
AUD/USD, Counterparty MSCO, August Strike Price $0.63, Expires 8/12/20	1	153,000	AUD	(118)
AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	122,000	AUD	(139)
AUD/USD, Counterparty MSCO, August Strike Price $0.68, Expires 8/12/20	1	149,000	AUD	(892)
USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	317,000		(257)
USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	317,000		(4,655)
USD/MXN, Counterparty CITI, September Strike Price 24.20 MXN, Expires 9/24/20	1	152,000		(9,119)
USD/MXN, Counterparty CITI, November Strike Price 23.88 MXN, Expires 11/09/20	1	507,000		(27,117)
USD/MXN, Counterparty CITI, February Strike Price 22.92 MXN, Expires 2/11/21	1	535,000		(18,033)
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	180,000		(2,638)
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	377,000		(7,251)
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	277,000		(10,827)
USD/MXN, Counterparty MSCO, September Strike Price 21.68 MXN, Expires 9/22/20	1	365,000		(2,489)
USD/MXN, Counterparty MSCO, September Strike Price 22.13 MXN, Expires 9/24/20	1	239,000		(2,766)
USD/MXN, Counterparty MSCO, September Strike Price 21.90 MXN, Expires 9/25/20	1	87,000		(780)
USD/MXN, Counterparty MSCO, September Strike Price 22.02 MXN, Expires 9/28/20	1	145,000		(1,537)
USD/MXN, Counterparty MSCO, January Strike Price 22.37 MXN, Expires 1/14/21	1	130,000		(2,943)
USD/MXN, Counterparty MSCO, January Strike Price 23.10 MXN, Expires 1/14/21	1	376,000		(13,839)

				(128,338)

Total Options Written (Premiums received $241,676)				(291,975)

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 13 regarding fair value measurements.

eRedemption price at maturity is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 1,000 Brazilian Real Units.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $1,869,908, representing 7.2% of net assets.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $1,457,553, representing 5.6% of net assets.

iPrincipal amount is stated in 100 Mexican Peso Units.

jIncome may be received in additional securities and/or cash.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(f) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day effective yield at period end.

oSee Note 1(c) regarding written options.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	CITI	Buy	1,164,966	214,899		7/02/20	$—	$(644)
Brazilian Real	CITI	Sell	1,164,966	201,157		7/02/20	—	(13,098)
Brazilian Real	HSBK	Buy	2,747,500	503,666		7/02/20	1,640	—
Brazilian Real	HSBK	Sell	2,747,500	542,253		7/02/20	36,947	—
Australian Dollar	BNDP	Sell	492,000	36,900,000	JPY	7/13/20	2,277	—
Australian Dollar	HSBK	Sell	72,500	5,441,850	JPY	7/13/20	376	—
Australian Dollar	JPHQ	Sell	105,004	7,899,205	JPY	7/13/20	708	—
Australian Dollar	JPHQ	Sell	130,000	9,707,555	JPY	7/14/20	209	—
Brazilian Real	CITI	Sell	1,164,966	214,784		7/15/20	655	—
Brazilian Real	HSBK	Sell	2,747,500	503,426		7/15/20	—	(1,582)
Euro	BNDP	Buy	625,000	680,556		7/15/20	21,828	—
Euro	BNDP	Sell	625,000	702,844		7/15/20	460	—
Euro	DBAB	Buy	93,332	101,616		7/16/20	3,275	—
Euro	DBAB	Sell	93,332	104,868		7/16/20	—	(23)
Euro	UBSW	Buy	25,815	28,125		7/23/20	892	—
Euro	UBSW	Sell	25,815	29,312		7/23/20	295	—
Australian Dollar	SCNY	Sell	1,522,000	111,274,485	JPY	7/31/20	—	(19,543)
Euro	DBAB	Buy	548,000	597,163		7/31/20	18,928	—
Euro	DBAB	Sell	548,000	609,224		7/31/20	—	(6,867)
Brazilian Real	CITI	Sell	1,166,816	201,157		8/04/20	—	(13,120)
Brazilian Real	HSBK	Sell	1,179,200	224,806		8/04/20	8,256	—
Brazilian Real	HSBK	Sell	1,472,240	257,962		8/04/20	—	(12,403)
Brazilian Real	JPHQ	Sell	1,671,977	299,675		8/04/20	—	(7,371)

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ	Sell	156,375	11,241,256	JPY	8/21/20	$—	$(3,759)
Japanese Yen	HSBK	Buy	13,100,000	118,884		8/21/20	2,521	—
Japanese Yen	HSBK	Sell	13,100,000	122,264		8/21/20	858	—
Australian Dollar	CITI	Sell	138,315	9,817,437	JPY	8/24/20	—	(4,486)
Australian Dollar	JPHQ	Sell	531,500	37,850,772	JPY	8/24/20	—	(16,076)
Euro	HSBK	Buy	21,880	2,631,014	JPY	8/24/20	227	—
Euro	HSBK	Sell	21,880	2,585,485	JPY	8/24/20	—	(649)
Australian Dollar	JPHQ	Sell	531,500	39,226,958	JPY	8/25/20	—	(3,317)
Australian Dollar	CITI	Sell	138,685	9,832,602	JPY	8/26/20	—	(4,599)
Japanese Yen	CITI	Buy	4,006,200	36,217		8/26/20	913	—
Japanese Yen	CITI	Sell	4,006,200	37,402		8/26/20	272	—
Japanese Yen	JPHQ	Buy	3,959,600	36,823		8/26/20	—	(124)
Japanese Yen	JPHQ	Sell	3,959,600	36,960		8/26/20	261	—
Japanese Yen	CITI	Buy	27,502,000	251,160		8/31/20	3,752	—
Japanese Yen	CITI	Buy	42,920,000	415,290		8/31/20	—	(17,471)
Japanese Yen	CITI	Sell	70,422,000	657,510		8/31/20	4,780	—
Brazilian Real	CITI	Sell	1,880,000	335,355		9/02/20	—	(9,472)
Brazilian Real	CITI	Sell	1,881,958	351,886		9/02/20	6,700	—
Brazilian Real	HSBK	Sell	1,829,326	314,350		9/02/20	—	(21,182)
Japanese Yen	HSBK	Buy	89,603,160	840,633		9/08/20	—	(10,001)
Japanese Yen	HSBK	Sell	33,000,000	308,069		9/08/20	2,155	—
Japanese Yen	JPHQ	Buy	29,299,370	274,989		9/08/20	—	(3,380)
Japanese Yen	JPHQ	Sell	29,299,370	273,536		9/08/20	1,928	—
Australian Dollar	HSBK	Sell	72,500	5,436,412	JPY	9/11/20	353	—
Australian Dollar	HSBK	Sell	95,000	6,436,535	JPY	9/14/20	—	(5,903)
Australian Dollar	JPHQ	Sell	104,996	7,890,432	JPY	9/14/20	676	—
Australian Dollar	JPHQ	Sell	110,000	7,468,125	JPY	9/14/20	—	(6,694)
Australian Dollar	HSBK	Sell	50,000	3,646,850	JPY	9/17/20	—	(702)
Japanese Yen	JPHQ	Buy	14,420,369	134,180		9/23/20	—	(467)
Japanese Yen	BNDP	Buy	19,212,550	179,985		9/24/20	—	(1,833)
Brazilian Real	DBAB	Sell	400,000	71,459		10/02/20	—	(1,832)
Brazilian Real	HSBK	Sell	2,736,600	513,337		10/02/20	11,918	—
Brazilian Real	JPHQ	Sell	265,466	46,518		10/02/20	—	(2,123)
Mexican Peso	CITI	Sell	2,287,000	110,983		10/08/20	12,753	—
Mexican Peso	CITI	Sell	1,718,000	83,251		10/09/20	9,469	—
Euro	DBAB	Buy	159,837	175,027		10/15/20	4,992	—
Euro	DBAB	Sell	159,837	180,616		10/15/20	597	—
Japanese Yen	HSBK	Buy	50,614,050	473,216		10/21/20	—	(3,598)
Japanese Yen	JPHQ	Buy	9,929,110	92,782		10/21/20	—	(655)
Japanese Yen	JPHQ	Buy	16,809,900	156,732		10/23/20	—	(755)
Euro	DBAB	Buy	128,180	140,386		10/26/20	4,023	—
Euro	DBAB	Sell	128,180	145,923		10/26/20	1,514	—
Brazilian Real	CITI	Sell	2,020,000	368,096		11/04/20	—	(1,628)
Thailand Baht	DBAB	Sell	15,130,000	466,912		11/12/20	—	(23,624)
Chilean Peso	SANT	Sell	985,116,436	1,201,215		11/19/20	—	(1,069)
South Korean Won	DBAB	Buy	888,800,000	740,543		11/19/20	1,525	—

franklintempleton.com	Semiannual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
South Korean Won	DBAB	Sell	1,226,250,000	999,633		11/19/20	$—	$(24,176)
South Korean Won	SCNY	Sell	1,205,000,000	982,390		11/19/20	—	(23,677)
Australian Dollar	JPHQ	Sell	52,125	3,819,845	JPY	11/24/20	—	(509)
Japanese Yen	JPHQ	Buy	25,629,100	237,085		12/04/20	964	—
Chilean Peso	SANT	Sell	55,110,452	72,012		12/07/20	4,729	—
Japanese Yen	HSBK	Buy	30,849,590	283,883		12/08/20	2,682	—
Japanese Yen	JPHQ	Buy	55,961,050	515,153		12/08/20	4,675	—
Chilean Peso	SANT	Sell	55,136,736	71,425		12/09/20	4,107	—
Chilean Peso	SANT	Sell	123,719,680	157,031		12/15/20	5,962	—
Chilean Peso	SANT	Sell	30,513,161	38,618		12/17/20	1,358	—
Chilean Peso	JPHQ	Sell	16,171,283	20,665		12/18/20	918	—
Chilean Peso	JPHQ	Sell	172,428,746	216,157		12/21/20	5,589	—
Japanese Yen	BNDP	Buy	19,212,550	180,268		12/24/20	—	(1,732)
Chilean Peso	SANT	Sell	13,041,052	17,015		3/01/21	1,081	—
Chilean Peso	SANT	Sell	36,216,368	46,625		3/18/21	2,370	—
Thailand Baht	DBAB	Sell	7,800,000	237,133		4/09/21	—	(15,856)
Thailand Baht	DBAB	Sell	7,370,000	224,251		4/12/21	—	(14,793)
Chilean Peso	SANT	Sell	41,338,222	53,819		6/07/21	3,275	—
Chilean Peso	SANT	Sell	41,348,595	53,415		6/08/21	2,858	—

Total Forward Exchange Contracts							$209,501	$(300,793)

Net unrealized appreciation (depreciation)								$(91,292)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 44.

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Emerging Markets Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$19,212,363
Cost - Non-controlled affiliates (Note 3f)	9,092,946

Value - Unaffiliated issuers	$17,705,356
Value - Non-controlled affiliates (Note 3f)	9,092,946
Restricted currency, at value (cost $3,300) (Note 1d)	3,559
Foreign currency, at value (cost $95,602)	96,102
Receivables:
Investment securities sold	1,016,524
Capital shares sold	15,336
Interest	165,708
Deposits with brokers for:
OTC derivative contracts	40,000
Unrealized appreciation on OTC forward exchange contracts	209,501
Other assets	26

Total assets	28,345,058

Liabilities:
Payables:
Capital shares redeemed	25,471
Distribution fees	2,332
Transfer agent fees	10,676
Funds advanced by custodian	1,770,000
Options written, at value (premiums received $241,676)	291,975
Unrealized depreciation on OTC forward exchange contracts	300,793
Deferred tax	5,043
Accrued expenses and other liabilities	32,739

Total liabilities	2,439,029

Net assets, at value	$25,906,029

Net assets consist of:
Paid-in capital	$36,809,967
Total distributable earnings (losses)	(10,903,938)

Net assets, at value	$25,906,029

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Templeton Emerging Markets Bond Fund

Class A:
Net assets, at value	$16,576,411

Shares outstanding	2,423,395

Net asset value per share[a]	$6.84

Maximum offering price per share (net asset value per share ÷ 96.25%)	$7.11

Class C:
Net assets, at value	$ 1,983,946

Shares outstanding	290,397

Net asset value and maximum offering price per share[a]	$6.83

Class R:
Net assets, at value	$ 12,266

Shares outstanding	1,791

Net asset value and maximum offering price per share	$6.85

Class R6:
Net assets, at value	$ 588,885

Shares outstanding	85,917

Net asset value and maximum offering price per share	$6.85

Advisor Class:
Net assets, at value	$ 6,744,521

Shares outstanding	982,196

Net asset value and maximum offering price per share	$6.87

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Emerging Markets Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$23,444
Interest:(net of foreign taxes)~
Unaffiliated issuers:
Inflation principal adjustments	162,242
Paid in cash	1,207,623

Total investment income	1,393,309

Expenses:
Management fees (Note 3a)	157,702
Distribution fees: (Note 3c)
Class A	21,965
Class C	6,935
Class R	14
Transfer agent fees: (Note 3e)
Class A	15,607
Class C	1,718
Class R	10
Class R6	1,036
Advisor Class	6,850
Custodian fees (Note 4)	6,823
Reports to shareholders	14,848
Registration and filing fees	48,163
Professional fees	38,962
Other	12,649

Total expenses	333,282
Expenses waived/paid by affiliates (Note 3f and 3g)	(169,874)

Net expenses	163,408

Net investment income	1,229,901

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(8,121,071)
Written options	(250,582)
Foreign currency transactions	(120,027)
Forward exchange contracts	231,812
Swap contracts	(376,632)

Net realized gain (loss)	(8,636,500)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	4,684,041
Translation of other assets and liabilities denominated in foreign currencies	(1,356)
Forward exchange contracts	183,854
Written options	(72,609)
Swap contracts	258,894
Change in deferred taxes on unrealized appreciation	4,027

Net change in unrealized appreciation (depreciation)	5,056,851

Net realized and unrealized gain (loss)	(3,579,649)

Net increase (decrease) in net assets resulting from operations	$(2,349,748)

~Foreign taxes withheld on interest	$5,726
#Net of foreign taxes	$13,841

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Bond Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,229,901	$ 3,259,143
Net realized gain (loss)	(8,636,500)	(587,392)
Net change in unrealized appreciation (depreciation)	5,056,851	(2,713,168)

Net increase (decrease) in net assets resulting from operations	(2,349,748)	(41,417)

Distributions to shareholders:
Class A	(867,449)	(1,534,594)
Class C	(92,594)	(146,421)
Class R	(574)	(833)
Class R6	(34,689)	(60,150)
Advisor Class	(354,116)	(858,560)

Total distributions to shareholders	(1,349,422)	(2,600,558)

Capital share transactions: (Note 2)
Class A	(3,008,942)	2,732,389
Class C	(29,166)	(376,079)
Class R	497	1,900
Class R6	(368,797)	269,881
Advisor Class	(6,822,170)	4,681,136

Total capital share transactions	(10,228,578)	7,309,227

Net increase (decrease) in net assets	(13,927,748)	4,667,252
Net assets:
Beginning of period	39,833,777	35,166,525

End of period	$ 25,906,029	$39,833,777

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TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d. Restricted Currency

At June 30, 2020 the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	252,930	$1,837,159	1,737,941	$14,058,875
Shares issued in reinvestment of distributions	79,994	566,757	135,979	1,074,166
Shares redeemed	(755,280)	(5,412,858)	(1,577,986)	(12,400,652)

Net increase (decrease)	(422,356)	$(3,008,942)	295,934	$2,732,389

Class C Shares:
Shares sold	33,530	$249,590	153,472	$1,237,487
Shares issued in reinvestment of distributions	12,910	91,288	17,826	141,013
Shares redeemed[a]	(50,935)	(370,044)	(221,103)	(1,754,579)

Net increase (decrease)	(4,495)	$(29,166)	(49,805)	$(376,079)

Class R Shares:
Shares sold	35	$252	199	$1,609
Shares issued in reinvestment of distributions	35	245	41	326
Shares redeemed	—	—	(5)	(35)

Net increase (decrease)	70	$497	235	$1,900

Class R6 Shares:
Shares sold	14,286	$103,440	83,564	$660,409
Shares issued in reinvestment of distributions	4,872	34,689	7,593	59,970
Shares redeemed	(69,816)	(506,926)	(56,600)	(450,498)

Net increase (decrease)	(50,658)	$(368,797)	34,557	$269,881

Advisor Class Shares:
Shares sold	185,525	$1,358,576	2,513,136	$20,291,787
Shares issued in reinvestment of distributions	45,184	321,602	107,358	846,179
Shares redeemed	(1,119,224)	(8,502,348)	(2,073,478)	(16,456,830)

Net increase (decrease)	(888,515)	$(6,822,170)	547,016	$4,681,136

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

Effective June 1, 2020, the Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.850%	Up to and including $500 million

0.800%	Over $500 million, up to and including $1 billion

0.750%	Over $1 billion

Prior to June 1, 2020, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.050%	Up to and including $1 billion

1.030%	Over $1 billion, up to and including $5 billion

1.010%	Over $5 billion, up to and including $10 billion

0.990%	Over $10 billion, up to and including $15 billion

0.970%	Over $15 billion, up to and including $20 billion

0.950%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%

Class C	0.65%

Class R	0.50%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$685
CDSC retained	$15

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $25,221, of which $12,649 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$12,266,921	$13,309,088	$(16,483,063)	$ —	$ —	$9,092,946	9,092,946	$23,444

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) and acquired fund fees and expenses for each class of the Fund do not exceed 0.89% based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021.

Prior to May 1, 2020, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.74% based on the average net assets of the class.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

3. Transactions with Affiliates (continued)

h. Other Affiliated Transactions

At June 30, 2020, Advisers owned 20.79% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$16,335
Long term	234,460

Total capital loss carryforwards	$250,795

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $483.

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$28,761,702

Unrealized appreciation	$1,357,488

Unrealized depreciation	(3,220,804)

Net unrealized appreciation (depreciation)	$(1,863,316)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles, corporate actions and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $6,014,185 and $14,858,663, respectively.

7. Credit Risk

At June 30, 2020, the Fund had 29.2% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At June 30, 2020, the Fund had 7.7% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
2,171,539	[a] K2016470219 South Africa Ltd., A	5/16/13 - 2/01/17	$14,538	$—
619,903	[a] K2016470219 South Africa Ltd., B	2/01/17	460	—
536,580	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	536,580	529,709

	Total Restricted Securities (Value is 2.0% of Net Assets)		$551,578	$529,709

aThe Fund also invests in unrestricted securities of the issuer, valued at $67, as of June 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

11. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$271,846	[a]	Options written, at value	$291,975

	Unrealized appreciation on OTC forward exchange contracts	209,501		Unrealized depreciation on OTC forward exchange contracts	300,793

Totals		$481,347			$592,768

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(376,632)	Swap contracts	$258,894
Foreign exchange contracts	Investments	691,391 [a]	Investments	60,503	[a]
	Written options	(250,582)	Written options	(72,609)
	Forward exchange contracts	231,812	Forward exchange contracts	183,854
Totals		$ 295,989		$430,642

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2020, the average month end notional amount of swap contracts and options represented $316,000 and $23,007,594, respectively. The average month end contract value of forward exchange contracts was $25,640,103.

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$209,501	$300,793
Options purchased	271,846	—
Options written	—	291,975

Total	$481,347	$592,768

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BNDP	$ 24,565	$ (3,565)	$—	$—	$ 21,000
CITI	177,709	(177,709)	—	—	—
DBAB	34,854	(34,854)	—	—	—
HSBK	89,676	(89,676)	—	—	—
JPHQ	88,181	(74,920)	—	—	13,261
MSCO	39,435	(39,435)	—	—	—
SANT	25,740	(1,069)	—	—	24,671
SCNY	—	—	—	—	—
UBSW	1,187	—	—	—	1,187

Total	$ 481,347	$ (421,228)	$—	$—	$ 60,119

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BNDP	$ 3,565	$ (3,565)	$—	$—	$—
CITI	239,971	(177,709)	—	(40,000)	22,262
DBAB	87,171	(34,854)	—	—	52,317
HSBK	95,587	(89,676)	—	—	5,911
JPHQ	74,920	(74,920)	—	—	—
MSCO	47,265	(39,435)	—	—	7,830
SANT	1,069	(1,069)	—	—	—
SCNY	43,220	—	—	—	43,220
UBSW	—	—	—	—	—

Total	$ 592,768	$ (421,228)	$—	$ (40,000)	$ 131,540

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 44.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. During the period ended June 30, 2020 the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:
South Africa	$—	$—	$—	[b]	$—
Foreign Government and Agency Securities:
Argentina	—	—	1,647,902		1,647,902
All Other Foreign Government and Agency Securities	—	11,644,832	—		11,644,832
Quasi-Sovereign and Corporate Bonds:
Costa Rica	—	—	529,709		529,709
South Africa	—	—	809[b]		809
Options Purchased	—	271,846	—		271,846
Short Term Investments:
Argentina	—	—	328,075		328,075
All Other Short Term Investments	9,092,946	3,282,183	—		12,375,129

Total Investments in Securities	$9,092,946	$15,198,861	$2,506,495		$26,798,302

Other Financial Instruments:
Forward Exchange Contracts	$—	$209,501	$—		$209,501
Restricted Currency (ARS)	—	—	3,559		3,559

Total Other Financial Instruments	$—	$209,501	$3,559		$213,060

Receivables:
Interest (ARS)	$—	$—	$10,893		$10,893

Liabilities:
Other Financial Instruments:
Options Written	$—	$291,975	$—		$291,975
Forward Exchange Contracts	—	300,793	—		300,793

Total Other Financial Instruments	$—	$592,768	$—		$592,768

Payables:
Deferred Tax (ARS)	$—	$—	$116		$116

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes securities determined to have no value at June 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

13. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:
South Africa	$1,993	$—	$—	$ —	$—	$—	$—	$(1,993)	$—	[c]	$(1,993)
Foreign Government and Agency Securities:
Argentina	1,770,959	1,006,650	(1,358,112)	—	—	374,741	(5,002,603)	4,856,267	1,647,902		3,876,054
Quasi-Sovereign and Corporate Bonds:
Costa Rica	552,327	—	(10,260)	—	—	—	—	(12,358)	529,709		(12,255)
South Africa	878	—	—	125	—	(5,419)	—	5,225	809	[c]	5,225
Short Term Investments:
Argentina	489,445	370,620	(304,671)	—	—	88,312	(122,318)	(193,313)	328,075		(51,871)

Total Investments in Securities.	$2,815,602	$1,377,270	$(1,673,043)	$125	$—	$457,634	$(5,124,921)	$4,653,828	$2,506,495		$3,815,160

Other Financial Instruments:
Restricted Currency (ARS)	$497,166	$809,924	$(967,934)	$ —	$—	$—	$(339,465)	$3,868	$3,559		$259

Receivables:
Interest (ARS)	$50,491	$120,748	$(138,680)	$ —	$—	$—	$(24,813)	$3,147	$10,893		$536

Liabilities:
Payables:
Deferred Tax (ARS)	$164	$—	$—	$ —	$—	$—	$—	$(48)	$116		$(48)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:

Investments in Securities:
Foreign Government and Agency Securities:
Argentina	$1,647,902		Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[b]

Quasi-Sovereign and Corporate Bonds:
Costa Rica	529,709		Discounted cash flow model	Discount rate[c]	8.3%	Decrease

Short Term Investments:
Argentina	328,075		Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[b]

All other[d]	15,261	[e]

Liabilities:

All other[d]	116

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

eIncludes securities determined to have no value at June 30, 2020.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	ARS	Argentine Peso	PIK Payment-In-Kind

CITI	Citigroup, Inc.	AUD	Australian Dollar

DBAB	Deutsche Bank AG	BRL	Brazilian Real

HSBK	HSBC Bank PLC	CLP	Chilean Peso

JPHQ	JP Morgan Chase & Co.	COP	Colombian Peso

MSCO	Morgan Stanley	EUR	Euro

SANT	Banco Santander Brasil SA	GHS	Ghanaian Cedi

SCNY	Standard Chartered Bank	JPY	Japanese Yen

UBSW	UBS AG	KRW	South Korean Won

		MXN	Mexican Peso

		THB	Thai Baht

		USD	United States Dollar

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Tax Information (unaudited)

Templeton Emerging Markets Bond Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Funds hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on March 13, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0135	$0.7578	$ —

Class C	$0.0135	$0.7261	$ —

Class R	$0.0135	$0.7601	$ —

Class R6	$0.0135	$0.7897	$ —

Advisor Class	$0.0135	$0.7726	$ —

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dfividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Emerging Markets Bond Fund

(Fund)

At a meeting held on May 13, 2020 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and

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SHAREHOLDER INFORMATION

Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 29, 2020. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets local currency debt funds. The Fund commenced operations on April 1, 2013, and thus has been in operation for less than 10 years. The Board noted that the Fund’s annualized income return for the five-year period was six basis points below the median of its Performance Universe, but for the one-year and three-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the median and in the fifth quintile (worst) of its Performance Universe, but for the five-year period was above the median and in the first quintile (best) of its Performance Universe. The Board discussed this performance with management and management explained that during the one-, three- and five- year periods, management largely positioned the Fund’s strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. Management further explained that the Fund’s underweight of developed market duration exposures was a headwind to performance against peers and that over weighted currency exposures in Latin America were a source of underperformance. Management also explained that, during the reporting periods, the Fund’s interest-rate strategies contributed to, while its currency positions detracted from, the relative return of the Fund.

Management then discussed with the Board the actions that are being taken in an effort to address the sources of the Fund’s underperformance, including adjustments being made to the Fund’s portfolio positions. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other emerging markets local currency debt funds. The Board noted that the Management Rate for the Fund was above the median and in the fifth quintile (most expensive) of its Expense Group, but its actual total expense ratio was below the median and in the first quintile (least expensive) of its Expense Group. The Board further noted that there would be a decrease in the Fund’s Management Rate, effective June 1, 2020. The Board concluded that the

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TEMPLETON EMERGING MARKETS BOND FUND

SHAREHOLDER INFORMATION

Management Rate charged to the Fund is reasonable. In doing so, the Board noted the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Fund has not yet reached an asset size that would likely enable the Fund to achieve economies of scale.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures

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SHAREHOLDER INFORMATION

governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton

Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Templeton Emerging Markets Bond Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	072 S 08/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended June 30, 2020, global economic growth was impacted by the novel coronavirus (COVID-19) pandemic. Many nations’ efforts to slow the infection rate in March and April severely curtailed global economic activity. Major central banks acted swiftly to maintain financial stability and ease monetary policy. The U.S. Federal Reserve (Fed) issued two emergency rate cuts and revived programs from the Great Recession designed to add liquidity to credit markets. The European Central Bank launched its Pandemic Emergency Purchase Programme, which included many private and public sector securities. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +4.08% and +4.69% in U.S. dollar and local currency terms, respectively.1 The U.S. dollar increased against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton Global Bond Fund

This semiannual report for Templeton Global Bond Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, predominantly those issued by governments, government-related entities and government agencies located around the world. For purposes of the Fund’s 80% policy, bonds include derivative instruments or other investments that have economic characteristics similar to bonds. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a -4.44% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the FTSE World Government Bond Index (WGBI), posted a cumulative total return of +4.08% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic profoundly impacted economies and global financial markets during the six-month period. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Portfolio Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and includfe certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes U.S. and foreign government and agency securities, money market funds and other net assets (inlcuding derivatives).

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. Sovereign bond yields declined in higher-rated countries but rose in more vulnerable ones as volatility escalated. The yield on the 10-year U.S. Treasury (UST) note quickly dropped from 2.00% at the start of the period to a low of 0.54% on March 9. It finished the six-month period at 0.66%, 134 basis points (bps) lower that where it began. The yield on the 10-year German Bund dropped 27 bps further into negative territory during the period, finishing at -0.46%.

The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 bps to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 19.

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TEMPLETON GLOBAL BOND FUND

the discount window. Growing liquidity strains throughout financial markets prompted the Fed to re-start liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility.

On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing targets it had announced a week earlier on March 15.

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent thet net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility including the European Central Bank (ECB), Bank of Japan (BOJ), Bank of England, Bank of Canada and Swiss National Bank. The swap program was expanded on March 19 to include the Reserve Bank of Australia, Reserve Bank of New Zealand, Danmarks Nationalbank, Norges Bank, Sveriges Riksbank, Bank of Korea, Monetary Authority of Singapore, Banco de Mexico and Banco Central do Brasil. The program enables a foreign central bank to borrow USD directly from the Fed to lend to its own local institutions, facilitating the flow of the world’s reserve currency. The USD notably strengthened from mid-March to mid-May before broadly weakening over the final six weeks of the period.

On the U.S. fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security Act on March 26, a USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history and was designed as a stopgap for social distancing policies.

On March 18, ECB President Christine Lagarde unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement. Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets began to rebound from the extreme lows in March, as central banks and governments deployed massive monetary and fiscal measures to respond to the crisis. Regional economies began to incrementally reopen and improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February.

However, sharp resurgences in COVID-19 cases in several regions, including the U.S., Latin America and China amongst others, prompted governments to return to shutdown policies in June. Though several economic measures improved in May and June, the stronger figures reflected a rebound from the extreme low points in March and April, and were not trends that could be extrapolated into the upcoming months, in our assessment.

Unprecedented interventions from the Fed and central banks around the world widened the disconnect between financial markets and real economies during the period. Central bank efforts to bolster liquidity in financial markets have been effective, but they do not replace lost revenues or cure insolvencies; they only deepen the debt burdens. We expected corporate bankruptcies to be the next challenge policymakers will have to face, as business insolvencies appeared likely to worsen with each passing month of stifled economic activity. We saw risks for an upcoming second leg down in financial markets.

Rallies in risk assets during the final months of the period appeared to underappreciate the ongoing economic damage

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TEMPLETON GLOBAL BOND FUND

and the risks for successive waves of infections that could further suppress economic activity going forward, in our view. Massive unemployment, deepening economic hardship and growing insolvencies will not be fully remedied by partial reopenings or government interventions alone. The longer that economic activity remains suppressed and the longer that workers go without incomes, the more entrenched the economic damage will become.

On the policy front, the Fed maintained its monetary stance at its April and June meetings, and reaffirmed its commitment to using its “full range of tools to support the U.S. economy.” The updated dot plot survey in June indicated that Fed officials expected rates to remain unchanged through 2022. The Fed also updated its projections for U.S. GDP (gross domestic product) growth to -6.5% for 2020 and +5.0% for 2021. It also projected unemployment to be 9.3% at the end of 2020. Fed Chair Jay Powell commented at the end of June during testimony to the House financial services committee that, “the path forward for the economy is extraordinarily uncertain and will depend in large part on our success in containing the virus.” He also continued to emphasize the importance of fiscal support for workers. Powell also indicated that yield curve control was not in imminent consideration and likely not an appropriate tool for U.S. financial markets. In previous comments, he had also ruled out the potential for negative policy rates.

In Europe, the European Commission proposed a €750 billion financing program in May that would deliver up to €500 billion in grants and €250 billion in loans to member states in need of financial support. The program was still in policy discussions at the end of June. On the monetary side, the ECB increased the size of the PEPP by €600 billion to €1.35 trillion at its June 4 policy meeting. Italian bonds rallied on the news, as did the euro, which appreciated 1.2% against the USD in the month of June. The ECB also updated its growth forecast for the eurozone in 2020 to -8.7%, which would be the largest contraction in the post-war era. In May, Lagarde acknowledged that a recovery to previous GDP levels would take at least two to three years.

In Japan, monetary policy responses to the crisis focused more on ensuring businesses had ample access to capital through various loan programs than on lowering the cost of capital. At its April 27 meeting, the BOJ quadrupled the size of its corporate debt purchases. It also announced that it would remove quantitative easing caps. On the price stability front, deflation returned during the period, despite years of persistent efforts from the BOJ to drive inflation higher. Core inflation dropped to -0.2% year-over-year in April and May.

The BOJ offered no indications on whether the return of deflation would alter monetary policy in the months ahead, but it remained a concern that officials continued to monitor. The BOJ kept overnight interest rates at -0.1% and the yield target on the 10-year Japanese government bond at 0.0% throughout the period.

Nearly every country in the world declared some form of fiscal response to the crisis, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP ratios rose significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates during the peaks in financial market volatility in March, but paused on making additional cuts in April, similar to the approaches taken by the Fed and the ECB. Several central banks returned to rate cuts in May and June, with many indicating they intended to respond with additional accommodation as needed. During the period, Brazil cut its policy rate by 225 bps to 2.25%, Mexico by 225 bps to 5.00%, Colombia by 175 bps to 2.50%, India by 115 bps to 4.00%, Indonesia by 75 bps to 4.25%, South Korea by 75 bps to 0.50%, Australia by 50 bps to 0.25%, Norway by 150 bps to 0.00%, Canada by 150 bps to 0.25% and the United Kingdom by 65 bps to 0.10%.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options.

Manager’s Discussion

The strategy was structured around four key pillars during the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen, Swiss franc, Norwegian krone and Swedish krona; (3) targeting appropriate risk-adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly

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TEMPLETON GLOBAL BOND FUND

higher yields than those available in the developed markets. The strategy entered the reporting period in a de-risked state as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by markets. While the team was not explicitly anticipating the COVID-19 crisis or the collapse in oil prices in the first quarter of 2020, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of various positions and hedged (using currency forwards) a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Mexican peso and Brazilian real). The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable to insolvencies as the economic crisis progressed. The strategy also maintained negative duration exposure to longer-term USTs for much of the period before the COVID-19 crisis erupted in March 2020, as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced in the longer-term range of the U.S. Treasury yield curve. The team unwound its net-negative positioning in longer-term USTs into curve steepening in March. The strategy continued to hold safe-haven assets that it had previously added in the third quarter of 2019, notably the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. These positions were intended to hedge against global financial market risks associated with rising geopolitical tensions as well as price distortions from ongoing loose monetary policies across the developed world. The strategy also continued to hold a net-negative position in the euro to hedge against broad-based USD strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, the team used forward currency exchange contracts to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from absolute performance, as did positions in northern European currencies (the Norwegian krone). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Mexico and Argentina) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.

On a relative basis, the Fund underperformed its benchmark due to interest-rate strategies, followed by currency positions. Sovereign credit exposures had a largely neutral effect on relative results. Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Mexico and Argentina) and Asia ex-Japan contributed to relative results. Among currencies, overweighted positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from relative performance, as did overweighted positions in northern European currencies (the Norwegian krone).

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.

Lead Portfolio Manager

Calvin Ho

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	-4.44%[5]	-8.04%
1-Year	-6.29%	-9.81%
5-Year	+1.63%	-0.44%
10-Year	+29.35%	+2.22%

Advisor
6-Month	-4.34%[5]	-4.34%
1-Year	-6.08%	-6.08%
5-Year	+2.83%	+0.56%
10-Year	+32.53%	+2.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/20–6/30/20)

Share Class	Net Investment Income
A	$0.2388
C	$0.2181
R	$0.2261
R6	$0.2587
Advisor	$0.2515

Total Annual Operating Expenses[6]
Share Class	With Fee Waiver	Without Fee Waiver
A	0.92%	0.99%
Advisor	0.67%	0.74%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bondprices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$958.30	$4.48	$1,020.29	$4.62	0.92%
C	$1,000	$956.50	$6.42	$1,018.30	$6.62	1.32%
R	$1,000	$957.10	$5.69	$1,019.05	$5.87	1.17%
R6	$1,000	$960.00	$2.63	$1,022.18	$2.72	0.54%
Advisor	$1,000	$959.30	$3.26	$1,021.53	$3.37	0.67%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON INCOME TRUST

Financial Highlights

Templeton Global Bond Fund

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.69	$11.30	$11.89	$12.00	$11.32	$11.66	$13.41

Income from investment operations[b]:
Net investment income[c]	0.22	0.59	0.59	0.56	0.16	0.42	0.34
Net realized and unrealized gains (losses)	(0.66)	(0.54)	(0.44)	(0.27)	0.60	(0.44)	(1.24)

Total from investment operations	(0.44)	0.05	0.15	0.29	0.76	(0.02)	(0.90)

Less distributions from:
Net investment income and net foreign currency gains	(0.24)	(0.66)	(0.74)	(0.40)	—	(0.12)	(0.82)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	—	(0.08)	(0.20)	—

Total distributions	(0.24)	(0.66)	(0.74)	(0.40)	(0.08)	(0.32)	(0.85)

Net asset value, end of period	$10.01	$10.69	$11.30	$11.89	$12.00	$11.32	$11.66

Total return[d]	(4.17)%	0.35%	1.27%	2.35%	6.75%	(0.15)%	(6.96)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.95%	0.92%	0.94%	0.97%	0.96%	0.93%	0.90%
Expenses net of waiver and payments by affiliates	0.92%	0.85%	0.86%	0.90%	0.91%	0.90%	0.88%
Expenses net of waiver and payments by affiliates and expense reduction	0.92%	0.85%	0.86% [f]	0.89%	0.90%	0.90% [f]	0.88%
Net investment income	4.37%	5.27%	4.99%	4.60%	4.22%	3.66%	2.68%

Supplemental data
Net assets, end of period (000’s)	$5,424,862	$6,514,630	$8,375,227	$9,656,645	$12,703,966	$13,759,572	$19,063,126
Portfolio turnover rate	47.08%	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.72	$11.33	$11.92	$12.03	$11.35	$11.69	$13.44

Income from investment operations[b]:

Net investment income[c]	0.20	0.55	0.54	0.51	0.15	0.37	0.29
Net realized and unrealized gains (losses)	(0.67)	(0.55)	(0.44)	(0.27)	0.59	(0.44)	(1.24)

Total from investment operations	(0.47)	—	0.10	0.24	0.74	(0.07)	(0.95)

Less distributions from:
Net investment income and net foreign currency gains	(0.22)	(0.61)	(0.69)	(0.35)	—	(0.10)	(0.77)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	—	(0.06)	(0.17)	—

Total distributions	(0.22)	(0.61)	(0.69)	(0.35)	(0.06)	(0.27)	(0.80)

Net asset value, end of period	$10.03	$10.72	$11.33	$11.92	$12.03	$11.35	$11.69

Total return[d]	(4.35)%	(0.06)%	0.86%	1.94%	6.59%	(0.55)%	(7.32)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.35%	1.32%	1.34%	1.37%	1.35%	1.33%	1.30%
Expenses net of waiver and payments by affiliates	1.32%	1.25%	1.26%	1.30%	1.30%	1.30%	1.28%
Expenses net of waiver and payments by affiliates and expense reduction	1.32%	1.25%	1.26% [f]	1.29%	1.29%	1.30% [f]	1.28%
Net investment income	3.97%	4.87%	4.59%	4.20%	3.83%	3.26%	2.28%

Supplemental data
Net assets, end of period (000’s)	$1,021,261	$1,392,223	$2,218,852	$3,232,023	$4,072,562	$4,430,727	$6,171,509
Portfolio turnover rate	47.08%	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.69	$11.30	$11.89	$12.00	$11.32	$11.66	$13.41

Income from investment operations[b]:

Net investment income[c]	0.21	0.56	0.56	0.53	0.15	0.39	0.31
Net realized and unrealized gains (losses)	(0.66)	(0.54)	(0.44)	(0.27)	0.60	(0.44)	(1.24)

Total from investment operations	(0.45)	0.02	0.12	0.26	0.75	(0.05)	(0.93)

Less distributions from:
Net investment income and net foreign currency gains	(0.23)	(0.63)	(0.71)	(0.37)	—	(0.11)	(0.79)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	—	(0.07)	(0.18)	—

Total distributions	(0.23)	(0.63)	(0.71)	(0.37)	(0.07)	(0.29)	(0.82)

Net asset value, end of period	$10.01	$10.69	$11.30	$11.89	$12.00	$11.32	$11.66

Total return[d]	(4.29)%	0.10%	1.02%	2.10%	6.66%	(0.40)%	(7.19)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.20%	1.17%	1.19%	1.22%	1.21%	1.18%	1.15%
Expenses net of waiver and payments by affiliates	1.17%	1.10%	1.11%	1.15%	1.16%	1.15%	1.13%
Expenses net of waiver and payments by affiliates and expense reduction	1.17%	1.10%	1.11% [f]	1.14%	1.15%	1.15% [f]	1.13%
Net investment income	4.12%	5.02%	4.74%	4.35%	3.97%	3.41%	2.43%

Supplemental data
Net assets, end of period (000’s)	$181,768	$208,853	$239,671	$274,295	$306,907	$319,155	$358,318
Portfolio turnover rate	47.08%	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period.	$10.64	$11.25	$11.85	$11.96	$11.28	$11.62	$13.36

Income from investment operations[b]:
Net investment income[c]	0.24	0.62	0.63	0.61	0.18	0.47	0.38
Net realized and unrealized gains (losses)	(0.66)	(0.53)	(0.45)	(0.27)	0.60	(0.44)	(1.22)

Total from investment operations	(0.42)	0.09	0.18	0.34	0.78	0.03	(0.84)

Less distributions from:
Net investment income and net foreign currency gains	(0.26)	(0.70)	(0.78)	(0.45)	—	(0.14)	(0.87)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	—	(0.10)	(0.23)	—

Total distributions	(0.26)	(0.70)	(0.78)	(0.45)	(0.10)	(0.37)	(0.90)

Net asset value, end of period	$9.96	$10.64	$11.25	$11.85	$11.96	$11.28	$11.62

Total return[d]	(4.00)%	0.73%	1.57%	2.79%	6.92%	0.25%	(6.55)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.59%	0.57%	0.59%	0.55%	0.55%	0.53%	0.52%
Expenses net of waiver and payments by affiliates	0.54%	0.48%	0.49%	0.48%	0.50%	0.50%	0.50%
Expenses net of waiver and payments by affiliates and expense reduction	0.54%	0.48%	0.49% [f]	0.47%	0.49%	0.50% [f]	0.50%
Net investment income	4.75%	5.64%	5.36%	5.02%	4.63%	4.06%	3.06%

Supplemental data
Net assets, end of period (000’s)	$3,212,001	$4,407,299	$4,084,816	$3,870,342	$2,924,394	$3,096,051	$2,805,620
Portfolio turnover rate	47.08%	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.64	$11.25	$11.85	$11.96	$11.28	$11.62	$13.36

Income from investment operations[b]:
Net investment income[c]	0.24	0.61	0.61	0.59	0.17	0.44	0.37
Net realized and unrealized gains (losses)	(0.67)	(0.54)	(0.44)	(0.27)	0.60	(0.43)	(1.22)

Total from investment operations	(0.43)	0.07	0.17	0.32	0.77	0.01	(0.85)

Less distributions from:
Net investment income and net foreign currency gains	(0.25)	(0.68)	(0.77)	(0.43)	—	(0.13)	(0.86)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	—	(0.09)	(0.22)	—

Total distributions	(0.25)	(0.68)	(0.77)	(0.43)	(0.09)	(0.35)	(0.89)

Net asset value, end of period	$9.96	$10.64	$11.25	$11.85	$11.96	$11.28	$11.62

Total return[d]	(4.07)%	0.60%	1.44%	2.62%	6.86%	0.10%	(6.67)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.70%	0.67%	0.69%	0.72%	0.71%	0.68%	0.65%
Expenses net of waiver and payments by affiliates	0.67%	0.60%	0.61%	0.65%	0.66%	0.65%	0.63%
Expenses net of waiver and payments by affiliates and expense reduction	0.67%	0.60%	0.61% [f]	0.64%	0.65%	0.65% [f]	0.63%
Net investment income	4.62%	5.52%	5.24%	4.85%	4.47%	3.91%	2.93%

Supplemental data
Net assets, end of period (000’s)	$9,860,347	$14,244,707	$18,506,219	$20,808,794	$20,838,200	$22,169,948	$32,534,368
Portfolio turnover rate	47.08%	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton Global Bond Fund

	Principal Amount*		Value

Foreign Government and Agency Securities 51.5%
Argentina 2.7%
[a,b]Argentina Treasury Bond BONCER,
Index Linked, 1.20%, 3/18/22	16,143,108,877	ARS	$152,715,713
Index Linked, 1.40%, 3/25/23	10,249,564,623	ARS	86,731,455
Index Linked, 1.50%, 3/25/24	10,249,564,627	ARS	80,980,238
[a]Argentine Bonos del Tesoro,
18.20%, 10/03/21	10,809,194,000	ARS	78,539,418
16.00%, 10/17/23	11,569,749,000	ARS	58,054,020
senior note, 15.50%, 10/17/26	18,801,412,000	ARS	67,606,337
[a,c]Government of Argentina, FRN, 26.415%, (ARS Badlar + 2.00%), 4/03/22	700,128,000	ARS	6,330,264

			530,957,445

Brazil 9.0%
Letra Tesouro Nacional,
Strip, 7/01/20	4,468,782[d]	BRL	821,882,969
Strip, 7/01/21	1,017,240[d]	BRL	182,792,235
Nota do Tesouro Nacional, 10.00%, 1/01/21	3,992,109[d]	BRL	762,249,554

			1,766,924,758

Colombia 2.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	45,050,000,000	COP	12,313,318
senior bond, 4.375%, 3/21/23	6,831,000,000	COP	1,827,997
senior bond, 9.85%, 6/28/27	10,884,000,000	COP	3,660,737
Titulos de Tesoreria,
B, 7.75%, 9/18/30	175,388,800,000	COP	51,295,384
senior bond, B, 11.00%, 7/24/20	88,998,000,000	COP	23,796,116
senior bond, B, 7.00%, 5/04/22	131,527,000,000	COP	37,429,835
senior bond, B, 10.00%, 7/24/24	518,579,000,000	COP	169,997,145
senior bond, B, 7.50%, 8/26/26	216,664,700,000	COP	65,709,095
senior bond, B, 6.00%, 4/28/28	236,008,100,000	COP	63,958,266

			429,987,893

Ghana 2.2%
Government of Ghana,
24.75%, 3/01/21	6,310,000	GHS	1,144,354
16.25%, 5/17/21	63,860,000	GHS	10,969,990
24.50%, 6/21/21	990,000	GHS	181,744
24.75%, 7/19/21	10,770,000	GHS	1,982,951
18.75%, 1/24/22	337,130,000	GHS	59,094,961
17.60%, 11/28/22	3,220,000	GHS	551,454
19.75%, 3/25/24	337,130,000	GHS	59,421,106
19.00%, 11/02/26	919,380,000	GHS	147,354,404
senior bond, 19.75%, 3/15/32	945,740,000	GHS	152,814,348
senior note, 18.25%, 9/21/20	4,190,000	GHS	731,942
senior note, 16.50%, 3/22/21	15,240,000	GHS	2,631,370

			436,878,624

India 0.5%
Government of India, senior note, 8.79%, 11/08/21	7,315,000,000	INR	102,742,419

franklintempleton.com	Semiannual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
Indonesia 8.2%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	1,090,303,000,000	IDR	$78,400,200
senior bond, FR34, 12.80%, 6/15/21	1,603,246,000,000	IDR	120,853,645
senior bond, FR35, 12.90%, 6/15/22	1,172,669,000,000	IDR	93,262,365
senior bond, FR39, 11.75%, 8/15/23	641,965,000,000	IDR	52,095,781
senior bond, FR40, 11.00%, 9/15/25	532,795,000,000	IDR	44,327,958
senior bond, FR43, 10.25%, 7/15/22	377,390,000,000	IDR	28,796,027
senior bond, FR44, 10.00%, 9/15/24	248,790,000,000	IDR	19,721,683
senior bond, FR46, 9.50%, 7/15/23	6,667,220,000,000	IDR	510,974,407
senior bond, FR53, 8.25%, 7/15/21	5,990,194,000,000	IDR	434,231,559
senior bond, FR61, 7.00%, 5/15/22	165,670,000,000	IDR	11,906,620
senior bond, FR63, 5.625%, 5/15/23	670,707,000,000	IDR	46,523,658
senior bond, FR70, 8.375%, 3/15/24	2,270,548,000,000	IDR	169,713,700

			1,610,807,603

Mexico 14.8%
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	194,678,150[e]	MXN	861,045,537
senior bond, M, 6.50%, 6/09/22	82,141,500[e]	MXN	369,754,483
senior bond, M, 6.75%, 3/09/23	273,808,353[e]	MXN	1,253,641,144
senior bond, M, 8.00%, 12/07/23	84,975,720[e]	MXN	407,777,685
[f]Mexican Udibonos, Index Linked, 2.50%, 12/10/20	7,045,398[g]	MXN	30,887,062

			2,923,105,911

Norway 5.4%
[h,i]Government of Norway,
144A, Reg S, 3.75%, 5/25/21	2,807,404,000	NOK	301,363,175
144A, Reg S, 2.00%, 5/24/23	2,535,983,000	NOK	277,291,527
144A, Reg S, 3.00%, 3/14/24	2,921,308,000	NOK	334,672,505
144A, Reg S, 1.75%, 3/13/25	890,910,000	NOK	98,883,261
144A, Reg S, 1.50%, 2/19/26	475,626,000	NOK	52,569,600

			1,064,780,068

South Korea 5.9%
Korea Treasury Bond,
senior note, 2.25%, 9/10/23	13,848,000,000	KRW	12,024,894
senior note, 1.875%, 3/10/24	239,662,000,000	KRW	206,236,101
senior note, 1.375%, 9/10/24	385,853,010,000	KRW	325,962,565
senior note, 3.00%, 9/10/24	146,030,000,000	KRW	131,469,480
senior note, 1.375%, 12/10/29	592,858,000,000	KRW	494,412,566

			1,170,105,606

[j]Supranational 0.6%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24	2,473,000,000	MXN	116,010,468

Total Foreign Government and Agency Securities (Cost $13,512,154,423)			10,152,300,795

20	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

		Principal Amount*		Value

U.S. Government and Agency Securities 30.1%
United States 30.1%
U.S. Treasury Note,
1.125%, 9/30/21		167,063,000		$169,040,419
1.50%, 9/30/21		605,510,000		615,586,062
2.125%, 12/31/21		189,745,000		195,315,054
1.50%, 10/31/24		240,150,000		253,184,703
1.50%, 11/30/24		294,510,000		310,742,564
1.75%, 12/31/24		2,166,575,000		2,311,887,857
2.00%, 2/15/25		287,010,000		309,959,589
2.125%, 5/15/25		343,230,000		373,805,625
2.875%, 5/31/25		287,950,000		324,286,817
2.625%, 12/31/25		418,885,000		470,852,920
1.625%, 2/15/26		226,420,000		242,282,666
2.125%, 5/31/26		103,431,000		113,927,631
1.625%, 10/31/26		226,430,000		243,288,420

Total U.S. Government and Agency Securities (Cost $5,682,819,346)				5,934,160,327

	Number of Contracts	Notional Amount#
Options Purchased 1.9%
Calls - Over-the-Counter
Currency Options 1.3%
AUD/JPY, Counterparty CITI, September Strike Price 79.45 JPY, Expires 9/11/20	1	231,022,000	AUD	452,392
AUD/JPY, Counterparty CITI, October Strike Price 77.95 JPY, Expires 10/22/20	1	462,038,000	AUD	2,950,552
AUD/JPY, Counterparty CITI, October Strike Price 79.00 JPY, Expires 10/29/20	1	190,592,000	AUD	885,052
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	103,800,000	AUD	89,599
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	415,192,000	AUD	1,010,997
AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/22/21	1	311,877,000	AUD	2,481,630
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	175,576,000	AUD	6,588,240
AUD/JPY, Counterparty CITI, April Strike Price 81.00 JPY, Expires 4/29/21	1	225,243,000	AUD	1,470,407
AUD/JPY, Counterparty CITI, June Strike Price 81.00 JPY, Expires 6/21/21	1	346,529,000	AUD	2,778,400
AUD/USD, Counterparty HSBK, January Strike Price $0.71, Expires 1/22/21	1	92,409,000	AUD	1,414,883
AUD/USD, Counterparty HSBK, February Strike Price $0.75, Expires 2/08/21	1	184,817,000	AUD	918,809
AUD/USD, Counterparty HSBK, February Strike Price $0.74, Expires 2/10/21	1	221,777,000	AUD	1,301,334
AUD/USD, Counterparty MSCO, October Strike Price $0.75, Expires 10/28/20	1	92,406,000	AUD	150,091
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	249,119,000	AUD	1,109,220
USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	588,172,000		752,860

franklintempleton.com	Semiannual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount#	Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/JPY, Counterparty CITI, February Strike Price 115.00 JPY, Expires 2/24/21	1	1,517,860,000	$4,022,329
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	122,804,000	11,031,606
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	30,695,000	1,890,474
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	69,845,000	2,051,138
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	41,086,000	1,082,082
USD/MXN, Counterparty CITI, September Strike Price 31.04 MXN, Expires 9/03/20	1	119,911,000	77,822
USD/MXN, Counterparty CITI, November Strike Price 26.72 MXN, Expires 11/09/20	1	403,828,000	4,256,751
USD/MXN, Counterparty CITI, December Strike Price 23.97 MXN, Expires 12/07/20	1	303,706,000	10,542,850
USD/MXN, Counterparty CITI, February Strike Price 25.49 MXN, Expires 2/11/21	1	236,243,000	6,500,935
USD/MXN, Counterparty CITI, March Strike Price 24.62 MXN, Expires 3/24/21	1	223,064,000	9,032,084
USD/MXN, Counterparty CITI, April Strike Price 23.75 MXN, Expires 4/09/21	1	118,157,000	6,540,226
USD/MXN, Counterparty CITI, April Strike Price 25.48 MXN, Expires 4/09/21	1	225,819,000	7,566,517
USD/MXN, Counterparty CITI, April Strike Price 27.45 MXN, Expires 4/28/21	1	704,318,000	15,483,023
USD/MXN, Counterparty CITI, June Strike Price 26.09 MXN, Expires 6/18/21	1	239,830,000	8,365,270
USD/MXN, Counterparty CITI, June Strike Price 24.81 MXN, Expires 6/30/21	1	359,772,000	18,687,277
USD/MXN, Counterparty CITI, December Strike Price 29.73 MXN, Expires 12/07/21	1	364,445,000	10,176,398
USD/MXN, Counterparty GSCO, July Strike Price 20.00 MXN, Expires 7/31/20	1	117,388,000	15,705,223
USD/MXN, Counterparty GSCO, July Strike Price 24.18 MXN, Expires 7/31/20	1	117,388,000	969,390
USD/MXN, Counterparty GSCO, March Strike Price 20.62 MXN, Expires 3/03/21	1	76,750,000	10,361,480
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	73,368,000	5,932,463
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	145,288,000	13,727,973
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	144,280,000	6,315,713
USD/MXN, Counterparty JPHQ, September Strike Price 23.25 MXN, Expires 9/22/20	1	195,413,000	6,237,388
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	219,818,000	10,810,210
USD/MXN, Counterparty MSCO, September Strike Price 22.82 MXN, Expires 9/02/20	1	243,865,000	8,825,231

22	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, September Strike Price 25.02 MXN, Expires 9/02/20	1	81,092,000		$733,558
USD/MXN, Counterparty MSCO, January Strike Price 24.50 MXN, Expires 1/14/21	1	96,748,000		3,289,239
USD/MXN, Counterparty MSCO, January Strike Price 26.53 MXN, Expires 1/14/21	1	867,939,000		15,578,637
USD/MXN, Counterparty MSCO, March Strike Price 28.75 MXN, Expires 3/30/21	1	496,475,000		7,160,162

				247,307,915

Puts - Over-the-Counter
Currency Options 0.6%
AUD/USD, Counterparty HSBK, March Strike Price $0.64, Expires 3/22/21	1	244,883,000	AUD	2,642,848
AUD/JPY, Counterparty CITI, October Strike Price 67.10 JPY, Expires 10/29/20	1	508,243,000	AUD	2,601,401
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	51,900,000	AUD	286,846
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	31,140,000	AUD	259,816
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	207,600,000	AUD	1,328,158
AUD/JPY, Counterparty CITI, March Strike Price 68.50 JPY, Expires 3/24/21	1	207,919,000	AUD	2,837,146
AUD/JPY, Counterparty CITI, April Strike Price 71.00 JPY, Expires 4/29/21	1	600,651,000	AUD	12,569,830
AUD/JPY, Counterparty CITI, June Strike Price 58.95 JPY, Expires 6/21/21	1	462,036,000	AUD	3,054,150
AUD/JPY, Counterparty CITI, June Strike Price 71.44 JPY, Expires 6/21/21	1	462,036,000	AUD	11,469,961
AUD/JPY, Counterparty CITI, June Strike Price 69.20 JPY, Expires 6/24/21	1	369,629,000	AUD	7,193,261
AUD/USD, Counterparty HSBK, October Strike Price $0.63, Expires 10/27/20	1	184,816,000	AUD	620,145
AUD/USD, Counterparty HSBK, January Strike Price $0.61, Expires 1/22/21	1	286,462,000	AUD	1,446,665
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/08/21	1	369,632,000	AUD	4,439,842
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/10/21	1	443,553,000	AUD	4,730,945
AUD/USD, Counterparty MSCO, October Strike Price $0.67, Expires 10/28/20	1	184,812,000	AUD	1,837,185
AUD/USD, Counterparty MSCO, November Strike Price $0.65, Expires 11/19/20	1	392,124,000	AUD	2,748,946
AUD/USD, Counterparty MSCO, December Strike Price $0.65, Expires 12/18/20	1	334,971,000	AUD	3,145,448
USD/JPY, Counterparty CITI, September Strike Price 100.70 JPY, Expires 9/16/20	1	1,062,502,000		1,214,440
USD/JPY, Counterparty CITI, September Strike Price 106.75 JPY, Expires 9/22/20	1	1,176,343,000		9,709,535
USD/JPY, Counterparty CITI, October Strike Price 103.60 JPY, Expires 10/29/20	1	758,929,000		3,870,538
USD/JPY, Counterparty CITI, February Strike Price 105.70 JPY, Expires 2/24/21	1	758,930,000		13,391,320

franklintempleton.com	Semiannual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount#	Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	239,850,000	$41,734
USD/MXN, Counterparty CITI, September Strike Price 21.33 MXN, Expires 9/03/20	1	359,797,000	1,261,448
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	505,499,000	1,146,977
USD/MXN, Counterparty CITI, November Strike Price 22.45 MXN, Expires 11/09/20	1	201,913,000	4,069,153
USD/MXN, Counterparty CITI, February Strike Price 20.88 MXN, Expires 2/11/21	1	118,124,000	862,778
USD/MXN, Counterparty CITI, April Strike Price 21.20 MXN, Expires 4/09/21	1	246,485,000	2,738,448
USD/MXN, Counterparty GSCO, July Strike Price 20.83 MXN, Expires 7/31/20	1	234,776,000	152,605
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	105,246,000	549,068
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	82,172,000	1,141,862
USD/MXN, Counterparty GSCO, August Strike Price 20.30 MXN, Expires 8/31/20	1	87,885,000	67,584
USD/MXN, Counterparty GSCO, September Strike Price 23.73 MXN, Expires 9/30/20	1	234,776,000	10,191,626
USD/MXN, Counterparty GSCO, March Strike Price 18.65 MXN, Expires 3/03/21	1	76,750,000	83,811
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	73,368,000	2,563,111
USD/MXN, Counterparty MSCO, September Strike Price 20.11 MXN, Expires 9/02/20	1	243,865,000	155,586
USD/MXN, Counterparty MSCO, September Strike Price 20.64 MXN, Expires 9/10/20	1	143,911,000	226,372
USD/MXN, Counterparty MSCO, September Strike Price 20.13 MXN, Expires 9/22/20	1	290,576,000	278,081
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	88,742,000	1,440,638
USD/MXN, Counterparty MSCO, September Strike Price 20.91 MXN, Expires 9/24/20	1	190,728,000	504,285
USD/MXN, Counterparty MSCO, September Strike Price 20.90 MXN, Expires 9/25/20	1	69,103,000	184,712
USD/MXN, Counterparty MSCO, January Strike Price 20.95 MXN, Expires 1/14/21	1	172,760,000	1,220,722

			120,279,027

Total Options Purchased (Cost $461,789,945)			367,586,942

Total Investments before Short Term Investments (Cost $19,656,763,714)			16,454,048,064

24	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

		Principal Amount*		Value

Short Term Investments 14.5%

Foreign Government and Agency Securities 4.7%
Argentina 0.3%
[a,b]Argentina Treasury Bond BONCER, Index Linked, 1.10%, 4/17/21		3,448,588,356	ARS	$33,569,100
[a,b]Letras de la Nacion Argentina con Ajuste por CER, Index Linked, 0.00%, 12/04/20		3,614,057,300	ARS	35,575,931

				69,145,031

Brazil 0.2%
Letra Tesouro Nacional, Strip, 10/01/20		231,540[d]	BRL	42,364,180

Japan 4.0%
KJapan Treasury Discount Bill, 7/10/20 - 10/12/20		84,193,150,000	JPY	779,978,610

Norway 0.2%
[h,i,k]Norway Treasury Bill, 144A, Reg S, 9/16/20		325,122,000	NOK	33,766,677

Total Foreign Government and Agency Securities (Cost $942,193,093)				925,254,498

Total Investments before Money Market Funds (Cost $20,598,956,807)				17,379,302,562

		Shares

Money Market Funds (Cost $1,932,245,560) 9.8%
United States 9.8%
[l,m]Institutional Fiduciary Trust Money Market Portfolio, 0.00%		1,932,245,560		1,932,245,560

Total Investments (Cost $22,531,202,367) 98.0%				19,311,548,122
Options Written (1.8)%				(346,846,041)
Other Assets, less Liabilities 3.8%				735,536,377

Net Assets 100.0%				$19,700,238,458

	Number of Contracts	Notional Amount#
[n]Options Written (1.8)%
Calls - Over-the-Counter
Currency Options (1.1)%
AUD/JPY, Counterparty CITI, September Strike Price 75.80 JPY, Expires 9/11/20	1	231,022,000	AUD	(2,275,350)
AUD/JPY, Counterparty CITI, October Strike Price 71.60 JPY, Expires 10/29/20	1	381,183,000	AUD	(14,393,039)
AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	415,192,000	AUD	(7,250,872)
AUD/JPY, Counterparty CITI, January Strike Price 76.00 JPY, Expires 1/22/21	1	311,877,000	AUD	(5,534,173)
AUD/JPY, Counterparty CITI, January Strike Price 76.95 JPY, Expires 1/22/21	1	369,629,000	AUD	(5,173,058)
AUD/JPY, Counterparty CITI, April Strike Price 71.75 JPY, Expires 4/29/21	1	450,489,000	AUD	(20,141,021)
AUD/JPY, Counterparty CITI, June Strike Price 78.00 JPY, Expires 6/21/21	1	346,529,000	AUD	(5,446,095)

franklintempleton.com	Semiannual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

[n]Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/USD, Counterparty HSBK, October Strike Price $0.67, Expires 10/27/20	1	277,224,000	AUD	$(8,893,967)
AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	138,399,000	AUD	(1,152,342)
AUD/USD, Counterparty HSBK, January Strike Price $0.67, Expires 1/22/21	1	286,462,000	AUD	(9,624,204)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/08/21	1	184,817,000	AUD	(4,239,016)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/10/21	1	221,777,000	AUD	(5,808,719)
AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	230,666,000	AUD	(804,551)
AUD/USD, Counterparty MSCO, August Strike Price $0.69, Expires 8/12/20	1	171,557,000	AUD	(1,419,308)
AUD/USD, Counterparty MSCO, August Strike Price $0.70, Expires 8/12/20	1	119,666,000	AUD	(962,265)
AUD/USD, Counterparty MSCO, October Strike Price $0.72, Expires 10/28/20	1	92,406,000	AUD	(532,843)
AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	498,240,000	AUD	(4,561,004)
USD/JPY, Counterparty CITI, September Strike Price 107.50 JPY, Expires 9/16/20	1	607,145,000		(8,148,493)
USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	1,176,342,000		(9,274,280)
USD/JPY, Counterparty CITI, February Strike Price 110.50 JPY, Expires 2/24/21	1	1,517,860,000		(15,709,851)
USD/MXN, Counterparty CITI, November Strike Price 31.74 MXN, Expires 11/09/20	1	201,913,000		(545,771)
USD/MXN, Counterparty CITI, December Strike Price 23.46 MXN, Expires 12/07/20	1	101,235,000		(4,317,774)
USD/MXN, Counterparty CITI, December Strike Price 25.43 MXN, Expires 12/07/20	1	101,235,000		(2,014,981)
USD/MXN, Counterparty CITI, February Strike Price 29.11 MXN, Expires 2/11/21	1	177,184,000		(1,915,536)
USD/MXN, Counterparty CITI, March Strike Price 25.87 MXN, Expires 3/24/21	1	179,949,000		(5,089,857)
USD/MXN, Counterparty CITI, March Strike Price 31.07 MXN, Expires 3/24/21	1	89,226,000		(776,088)
USD/MXN, Counterparty CITI, April Strike Price 27.24 MXN, Expires 4/09/21	1	225,819,000		(4,833,882)
USD/MXN, Counterparty CITI, June Strike Price 28.24 MXN, Expires 6/18/21	1	239,830,000		(5,253,716)
USD/MXN, Counterparty CITI, June Strike Price 28.40 MXN, Expires 6/30/21	1	239,850,000		(5,514,151)
USD/MXN, Counterparty CITI, December Strike Price 27.93 MXN, Expires 12/07/21	1	121,484,000		(4,554,557)
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	105,246,000		(5,380,281)
USD/MXN, Counterparty GSCO, July Strike Price 22.94 MXN, Expires 7/31/20	1	117,388,000		(2,934,583)
USD/MXN, Counterparty GSCO, July Strike Price 23.32 MXN, Expires 7/31/20	1	117,388,000		(2,109,110)

26	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

[n]Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	82,172,000		$(3,704,807)
USD/MXN, Counterparty GSCO, August Strike Price 24.62 MXN, Expires 8/31/20	1	87,885,000		(973,502)
USD/MXN, Counterparty GSCO, June Strike Price 30.36 MXN, Expires 6/09/21	1	73,368,000		(1,051,804)
USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	145,288,000		(5,878,788)
USD/MXN, Counterparty JPHQ, September Strike Price 24.90 MXN, Expires 9/22/20	1	97,705,000		(1,246,716)
USD/MXN, Counterparty MSCO, September Strike Price 23.31 MXN, Expires 9/02/20	1	243,865,000		(6,451,692)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	47,970,000		(2,272,243)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	88,742,000		(4,399,473)
USD/MXN, Counterparty MSCO, September Strike Price 25.31 MXN, Expires 9/28/20	1	172,760,000		(1,932,321)
USD/MXN, Counterparty MSCO, January Strike Price 25.45 MXN, Expires 1/14/21	1	69,104,000		(1,717,303)
USD/MXN, Counterparty MSCO, January Strike Price 27.60 MXN, Expires 1/14/21	1	48,373,000		(646,215)
USD/MXN, Counterparty MSCO, January Strike Price 29.21 MXN, Expires 1/14/21	1	138,208,000		(1,244,287)
USD/MXN, Counterparty MSCO, March Strike Price 34.23 MXN, Expires 3/30/21	1	330,985,000		(1,793,608)

				(209,897,497)

Puts - Over-the-Counter
Currency Options (0.7)%
AUD/JPY, Counterparty CITI, October Strike Price 62.80 JPY, Expires 10/29/20	1	254,122,000	AUD	(624,050)
AUD/JPY, Counterparty CITI, April Strike Price 66.00 JPY, Expires 4/29/21	1	300,326,000	AUD	(3,483,658)
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	175,576,000	AUD	(4,646,610)
AUD/JPY, Counterparty CITI, June Strike Price 64.86 JPY, Expires 6/21/21	1	693,055,000	AUD	(8,373,899)
AUD/USD, Counterparty HSBK, January Strike Price $0.52, Expires 1/22/21	1	138,613,000	AUD	(134,474)
AUD/USD, Counterparty HSBK, January Strike Price $0.63, Expires 1/27/21	1	122,252,000	AUD	(798,663)
AUD/USD, Counterparty HSBK, March Strike Price $0.59, Expires 3/22/21	1	99,337,000	AUD	(393,777)
AUD/USD, Counterparty MSCO, August Strike Price $0.63, Expires 8/12/20	1	122,538,000	AUD	(94,782)
AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	98,032,000	AUD	(111,339)
AUD/USD, Counterparty MSCO, August Strike Price $0.68, Expires 8/12/20	1	120,127,000	AUD	(718,967)
USD/JPY, Counterparty CITI, September Strike Price 89.80 JPY, Expires 9/16/20	1	531,252,000		(54,719)
USD/JPY, Counterparty CITI, September Strike Price 102.25 JPY, Expires 9/22/20	1	588,172,000		(1,183,990)

franklintempleton.com	Semiannual Report	27

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount#	Value

[n]Options Written (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/JPY, Counterparty CITI, October Strike Price 106.00 JPY, Expires 10/29/20	1	758,929,000	$(7,050,450)
USD/MXN, Counterparty CITI, July Strike Price 23.10 MXN, Expires 7/30/20	1	88,042,000	(1,856,190)
USD/MXN, Counterparty CITI, September Strike Price 22.93 MXN, Expires 9/03/20	1	239,871,000	(5,533,344)
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	69,845,000	(2,051,138)
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	41,086,000	(1,351,647)
USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	252,750,000	(204,728)
USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	252,750,000	(3,711,381)
USD/MXN, Counterparty CITI, November Strike Price 23.88 MXN, Expires 11/09/20	1	403,828,000	(21,598,741)
USD/MXN, Counterparty CITI, February Strike Price 22.92 MXN, Expires 2/11/21	1	177,184,000	(5,972,341)
USD/MXN, Counterparty CITI, April Strike Price 22.71 MXN, Expires 4/09/21	1	246,485,000	(7,721,143)
USD/MXN, Counterparty CITI, April Strike Price 23.02 MXN, Expires 4/28/21	1	352,163,000	(13,369,868)
USD/MXN, Counterparty CITI, June Strike Price 20.24 MXN, Expires 6/30/21	1	119,922,000	(749,872)
USD/MXN, Counterparty GSCO, August Strike Price 21.54 MXN, Expires 8/31/20	1	87,885,000	(389,067)
USD/MXN, Counterparty GSCO, September Strike Price 22.40 MXN, Expires 9/30/20	1	469,552,000	(6,752,158)
USD/MXN, Counterparty GSCO, March Strike Price 19.80 MXN, Expires 3/03/21	1	76,750,000	(232,246)
USD/MXN, Counterparty GSCO, June Strike Price 19.61 MXN, Expires 6/09/21	1	73,368,000	(284,374)
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	144,280,000	(2,114,423)
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	219,818,000	(8,592,246)
USD/MXN, Counterparty MSCO, September Strike Price 21.23 MXN, Expires 9/02/20	1	188,040,000	(568,445)
USD/MXN, Counterparty MSCO, September Strike Price 21.50 MXN, Expires 9/10/20	1	143,911,000	(696,385)
USD/MXN, Counterparty MSCO, September Strike Price 21.68 MXN, Expires 9/22/20	1	290,576,000	(1,981,147)
USD/MXN, Counterparty MSCO, September Strike Price 22.13 MXN, Expires 9/24/20	1	190,728,000	(2,207,104)
USD/MXN, Counterparty MSCO, September Strike Price 21.90 MXN, Expires 9/25/20	1	69,103,000	(619,647)
USD/MXN, Counterparty MSCO, September Strike Price 22.02 MXN, Expires 9/28/20	1	115,171,000	(1,220,813)
USD/MXN, Counterparty MSCO, January Strike Price 22.37 MXN, Expires 1/14/21	1	103,657,000	(2,347,002)

28	Semiannual Report	franklintempleton.com

    TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount#	Value

[n]Options Written (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, January Strike Price 23.10 MXN, Expires 1/14/21	1	299,445,000	$(11,021,373)
USD/MXN, Counterparty MSCO, March Strike Price 23.03 MXN, Expires 3/30/21	1	165,493,000	(6,132,343)

			(136,948,544)

Total Options Written (Premiums received $307,920,485)			(346,846,041)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 12 regarding fair value measurements.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cThe coupon rate shown represents the rate at period end.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gPrincipal amount is stated in 100 Unidad de Inversion Units.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $1,098,546,745, representing 5.6% of net assets.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $1,098,546,745, representing 5.6% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security was issued on a discount basis with no stated coupon rate.

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day effective yield at period end.

nSee Note 1(c) regarding written options.

franklintempleton.com	Semiannual Report	29

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	CITI	Buy	938,050,672	172,986,055		7/02/20	$—	$(464,431)
Brazilian Real	CITI	Sell	377,173,772	65,127,315		7/02/20	—	(4,240,613)
Brazilian Real	CITI	Sell	560,876,900	108,156,292		7/02/20	5,002,597	—
Brazilian Real	HSBK	Buy	659,551,900	120,907,773		7/02/20	393,739	—
Brazilian Real	HSBK	Sell	659,551,900	130,170,777		7/02/20	8,869,265	—
Brazilian Real	JPHQ	Buy	1,277,727,000	235,454,535		7/02/20	—	(461,328)
Brazilian Real	JPHQ	Sell	1,277,727,000	251,879,049		7/02/20	16,885,841	—
Australian Dollar	HSBK	Sell	116,332,174	8,731,892,980	JPY	7/13/20	603,017	—
Australian Dollar	JPHQ	Sell	4,484,038	337,325,217	JPY	7/13/20	30,221	—
Australian Dollar	JPHQ	Sell	356,800,000	26,643,504,800	JPY	7/14/20	572,709	—
Brazilian Real	CITI	Sell	653,861,672	120,551,941		7/15/20	367,827	—
Brazilian Real	HSBK	Sell	659,551,900	120,850,172		7/15/20	—	(379,843)
Swedish Krona	DBAB	Buy	4,541,741,761	423,789,997	EUR	7/15/20	11,179,412	—
Norwegian Krone	JPHQ	Buy	1,649,025,750	152,111,588	EUR	7/16/20	427,385	—
Norwegian Krone	DBAB	Buy	2,060,194,402	179,561,110	EUR	7/17/20	12,305,582	—
South Korean Won	CITI	Sell	280,696,000,000	244,540,663		7/17/20	10,514,022	—
Euro	UBSW	Buy	119,762,500	135,771,393		7/23/20	—	(1,154,051)
Euro	UBSW	Sell	119,762,500	135,984,331		7/23/20	1,366,989	—
Euro	CITI	Sell	529,577,826	62,385,559,505	JPY	7/31/20	—	(17,365,189)
Brazilian Real	CITI	Sell	377,772,946	65,127,315		8/04/20	—	(4,247,695)
Brazilian Real	HSBK	Sell	283,070,400	53,965,455		8/04/20	1,981,818	—
Brazilian Real	HSBK	Sell	476,657,854	83,518,688		8/04/20	—	(4,015,753)
Brazilian Real	JPHQ	Sell	2,313,995,800	462,706,517		8/04/20	37,759,512	—
Swiss Franc	UBSW	Buy	91,103,037	86,593,671	EUR	8/10/20	—	(1,097,220)
Swiss Franc	UBSW	Buy	364,412,144	336,408,774	EUR	8/10/20	6,817,740	—
South Korean Won	HSBK	Sell	100,447,500,000	82,334,016		8/11/20	—	(1,417,739)
Swiss Franc	GSCO	Buy	357,635,354	330,756,902	EUR	8/12/20	6,017,744	—
Swedish Krona	DBAB	Buy	4,541,742,821	428,057,901	EUR	8/13/20	6,234,733	—
Swiss Franc	GSCO	Buy	178,817,677	170,164,797	EUR	8/13/20	—	(2,372,160)
Australian Dollar	JPHQ	Sell	947,293,366	68,097,636,137	JPY	8/21/20	—	(22,774,647)
Australian Dollar	CITI	Sell	229,875,438	16,316,248,248	JPY	8/24/20	—	(7,456,222)
Euro	HSBK	Sell	513,146,764	60,612,562,213	JPY	8/24/20	—	(15,450,542)
Euro	HSBK	Sell	256,573,382	31,105,930,538	JPY	8/25/20	—	(316,794)
Australian Dollar	CITI	Sell	108,379,162	7,683,974,215	JPY	8/26/20	—	(3,593,954)
Indian Rupee	HSBK	Sell	7,546,600,000	98,414,230		8/26/20	—	(872,034)
Japanese Yen	JPHQ	Buy	25,451,087,700	236,684,950		8/26/20	—	(799,604)
Japanese Yen	JPHQ	Sell	2,850,000,000	26,648,789		8/26/20	234,466	—
Swedish Krona	DBAB	Buy	403,702,175	42,020,576		8/26/20	1,328,784	—
Japanese Yen	JPHQ	Buy	25,451,577,900	232,376,142		8/27/20	3,516,670	—
Euro	BOFA	Buy	25,617,594	28,988,869		8/31/20	—	(168,884)
Euro	BOFA	Sell	25,617,594	28,253,901		8/31/20	—	(566,084)
Japanese Yen	CITI	Buy	30,984,770,000	299,805,563		8/31/20	—	(12,612,512)
Japanese Yen	CITI	Sell	30,984,770,000	294,063,824		8/31/20	6,870,774	—
Brazilian Real	CITI	Sell	609,309,779	113,928,009		9/02/20	2,169,404	—
Brazilian Real	CITI	Sell	961,010,000	171,425,167		9/02/20	—	(4,841,719)

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    TEMPLETON INCOME TRUST

    STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Brazilian Real	HSBK	Sell	592,269,571	101,775,229		9/02/20	$—	$(6,857,889)
Euro	CITI	Buy	160,300,000	181,582,550		9/02/20	—	(1,235,445)
Euro	CITI	Sell	160,300,000	178,833,726		9/02/20	—	(1,513,380)
Euro	JPHQ	Buy	100,000,000	113,503,500		9/02/20	—	(997,508)
Euro	JPHQ	Sell	100,000,000	111,416,500		9/02/20	—	(1,089,492)
Euro	SCNY	Buy	276,473,292	312,407,226		9/08/20	—	(1,314,708)
Euro	SCNY	Sell	276,473,292	310,869,334		9/08/20	—	(223,183)
Euro	UBSW	Buy	15,764,200	17,889,719		9/08/20	—	(151,569)
Euro	UBSW	Sell	15,764,200	17,744,342		9/08/20	6,191	—
Japanese Yen	HSBK	Buy	12,854,977,030	123,861,608		9/08/20	—	(4,694,463)
Japanese Yen	HSBK	Buy	12,854,977,080	121,089,450		9/09/20	—	(1,920,260)
Australian Dollar	HSBK	Sell	116,332,826	8,723,216,957	JPY	9/11/20	567,202	—
Australian Dollar	HSBK	Sell	272,405,000	18,456,255,965	JPY	9/14/20	—	(16,926,996)
Australian Dollar	JPHQ	Sell	4,483,737	336,950,586	JPY	9/14/20	28,850	—
Australian Dollar	JPHQ	Sell	322,250,000	21,878,213,112	JPY	9/14/20	—	(19,608,893)
Swedish Krona	DBAB	Buy	2,270,870,861	216,487,841	EUR	9/15/20	270,325	—
Norwegian Krone	JPHQ	Buy	1,649,025,750	151,928,028	EUR	9/16/20	431,464	—
Swedish Krona	DBAB	Buy	2,270,870,060	216,154,968	EUR	9/16/20	642,250	—
Australian Dollar	HSBK	Sell	138,350,000	10,090,833,950	JPY	9/17/20	—	(1,943,153)
Norwegian Krone	JPHQ	Buy	1,475,731,300	163,564,323		9/21/20	—	(10,159,980)
Norwegian Krone	JPHQ	Buy	1,684,107,200	156,876,062	EUR	9/21/20	—	(1,507,840)
South Korean Won	CITI	Sell	465,402,500,000	385,506,316		9/22/20	—	(2,742,262)
Euro	HSBK	Sell	256,580,052	30,927,646,314	JPY	9/25/20	—	(2,036,217)
Euro	CITI	Sell	983,495,174	117,674,608,300	JPY	9/30/20	—	(15,938,867)
Norwegian Krone	JPHQ	Buy	80,334,375	7,360,408	EUR	9/30/20	64,771	—
Brazilian Real	HSBK	Sell	656,893,400	123,221,422		10/02/20	2,860,721	—
Brazilian Real	JPHQ	Sell	678,218,500	130,039,018		10/02/20	5,770,980	—
Euro	GSCO	Buy	7,120,000	8,009,865		10/05/20	6,966	—
Euro	GSCO	Buy	31,500,000	35,487,900		10/05/20	—	(20,181)
Euro	GSCO	Sell	195,619,980	218,883,108		10/05/20	—	(1,377,031)
South Korean Won	HSBK	Sell	28,730,968,000	23,519,129		10/07/20	—	(455,470)
Mexican Peso	CITI	Sell	1,270,192,000	49,774,364		10/08/20	—	(4,781,940)
Mexican Peso	CITI	Sell	1,303,300,000	63,246,113		10/08/20	7,267,779	—
Mexican Peso	CITI	Sell	978,884,000	47,434,594		10/09/20	5,395,331	—
Mexican Peso	CITI	Sell	3,263,613,000	157,828,680		10/13/20	17,735,903	—
Mexican Peso	CITI	Sell	4,803,893,000	233,155,680		10/15/20	26,994,418	—
Euro	BOFA	Sell	94,781,666	107,273,889		10/16/20	521,206	—
Mexican Peso	CITI	Sell	4,398,692,000	215,456,340		10/16/20	26,706,919	—
Japanese Yen	HSBK	Buy	13,388,924,282	125,179,854		10/21/20	—	(951,892)
Japanese Yen	JPHQ	Buy	130,263,000,000	1,221,532,460		10/30/20	—	(12,637,714)
Brazilian Real	CITI	Sell	1,594,651,400	290,790,499		11/04/20	—	(1,081,140)
Swiss Franc	UBSW	Buy	91,103,037	86,665,338	EUR	11/09/20	—	(1,107,499)
Swiss Franc	UBSW	Buy	182,206,073	166,222,151	EUR	11/09/20	5,796,645	—
Swiss Franc	GSCO	Buy	178,817,677	163,184,593	EUR	11/12/20	5,634,111	—
Japanese Yen	CITI	Buy	8,492,676,707	79,275,235		11/16/20	—	(427,519)
South Korean Won	CITI	Sell	521,261,500,000	424,964,536		11/23/20	—	(10,264,634)

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ	Sell	315,764,414	23,139,974,105	JPY	11/24/20	$—	$(3,082,439)
Euro	HSBK	Sell	256,573,382	30,305,678,161	JPY	11/24/20	—	(7,872,057)
Euro	HSBK	Sell	172,450,000	193,294,031		12/04/20	—	(1,199,469)
Mexican Peso	CITI	Sell	4,355,417,000	193,403,893		3/11/21	9,689,162	—

Total Forward Exchange Contracts							$257,841,445	$(242,790,108)

Net unrealized appreciation (depreciation)							$15,051,337

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 52.

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Global Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$20,598,956,807
Cost - Non-controlled affiliates (Note 3f)	1,932,245,560

Value - Unaffiliated issuers	$17,379,302,562
Value - Non-controlled affiliates (Note 3f)	1,932,245,560
Cash	700,000
Restricted cash for OTC derivative contracts (Note 1d)	123,273,000
Restricted currency, at value (cost $1,206,712) (Note 1e)	1,301,372
Foreign currency, at value (cost $90,530,003)	89,666,238
Receivables:
Investment securities sold	528,724,303
Capital shares sold	32,414,665
Interest	191,790,175
Deposits with brokers for:
OTC derivative contracts	60,290,000
Unrealized appreciation on OTC forward exchange contracts	257,841,445

Other assets	20,945

Total assets	20,597,570,265

Liabilities:
Payables:
Investment securities purchased	77,432,500
Capital shares redeemed	68,030,364
Management fees	7,577,158
Distribution fees	1,750,345
Transfer agent fees	7,556,146
Trustees’ fees and expenses	40,065
Deposits from brokers for:
OTC derivative contracts	123,273,000
Options written, at value (premiums received $307,920,485)	346,846,041
Unrealized depreciation on OTC forward exchange contracts	242,790,108
Deferred tax	11,916,674
Accrued expenses and other liabilities	10,119,406

Total liabilities	897,331,807

Net assets, at value	$19,700,238,458

Net assets consist of:
Paid-in capital	$25,777,420,933
Total distributable earnings (losses)	(6,077,182,475)

Net assets, at value	$19,700,238,458

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Templeton Global Bond Fund
Class A:
Net assets, at value	$5,424,861,916

Shares outstanding	542,176,751

Net asset value per share[a]	$10.01

Maximum offering price per share (net asset value per share ÷ 96.25%)	$10.40

Class C:
Net assets, at value	$1,021,260,820

Shares outstanding	101,770,672

Net asset value and maximum offering price per share[a]	$10.03

Class R:
Net assets, at value	$ 181,767,520

Shares outstanding	18,166,332

Net asset value and maximum offering price per share	$10.01

Class R6:
Net assets, at value	$3,212,000,909

Shares outstanding	322,499,936

Net asset value and maximum offering price per share	$9.96

Advisor Class:
Net assets, at value	$9,860,347,293

Shares outstanding	989,996,442

Net asset value and maximum offering price per share	$9.96

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

    TEMPLETON INCOME TRUST

    FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Global Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$6,529,871
Interest:(net of foreign taxes)~
Unaffiliated issuers	604,842,849

Total investment income	611,372,720

Expenses:
Management fees (Note 3a)	55,718,023
Distribution fees: (Note 3c)
Class A	7,382,321
Class C	3,836,691
Class R	477,890
Transfer agent fees: (Note 3e)
Class A	4,772,830
Class C	956,668
Class R	155,120
Class R6	919,492
Advisor Class	9,715,851
Custodian fees (Note 4)	3,935,864
Reports to shareholders	1,069,868
Registration and filing fees	294,736
Professional fees	116,126
Trustees’ fees and expenses	314,408
Other	692,232

Total expenses	90,358,120
Expenses waived/paid by affiliates (Note 3f and 3g)	(3,992,301)

Net expenses	86,365,819

Net investment income	525,006,901

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(507,655,065)
Written options	(198,847,694)
Foreign currency transactions	(96,941,788)
Forward exchange contracts	219,518,894
Swap contracts	(1,398,759,947)

Net realized gain (loss)	(1,982,685,600)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(307,468,136)
Translation of other assets and liabilities denominated in foreign currencies	(9,602,979)
Forward exchange contracts	359,698,421
Written options.	(106,213,127)
Swap contracts	476,588,294
Change in deferred taxes on unrealized appreciation	15,365,368

Net change in unrealized appreciation (depreciation)	428,367,841

Net realized and unrealized gain (loss)	(1,554,317,759)

Net increase (decrease) in net assets resulting from operations	$(1,029,310,858)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Templeton Global Bond Fund
~Foreign taxes withheld on interest	$17,615,847
#Net of foreign taxes	$14,753,582

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

    TEMPLETON INCOME TRUST

    FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Bond Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$525,006,901	$1,745,032,023
Net realized gain (loss)	(1,982,685,600)	(133,827,706)
Net change in unrealized appreciation (depreciation)	428,367,841	(1,464,890,846)

Net increase (decrease) in net assets resulting from operations	(1,029,310,858)	146,313,471

Distributions to shareholders:
Class A	(138,314,511)	(450,594,449)
Class C	(25,145,858)	(102,741,096)
Class R	(4,245,333)	(12,804,137)
Class R6	(99,102,287)	(286,196,893)
Advisor Class	(299,462,127)	(1,083,896,447)

Total distributions to shareholders	(566,270,116)	(1,936,233,022)

Capital share transactions: (Note 2)
Class A	(690,869,529)	(1,464,401,812)
Class C	(290,726,778)	(726,315,359)
Class R	(14,040,519)	(18,340,182)
Class R6	(927,592,453)	598,029,081
Advisor Class	(3,548,664,045)	(3,256,125,030)

Total capital share transactions	(5,471,893,324)	(4,867,153,302)

Net increase (decrease) in net assets	(7,067,474,298)	(6,657,072,853)
Net assets:
Beginning of period	26,767,712,756	33,424,785,609

End of period	$19,700,238,458	$26,767,712,756

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counter-parties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

d.  Restricted Cash

At June 30, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Restricted Currency

At June 30, 2020 the fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are

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TEMPLETON INCOME TRUST

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	39,481,263	$408,194,392	137,611,766	$1,533,264,819
Shares issued in reinvestment of distributions	12,612,830	129,926,720	38,387,362	426,738,930
Shares redeemed	(119,523,838)	(1,228,990,641)	(307,683,804)	(3,424,405,561)

Net increase (decrease)	(67,429,745)	$(690,869,529)	(131,684,676)	$(1,464,401,812)

Class C Shares:
Shares sold	2,967,876	$30,930,987	13,548,410	$151,865,696
Shares issued in reinvestment of distributions	2,157,264	22,317,073	8,148,728	90,991,905
Shares redeemed[a]	(33,263,430)	(343,974,838)	(87,656,361)	(969,172,960)

Net increase (decrease)	(28,138,290)	$(290,726,778)	(65,959,223)	$(726,315,359)

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	2,341,138	$24,020,967	5,242,028	$58,489,043
Shares issued in reinvestment of distributions	404,196	4,164,025	1,110,292	12,316,999
Shares redeemed	(4,122,356)	(42,225,511)	(8,022,260)	(89,146,224)

Net increase (decrease)	(1,377,022)	$(14,040,519)	(1,669,940)	$(18,340,182)

Class R6 Shares:
Shares sold	41,224,184	$426,633,735	158,867,377	$1,776,522,575
Shares issued in reinvestment of distributions	8,633,579	88,583,001	22,483,223	247,906,617
Shares redeemed	(141,627,687)	(1,442,809,189)	(130,160,868)	(1,426,400,111)

Net increase (decrease)	(91,769,924)	$(927,592,453)	51,189,732	$598,029,081

Advisor Class Shares:
Shares sold	156,630,283	$1,617,078,472	448,155,451	$4,971,329,931
Shares issued in reinvestment of distributions	26,508,318	272,257,112	87,051,750	962,385,089
Shares redeemed	(532,108,993)	(5,437,999,629)	(841,142,266)	(9,189,840,050)

Net increase (decrease)	(348,970,392)	$(3,548,664,045)	(305,935,065)	$(3,256,125,030)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $1.3 billion
0.475%	Over $1.3 billion, up to and including $35 billion
0.470%	Over $35 billion, up to and including $50 billion
0.465%	Over $50 billion, up to and including $65 billion
0.460%	Over $65 billion, up to and including $80 billion
0.455%	In excess of $80 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.482% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$39,788

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

3.  Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements (continued)

CDSC retained	$61,115

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $16,519,961, of which $5,174,368 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$3,382,668,169	$5,307,443,841	$(6,757,866,450)	$ —	$ —	$1,932,245,560	1,932,245,560	$6,529,871

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021. Prior to April 30, 2020 , the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$90,236,615
Long term	597,474,290

Total capital loss carryforwards	$687,710,905

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $85,601,917.

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$22,789,385,927

Unrealized appreciation	$1,059,163,588
Unrealized depreciation	(4,252,955,128)

Net unrealized appreciation (depreciation)	$(3,193,791,540)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles and bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $8,683,602,749 and $11,883,451,501, respectively.

7.  Credit Risk

At June 30, 2020, the Fund had 14.7% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At June 30, 2020, the Fund had 3.1% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

franklintempleton.com	Semiannual Report	45

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

9.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$367,586,942	[a]	Options written, at value	$346,846,041

	Unrealized appreciation on OTC forward exchange contracts	257,841,445		Unrealized depreciation on OTC forward exchange contracts	242,790,108

Totals		$625,428,387			$589,636,149

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(1,398,759,947)	Swap contracts	$476,588,294

Foreign exchange contracts	Investments	706,793,892 [a]	Investments	141,055,245	[a]

	Written options	(198,847,694)	Written options	(106,213,127)

	Forward exchange contracts	219,518,894	Forward exchange contracts	359,698,421

Totals		$(671,294,855)		$871,128,833

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of swap contracts and options, the average month end contract value for forward exchange contracts, were as follows:

Forward exchange contracts	$30,188,719,476
Swap contracts.	$1,252,189,714
Options	$37,124,278,170

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$257,841,445	$242,790,108
Options purchased	367,586,942	—
Options written	—	346,846,041

Total	$625,428,387	$589,636,149

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Counterparty
BOFA	$ 521,206	$ (521,206)	$ —	$ —	$ —
CITI	335,387,987	(310,507,836)	—	(24,880,151)	—
DBAB	31,961,086	—	(29,519,557)	—	2,441,529
GSCO	59,377,044	(27,581,304)	—	(31,795,740)	—
HSBK	32,791,233	(32,791,233)	—	—	—
JPHQ	102,814,153	(90,951,618)	—	(11,862,535)	—
MSCO	48,588,113	(48,588,113)	—	—	—
SCNY	—	—	—	—	—
UBSW	13,987,565	(3,510,339)	(7,175,499)	—	3,301,727

Total	$625,428,387	($514,451,649)	($36,695,056)	($68,538,426)	$5,743,256

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

10.  Other Derivative Information (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Counterparty
BOFA	$ 734,968	$ (521,206)	$ —	$ (130,000)	$ 83,762
CITI	310,507,836	(310,507,836)	—	—	—
DBAB	—	—	—	—	—
GSCO	27,581,304	(27,581,304)	—	—	—
HSBK	99,160,284	(32,791,233)	—	(54,630,000)	11,739,051
JPHQ	90,951,618	(90,951,618)	—	—	—
MSCO	55,651,909	(48,588,113)	—	(3,990,000)	3,073,796
SCNY	1,537,891	—	—	(1,537,891)	—
UBSW	3,510,339	(3,510,339)	—	—	—

Total	$589,636,149	$(514,451,649)	$ —	$(60,287,891)	$14,896,609

a At June 30, 2020, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

b In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 52.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities:
Argentina	$—	$—	$530,957,445	$530,957,445
All Other Foreign Government and Agency Securities	—	9,621,343,350	—	9,621,343,350
U.S. Government and Agency Securities	—	5,934,160,327	—	5,934,160,327
Options Purchased	—	367,586,942	—	367,586,942
Short Term Investments:
Argentina	—	—	69,145,031	69,145,031
All Other Short Term Investments	1,932,245,560	856,109,467	—	2,788,355,027

Total Investments in Securities	$1,932,245,560	$16,779,200,086	$600,102,476	$19,311,548,122
Other Financial Instruments:
Forward Exchange Contracts	$—	$257,841,445	$—	$257,841,445
Restricted Currency (ARS)	—	—	1,301,372	1,301,372

Total other Financial Instruments	$—	$257,841,445	$1,301,372	$259,142,817
Receivables:

Interest (ARS)	$—	$—	$15,616,988	$15,616,988

Liabilities:
Other Financial Instruments:
Options Written	$—	$346,846,041	$—	$346,846,041
Forward Exchange Contracts	—	242,790,108	—	242,790,108

Total Other Financial Instruments	$—	$589,636,149	$—	$589,636,149
Payables:
Deferred Tax (ARS)	$—	$—	$41,011	$41,011

aFor detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

12. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into/Out of Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Foreign Government and Agency Securities:
Argentina	$421,896,146	$248,180,725	$(113,449,479)	$—	$55,620,331	$(201,978,704)	$120,688,426	$530,957,445	$44,405,210
Short Term Investments:
Argentina	41,783,420	74,364,546	(26,470,895)	—	8,842,256	(10,062,138)	(19,312,158)	69,145,031	(6,907,587)

Total Investments in Securities	$463,679,566	$322,545,271	$(139,920,374)	$—	$64,462,587	$(212,040,842)	$101,376,268	$600,102,476	$37,497,623

Other Financial Instruments:
Restricted Currency (ARS)	$96,378,491	$107,631,616	$(185,134,380)	$—	$—	$(19,980,516)	$ 2,406,161	$ 1,301,372	$ 94,660
Receivables:
Interest (ARS)	$20,624,672	$38,708,263	$(36,784,039)	$—	$—	$(8,942,657)	$ 2,010,749	$ 15,616,988	$ 984,486

Liabilities:
Payables:
Deferred Tax (ARS)	$57,813	$—	$—	$—	$—	$—	$ (16,802)	$ 41,011	$ (16,802)

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$530,957,445	Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[b]
Short Term Investments
Argentina	$69,145,031	Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[c]
All other[d]	16,918,360
Liabilities:
All other[d]	41,011

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values using private transaction prices or non-public third party pricing information which is unobservable.

13. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	ARS	Argentine Peso	Badlar	Argentina Deposit Rates Badlar Private
CITI	Citigroup, Inc.	AUD	Australian Dollar		Banks ARS

DBAB	Deutsche Bank AG	BRL	Brazilian Real	CER	Reference Stabilization Coefficient

GSCO	The Goldman Sachs Group	COP	Colombian Peso	FRN	Floating Rate Note

HSBK	HSBC Bank PLC	EUR	Euro

JPHQ	JP Morgan Chase & Co.	GHS	Ghanaian Cedi

MSCO	Morgan Stanley	IDR	Indonesian Rupiah

SCNY	Standard Chartered Bank	INR	Indian Rupee

UBSW	UBS AG	JPY	Japanese Yen

		KRW	South Korean Won

		MXN	Mexican Peso

		NOK	Norwegian Krone

		USD	United States Dollar

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Tax Information (unaudited)

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on January 14, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0235	$0.6316	$ —

Class C	$0.0235	$0.5749	$ —

Class R	$0.0235	$0.6105	$ —

Class R6	$0.0235	$0.6703	$ —

Advisor Class	$0.0235	$0.6567	$ —

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dfividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL BOND FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Global Bond Fund

(Fund)

At a meeting held on May 13, 2020 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and

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TEMPLETON GLOBAL BOND FUND

SHAREHOLDER INFORMATION

Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 29, 2020. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board further reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Performance Customized Peer Group for the Fund included the Fund and all retail and institutional global income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the medians and in the first quintile (best) of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the medians of its Performance Universe and Performance Customized Peer Group, but for the 10-year period was above the medians of its Performance Universe and Performance Customized Peer Group. The Board discussed this performance with management and management explained that during the one-, three- and five- year periods, management largely positioned the Fund’s strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. Management further explained that the interest-rate strategies detracted from the Fund’s relative return while currency positions contributed to the return. Management then discussed with the Board the actions that are being taken in an effort to address the sources of the Fund’s underperformance, including adjustments being made to the Fund’s portfolio positions. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and nine other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding

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TEMPLETON GLOBAL BOND FUND

SHAREHOLDER INFORMATION

the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

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SHAREHOLDER INFORMATION

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Templeton Global Bond Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® /342-5236 franklintempleton.com	(800) 632-2301

© 2020 Franklin Templeton Investments. All rights reserved.	406 S 08/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended June 30, 2020, global economic growth was impacted by the novel coronavirus (COVID-19) pandemic. Many nations’ efforts to slow the infection rate in March and April severely curtailed global economic activity. Major central banks acted swiftly to maintain financial stability and ease monetary policy. The U.S. Federal Reserve (Fed) issued two emergency rate cuts and revived programs from the Great Recession designed to add liquidity to credit markets. The European Central Bank launched its Pandemic Emergency Purchase Programme, which included many private and public sector securities. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +4.08% and +4.69% in U.S. dollar and local currency terms, respectively.1 The U.S. dollar increased against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Total Return Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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SEMIANNUAL REPORT

Templeton Global Total Return Fund

This semiannual report for Templeton Global Total Return Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers worldwide (collectively, “bonds”). Bonds may be denominated and issued in the local currency or in another currency. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a -6.00% cumulative total return. In comparison, the global fixed income market, as measured by the Fund’s benchmark, the Bloomberg Barclays Multiverse Index, posted a +2.53% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic profoundly impacted economies and global financial markets during the six-month period. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate

Portfolio Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

***Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).

demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. Sovereign bond yields declined in higher-rated countries but rose in more vulnerable ones as volatility escalated. The yield on the 10-year U.S. Treasury (UST) note quickly dropped from 2.00% at the start of the period to a low of 0.54% on March 9. It finished the six-month period at 0.66%, 134 basis points (bps) lower that where it began. The yield on the 10-year German Bund dropped 27 bps further into negative territory during the period, finishing at -0.46%.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 bps to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from the discount window. Growing liquidity strains throughout financial markets prompted the Fed to re-start liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility.

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing targets it had announced a week earlier on March 15.

The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility including the European Central Bank (ECB), Bank of Japan (BOJ), Bank of England, Bank of Canada and Swiss National Bank. The swap program was expanded on March 19 to include the Reserve Bank of Australia, Reserve Bank of New Zealand, Danmarks Nationalbank, Norges Bank, Sveriges Riksbank, Bank of Korea, Monetary Authority of Singapore, Banco de Mexico and Banco Central do Brasil. The program enables a foreign central bank to borrow USD directly from the Fed to lend to its own local institutions, facilitating the flow of the world’s reserve currency. The USD notably strengthened from mid-March to mid-May before broadly weakening over the final six weeks of the period.

On the U.S. fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security Act on March 26, a USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history and was designed as a stopgap for social distancing policies.

On March 18, ECB President Christine Lagarde unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement. Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets began to rebound from the extreme lows in March, as central banks and governments deployed massive monetary and fiscal measures to respond to the crisis. Regional economies began to incrementally reopen and improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February.

However, sharp resurgences in COVID-19 cases in several regions, including the U.S., Latin America and China amongst others, prompted governments to return to shutdown policies in June. Though several economic measures improved in May and June, the stronger figures reflected a rebound from the extreme low points in March and April, and were not trends that could be extrapolated into the upcoming months, in our assessment.

Unprecedented interventions from the Fed and central banks around the world widened the disconnect between financial markets and real economies during the period. Central bank efforts to bolster liquidity in financial markets have been effective, but they do not replace lost revenues or cure insolvencies; they only deepen the debt burdens. We expected corporate bankruptcies to be the next challenge policymakers will have to face, as business insolvencies appeared likely to worsen with each passing month of stifled

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economic activity. We saw risks for an upcoming second leg down in financial markets.

Rallies in risk assets during the final months of the period appeared to underappreciate the ongoing economic damage and the risks for successive waves of infections that could further suppress economic activity going forward, in our view. Massive unemployment, deepening economic hardship and growing insolvencies will not be fully remedied by partial reopenings or government interventions alone. The longer that economic activity remains suppressed and the longer that workers go without incomes, the more entrenched the economic damage will become.

On the policy front, the Fed maintained its monetary stance at its April and June meetings, and reaffirmed its commitment to using its “full range of tools to support the U.S. economy.” The updated dot plot survey in June indicated that Fed officials expected rates to remain unchanged through 2022. The Fed also updated its projections for U.S. GDP (gross domestic product) growth to -6.5% for 2020 and +5.0% for 2021. It also projected unemployment to be 9.3% at the end of 2020. Fed Chair Jay Powell commented at the end of June during testimony to the House financial services committee that, “the path forward for the economy is extraordinarily uncertain and will depend in large part on our success in containing the virus.” He also continued to emphasize the importance of fiscal support for workers. Powell also indicated that yield curve control was not in imminent consideration and likely not an appropriate tool for U.S. financial markets. In previous comments, he had also ruled out the potential for negative policy rates.

In Europe, the European Commission proposed a €750 billion financing program in May that would deliver up to €500 billion in grants and €250 billion in loans to member states in need of financial support. The program was still in policy discussions at the end of June. On the monetary side, the ECB increased the size of the PEPP by €600 billion to €1.35 trillion at its June 4 policy meeting. Italian bonds rallied on the news, as did the euro, which appreciated 1.2% against the USD in the month of June. The ECB also updated its growth forecast for the eurozone in 2020 to -8.7%, which would be the largest contraction in the post-war era. In May, Lagarde acknowledged that a recovery to previous GDP levels would take at least two to three years.

In Japan, monetary policy responses to the crisis focused more on ensuring businesses had ample access to capital through various loan programs than on lowering the cost of capital. At its April 27 meeting, the BOJ quadrupled the size of its corporate debt purchases. It also announced that it would remove quantitative easing caps. On the price stability front, deflation returned during the period, despite years of persistent efforts from the BOJ to drive inflation higher. Core inflation dropped to -0.2% year-over-year in April and May. The BOJ offered no indications on whether the return of deflation would alter monetary policy in the months ahead, but it remained a concern that officials continued to monitor. The BOJ kept overnight interest rates at -0.1% and the yield target on the 10-year Japanese government bond at 0.0% throughout the period.

Nearly every country in the world declared some form of fiscal response to the crisis, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP ratios rose significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates during the peaks in financial market volatility in March, but paused on making additional cuts in April, similar to the approaches taken by the Fed and the ECB. Several central banks returned to rate cuts in May and June, with many indicating they intended to respond with additional accommodation as needed. During the period, Brazil cut its policy rate by 225 bps to 2.25%, Mexico by 225 bps to 5.00%, Colombia by 175 bps to 2.50%, India by 115 bps to 4.00%, Indonesia by 75 bps to 4.25%, South Korea by 75 bps to 0.50%, Australia by 50 bps to 0.25%, Norway by 150 bps to 0.00%, Canada by 150 bps to 0.25% and the United Kingdom by 65 bps to 0.10%.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest rates, currency exchange rate changes and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options.

Manager’s Discussion

The strategy was structured around four key pillars during the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen, Swiss franc, Norwegian krone and Swedish krona; (3) targeting appropriate risk-adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to

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emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy entered the reporting period in a de-risked state as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by markets. While the team was not explicitly anticipating the COVID-19 crisis or the collapse in oil prices in the first quarter of 2020, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of various positions and hedged (using currency forwards) a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Mexican peso and Brazilian real). The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable to insolvencies as the economic crisis progressed. The strategy also maintained negative duration exposure to longer-term USTs before the COVID-19 crisis erupted in March 2020, as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced in the longer-term range of the U.S. Treasury yield curve. The team unwound its net-negative positioning in longer-term USTs into curve steepening in March. The strategy continued to hold safe-haven assets that it had previously added in the third quarter of 2019, notably the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. These positions were intended to hedge against global financial market risks associated with rising geopolitical tensions as well as price distortions from ongoing loose monetary policies across the developed world. The strategy also continued to hold a net-negative position in the euro to hedge against broad-based USD strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, the team used forward currency exchange contracts and currency options to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while overall credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from absolute performance, as did currency positions in northern

Europe (Norwegian krone). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Mexico and Argentina) Africa (Ghana) and Asia (India) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.

On a relative basis, the Fund underperformed its benchmark due to currency positions, followed by interest-rate strategies. Overall credit exposures contributed to relative results. Among currencies, overweighted positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from relative performance, as did overweighted positions in northern European currencies (the Norwegian krone). Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Mexico and Argentina), Africa (Ghana) and Asia ex-Japan (India) contributed to relative results. Underweighted exposure to corporate credit also contributed.

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.

Lead Portfolio Manager

Calvin Ho

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4

6-Month	-6.00%[5]	-9.51%

1-Year	-7.36%	-10.80%

5-Year	+3.15%	-0.15%

10-Year	+39.17%	+2.97%

Advisor

6-Month	-5.87%[5]	-5.87%

1-Year	-7.11%	-7.11%

5-Year	+4.52%	+0.89%

10-Year	+42.76%	+3.62%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/20–6/30/20)

Share Class	Net Investment Income

A	$0.2413

C	$0.2203

R	$0.2272

R6	$0.2613

Advisor	$0.2542

Total Annual Operating Expenses[6]
Share Class	With Fee Waiver	Without Fee Waiver

A	1.01%	1.12%

Advisor	0.76%	0.87%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in developing markets involve heightened risks related to the same factors. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$945.10	$4.98	$1,019.74	$5.17	1.03%
C	$1,000	$943.20	$6.91	$1,017.75	$7.17	1.43%
R	$1,000	$943.90	$6.19	$1,018.50	$6.42	1.28%
R6	$1,000	$947.00	$3.15	$1,021.63	$3.27	0.65%
Advisor	$1,000	$946.40	$3.77	$1,020.98	$3.92	0.78%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

Templeton Global Total Return Fund

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.02	$11.62	$12.04	$12.09	$11.38	$11.63	$13.59

Income from investment operations[b]:
Net investment income[c]	0.23	0.60	0.67	0.63	0.21	0.58	0.51
Net realized and unrealized gains (losses)	(0.83)	(0.46)	(0.47)	(0.28)	0.60	(0.47)	(1.48)

Total from investment operations	(0.60)	0.14	0.20	0.35	0.81	0.11	(0.97)

Less distributions from:
Net investment income and net foreign currency gains	(0.24)	(0.74)	(0.62)	(0.16)	—	(0.13)	(0.96)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	(0.24)	(0.10)	(0.23)	—

Total distributions	(0.24)	(0.74)	(0.62)	(0.40)	(0.10)	(0.36)	(0.99)

Net asset value, end of period	$10.18	$11.02	$11.62	$12.04	$12.09	$11.38	$11.63

Total return[d]	(5.49)%	1.21%	1.69%	2.83%	7.08%	1.08%	(7.40)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.09%	1.04%	1.09%	1.07%	1.10%	1.07%	1.04%
Expenses net of waiver and payments by affiliates	1.06%	0.96%	1.01%	1.02%	1.09%	1.06%	1.02%
Expenses net of waiver and payments by affiliates and expense reduction	1.03%	0.93%	1.01% [f]	1.02% [f]	1.07%	1.06% [f]	1.02% [f]
Net investment income	4.37%	5.27%	5.62%	5.15%	5.22%	5.14%	4.05%

Supplemental data
Net assets, end of period (000’s)	$606,265	$769,018	$811,990	$921,181	$1,197,319	$1,227,550	$1,632,114
Portfolio turnover rate	30.59%	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.01	$11.61	$12.02	$12.07	$11.38	$11.61	$13.58

Income from investment operations[b]:
Net investment income[c]	0.21	0.56	0.62	0.58	0.19	0.54	0.46
Net realized and unrealized gains (losses)	(0.84)	(0.46)	(0.46)	(0.28)	0.59	(0.46)	(1.49)

Total from investment operations	(0.63)	0.10	0.16	0.30	0.78	0.08	(1.03)

Less distributions from:
Net investment income and net foreign currency gains	(0.22)	(0.70)	(0.57)	(0.14)	—	(0.12)	(0.91)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	(0.21)	(0.09)	(0.19)	—

Total distributions	(0.22)	(0.70)	(0.57)	(0.35)	(0.09)	(0.31)	(0.94)

Net asset value, end of period	$10.16	$11.01	$11.61	$12.02	$12.07	$11.38	$11.61

Total return[d]	(5.68)%	0.81%	1.37%	2.43%	6.85%	0.76%	(7.85)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.49%	1.44%	1.49%	1.47%	1.50%	1.47%	1.44%
Expenses net of waiver and payments by affiliates	1.46%	1.36%	1.41%	1.42%	1.49%	1.46%	1.42%
Expenses net of waiver and payments by affiliates and expense reduction	1.43%	1.33%	1.41% [f]	1.42% [f]	1.47%	1.46% [f]	1.42% [f]
Net investment income	3.97%	4.87%	5.22%	4.75%	4.82%	4.74%	3.65%

Supplemental data
Net assets, end of period (000’s)	$173,904	$237,215	$310,561	$398,445	$481,915	$517,428	$708,010
Portfolio turnover rate	30.59%	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.03	$11.63	$12.04	$12.09	$11.40	$11.63	$13.60

Income from investment operations[b]:
Net investment income[c]	0.21	0.58	0.64	0.60	0.19	0.56	0.48
Net realized and unrealized gains (losses)	(0.82)	(0.47)	(0.46)	(0.28)	0.59	(0.46)	(1.49)

Total from investment operations	(0.61)	0.11	0.18	0.32	0.78	0.10	(1.01)

Less distributions from:
Net investment income and net foreign currency gains	(0.23)	(0.71)	(0.59)	(0.15)	—	(0.12)	(0.93)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	(0.22)	(0.09)	(0.21)	—

Total distributions	(0.23)	(0.71)	(0.59)	(0.37)	(0.09)	(0.33)	(0.96)

Net asset value, end of period	$10.19	$11.03	$11.63	$12.04	$12.09	$11.40	$11.63

Total return[d]	(5.61)%	0.95%	1.52%	2.58%	6.89%	0.91%	(7.70)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.34%	1.29%	1.34%	1.32%	1.35%	1.32%	1.29%
Expenses net of waiver and payments by affiliates	1.31%	1.21%	1.26%	1.27%	1.34%	1.31%	1.27%
Expenses net of waiver and payments by affiliates and expense reduction	1.28%	1.18%	1.26% [f]	1.27% [f]	1.32%	1.31% [f]	1.27% [f]
Net investment income	4.12%	5.02%	5.37%	4.90%	4.97%	4.89%	3.80%

Supplemental data
Net assets, end of period (000’s)	$8,851	$7,377	$7,957	$8,788	$9,782	$9,692	$9,809
Portfolio turnover rate	30.59%	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.03	$11.63	$12.05	$12.10	$11.41	$11.64	$13.61

Income from investment operations[b]:
Net investment income[c]	0.25	0.65	0.71	0.68	0.22	0.64	0.56
Net realized and unrealized gains (losses)	(0.83)	(0.47)	(0.47)	(0.29)	0.59	(0.47)	(1.49)

Total from investment operations	(0.58)	0.18	0.24	0.39	0.81	0.17	(0.93)

Less distributions from:
Net investment income and net foreign currency gains	(0.26)	(0.78)	(0.66)	(0.17)	—	(0.15)	(1.01)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	(0.27)	(0.12)	(0.25)	—

Total distributions	(0.26)	(0.78)	(0.66)	(0.44)	(0.12)	(0.40)	(1.04)

Net asset value, end of period	$10.19	$11.03	$11.63	$12.05	$12.10	$11.41	$11.64

Total return[d]	(5.30)%	1.57%	2.06%	3.22%	7.21%	1.47%	(7.12)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.72%	0.69%	0.73%	0.69%	0.72%	0.69%	0.68%
Expenses net of waiver and payments by affiliates	0.68%	0.60%	0.65%	0.64%	0.71%	0.68%	0.66%
Expenses net of waiver and payments by affiliates and expense reduction	0.65%	0.57%	0.65% [f]	0.64% [f]	0.69%	0.68% [f]	0.66% [f]
Net investment income	4.75%	5.63%	5.98%	5.53%	5.60%	5.52%	4.41%

Supplemental data
Net assets, end of period (000’s)	$551,656	$876,665	$986,689	$1,058,884	$904,147	$882,402	$1,220,888
Portfolio turnover rate	30.59%	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,			Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.04	$11.64	$12.05	$12.10	$11.41	$11.64	$13.61

Income from investment operations[b]:
Net investment income[c]	0.24	0.63	0.70	0.66	0.21	0.61	0.55
Net realized and unrealized gains (losses)	(0.83)	(0.46)	(0.46)	(0.28)	0.59	(0.45)	(1.49)

Total from investment operations	(0.59)	0.17	0.24	0.38	0.80	0.16	(0.94)

Less distributions from:
Net investment income and net foreign currency gains	(0.25)	(0.77)	(0.65)	(0.17)	—	(0.14)	(1.00)
Net realized gains	—	—	—	—	—	—	(0.03)
Tax return of capital	—	—	—	(0.26)	(0.11)	(0.25)	—

Total distributions	(0.25)	(0.77)	(0.65)	(0.43)	(0.11)	(0.39)	(1.03)

Net asset value, end of period	$10.20	$11.04	$11.64	$12.05	$12.10	$11.41	$11.64

Total return[d]	(5.36)%	1.46%	2.03%	3.08%	7.06%	1.42%	(7.23)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.84%	0.79%	0.84%	0.82%	0.85%	0.82%	0.79%
Expenses net of waiver and payments by affiliates	0.81%	0.71%	0.76%	0.77%	0.84%	0.81%	0.77%
Expenses net of waiver and payments by affiliates and expense reduction	0.78%	0.68%	0.76% [f]	0.77% [f]	0.82%	0.81% [f]	0.77% [f]
Net investment income	4.62%	5.52%	5.87%	5.40%	5.47%	5.39%	4.30%

Supplemental data
Net assets, end of period (000’s)	$1,572,860	$2,684,044	$2,992,808	$3,117,593	$2,729,232	$2,497,162	$3,857,408
Portfolio turnover rate	30.59%	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton Global Total Return Fund

	Shares			Value

Common Stocks 0.0%

South Africa 0.0%
[a,b,c] K2016470219 South Africa Ltd., A	434,200,485			$—
[a,b,c] K2016470219 South Africa Ltd., B	50,014,925			—

Total Common Stocks (Cost $1,645,359)				—

	Principal Amount	*

Foreign Government and Agency Securities 41.3%

Argentina 3.2%

[d,e] Argentina Treasury Bond BONCER,
Index Linked, 1.20%, 3/18/22	3,237,500,124		ARS	30,627,133
Index Linked, 1.40%, 3/25/23	2,092,008,039		ARS	17,702,498
Index Linked, 1.50%, 3/25/24	2,092,008,043		ARS	16,528,635

[d] Argentine Bonos del Tesoro,
18.20%, 10/03/21	1,518,433,000		ARS	11,032,908
16.00%, 10/17/23	1,462,549,400		ARS	7,338,696
senior note, 15.50%, 10/17/26	2,527,300,600		ARS	9,087,697

[d,f] Government of Argentina, FRN, 26.415%, (ARS Badlar + 2.00%), 4/03/22	9,178,000		ARS	82,984

				92,400,551

Bosnia and Herzegovina 0.0%†

[f,g] Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.538%, (6-month EUR LIBOR + 0.813%), 12/20/21	43,750		DEM	23,838

Brazil 0.7%

Nota do Tesouro Nacional, 10.00%, 1/01/21	112,525	[h]	BRL	21,485,418

Colombia 3.3%

Government of Colombia,
senior bond, 7.75%, 4/14/21	12,635,000,000		COP	3,453,469
senior bond, 4.375%, 3/21/23	1,916,000,000		COP	512,728
senior bond, 9.85%, 6/28/27	3,053,000,000		COP	1,026,849

Titulos de Tesoreria,
B, 7.00%, 6/30/32	11,774,000,000		COP	3,232,031
senior bond, B, 11.00%, 7/24/20	19,102,000,000		COP	5,107,456
senior bond, B, 7.00%, 5/04/22	30,519,000,000		COP	8,685,070
senior bond, B, 10.00%, 7/24/24	59,139,000,000		COP	19,386,557
senior bond, B, 7.50%, 8/26/26	176,576,000,000		COP	53,551,175

				94,955,335

Ghana 4.1%
Government of Ghana,

24.75%, 3/01/21	990,000		GHS	179,542
24.50%, 6/21/21	50,930,000		GHS	9,349,703
24.75%, 7/19/21	45,750,000		GHS	8,423,398
19.50%, 10/18/21	71,467,000		GHS	12,610,768
18.75%, 1/24/22	51,790,000		GHS	9,078,183
17.60%, 11/28/22	1,250,000		GHS	214,074
16.50%, 2/06/23	5,210,000		GHS	870,857
19.75%, 3/25/24	50,640,000		GHS	8,925,592

16	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)

Ghana (continued)
Government of Ghana, (continued)
19.00%, 11/02/26	149,820,000		GHS	$24,012,527
senior bond, 19.75%, 3/15/32	139,384,000		GHS	22,521,914
senior note, 18.25%, 9/21/20	14,680,000		GHS	2,564,417
senior note, 24.00%, 11/23/20	94,380,000		GHS	16,837,327
senior note, 16.50%, 3/22/21	480,000		GHS	82,878
senior note, 18.25%, 7/25/22	22,820,000		GHS	3,963,361

				119,634,541

Indonesia 6.6%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	34,970,000,000		IDR	2,636,060
senior bond, FR35, 12.90%, 6/15/22	95,624,000,000		IDR	7,604,977
senior bond, FR39, 11.75%, 8/15/23	20,613,000,000		IDR	1,672,755
senior bond, FR43, 10.25%, 7/15/22	3,593,000,000		IDR	274,157
senior bond, FR44, 10.00%, 9/15/24	15,790,000,000		IDR	1,251,680
senior bond, FR46, 9.50%, 7/15/23	651,100,000,000		IDR	49,900,174
senior bond, FR53, 8.25%, 7/15/21	1,074,263,000,000		IDR	77,873,754
senior bond, FR61, 7.00%, 5/15/22	167,591,000,000		IDR	12,044,681
senior bond, FR63, 5.625%, 5/15/23	120,764,000,000		IDR	8,376,807
senior bond, FR70, 8.375%, 3/15/24	415,219,000,000		IDR	31,035,835

				192,670,880

Mexico 13.9%
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	25,133,910	[i]	MXN	111,165,228
senior bond, M, 6.50%, 6/09/22	22,512,400	[i]	MXN	101,338,067
senior bond, M, 6.75%, 3/09/23	5,453,700	[i]	MXN	24,969,957
senior bond, M, 8.00%, 12/07/23	15,830,650	[i]	MXN	75,967,415
senior note, M, 7.25%, 12/09/21	20,092,500	[i]	MXN	90,565,965
[j] Mexican Udibonos, Index Linked, 2.50%, 12/10/20	550,817	[k]	MXN	2,414,782

				406,421,414

Norway 4.9%
[g,l] Government of Norway,
144A, Reg S, 3.75%, 5/25/21	523,796,000		NOK	56,227,328
144A, Reg S, 2.00%, 5/24/23	518,911,000		NOK	56,739,191
144A, Reg S, 3.00%, 3/14/24	255,770,000		NOK	29,301,664

				142,268,183

South Korea 4.6%
Korea Treasury Bond,
senior note, 1.375%, 9/10/21	16,003,000,000		KRW	13,459,534
senior note, 2.00%, 12/10/21	19,554,000,000		KRW	16,604,960
senior note, 2.25%, 9/10/23	32,791,710,000		KRW	28,474,642
senior note, 1.375%, 9/10/24	67,806,900,000		KRW	57,282,204

franklintempleton.com	Semiannual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

		Principal Amount*		Value

Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Treasury Bond, (continued)
senior note, 3.00%, 9/10/24		20,810,000,000	KRW	$18,735,054

				134,556,394

Total Foreign Government and Agency Securities (Cost $1,594,450,798)				1,204,416,554

U.S. Government and Agency Securities 20.8%
United States 20.8%
U.S. Treasury Note,
1.50%, 10/31/24		42,360,000		44,659,188
1.50%, 11/30/24		33,650,000		35,504,693
1.75%, 12/31/24		324,829,400		346,615,809
2.00%, 2/15/25		32,780,000		35,401,120
2.125%, 5/15/25		39,210,000		42,702,906
2.875%, 5/31/25		50,610,000		56,996,547
2.625%, 12/31/25		16,863,000		18,955,066
1.625%, 2/15/26		9,110,000		9,748,234
2.125%, 5/31/26		4,164,000		4,586,581
1.625%, 10/31/26		9,120,000		9,799,013

Total U.S. Government and Agency Securities (Cost $574,753,175)				604,969,157

Quasi-Sovereign and Corporate Bonds 0.0%†
South Africa 0.0%†
[b,l,m] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22		35,452,225		-
senior secured note, 144A, PIK, 8.00%, 12/31/22		12,419,349	EUR	17,440
[b,l,m] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22.		11,978,019		59,890

Total Quasi-Sovereign and Corporate Bonds (Cost $44,357,608)				77,330

	Number of Contracts	Notional Amount#

Options Purchased 2.0%
Calls - Over-the-Counter
Currency Options 1.3%
AUD/JPY, Counterparty CITI, September Strike Price 79.45 JPY, Expires 9/11/20	1	36,927,000	AUD	72,311
AUD/JPY, Counterparty CITI, October Strike Price 77.95 JPY, Expires 10/22/20	1	73,852,000	AUD	471,615
AUD/JPY, Counterparty CITI, October Strike Price 79.00 JPY, Expires 10/29/20	1	30,464,000	AUD	141,466
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	16,591,000	AUD	14,321
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	66,365,000	AUD	161,599

18	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/22/21	1	49,849,000	AUD	$396,652
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	28,064,000	AUD	1,053,062
AUD/JPY, Counterparty CITI, April Strike Price 81.00 JPY, Expires 4/29/21	1	36,003,000	AUD	235,031
AUD/JPY, Counterparty CITI, June Strike Price 81.00 JPY, Expires 6/21/21	1	55,389,000	AUD	444,098
AUD/USD, Counterparty HSBK, January Strike Price $0.71, Expires 1/22/21	1	14,771,000	AUD	226,160
AUD/USD, Counterparty HSBK, February Strike Price $0.75, Expires 2/08/21	1	29,541,000	AUD	146,862
AUD/USD, Counterparty HSBK, February Strike Price $0.74, Expires 2/10/21	1	35,450,000	AUD	208,012
AUD/USD, Counterparty MSCO, October Strike Price $0.75, Expires 10/28/20	1	14,770,500	AUD	23,991
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	39,819,000	AUD	177,297
USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	108,034,000		138,283
USD/JPY, Counterparty CITI, February Strike Price 115.00 JPY, Expires 2/24/21	1	278,798,000		738,815
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	16,677,000		1,498,112
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	4,169,000		256,765
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	9,487,000		278,605
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	5,581,000		146,987
USD/MXN, Counterparty CITI, September Strike Price 31.04 MXN, Expires 9/03/20	1	16,287,000		10,570
USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	5,240,000		333,416
USD/MXN, Counterparty CITI, September Strike Price 27.34 MXN, Expires 9/24/20	1	61,288,000		256,490
USD/MXN, Counterparty CITI, November Strike Price 26.72 MXN, Expires 11/09/20	1	56,575,000		596,357
USD/MXN, Counterparty CITI, December Strike Price 23.97 MXN, Expires 12/07/20	1	42,550,000		1,477,081
USD/MXN, Counterparty CITI, February Strike Price 25.49 MXN, Expires 2/11/21	1	33,095,000		910,708
USD/MXN, Counterparty CITI, March Strike Price 24.62 MXN, Expires 3/24/21	1	30,298,000		1,226,796
USD/MXN, Counterparty CITI, April Strike Price 23.75 MXN, Expires 4/09/21	1	16,050,000		888,400
USD/MXN, Counterparty CITI, April Strike Price 25.48 MXN, Expires 4/09/21	1	30,675,000		1,027,827
USD/MXN, Counterparty CITI, April Strike Price 27.45 MXN, Expires 4/28/21	1	95,685,000		2,103,443
USD/MXN, Counterparty CITI, June Strike Price 26.09 MXN, Expires 6/18/21	1	32,574,000		1,136,181
USD/MXN, Counterparty CITI, June Strike Price 24.81 MXN, Expires 6/30/21	1	48,867,000		2,538,250

franklintempleton.com	Semiannual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, December Strike Price 29.73 MXN, Expires 12/07/21	1	51,060,000		$1,425,748
USD/MXN, Counterparty GSCO, July Strike Price 20.00 MXN, Expires 7/31/20	1	15,948,000		2,133,667
USD/MXN, Counterparty GSCO, July Strike Price 24.18 MXN, Expires 7/31/20	1	15,948,000		131,699
USD/MXN, Counterparty GSCO, March Strike Price 20.62 MXN, Expires 3/03/21	1	10,426,000		1,407,541
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	9,967,000		805,922
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	20,351,000		1,922,925
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	20,220,000		885,110
USD/MXN, Counterparty JPHQ, September Strike Price 23.25 MXN, Expires 9/22/20	1	27,373,000		873,719
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	41,973,000		2,854,752
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	30,791,000		1,514,240
USD/MXN, Counterparty MSCO, September Strike Price 22.82 MXN, Expires 9/02/20	1	33,095,000		1,197,675
USD/MXN, Counterparty MSCO, September Strike Price 25.02 MXN, Expires 9/02/20	1	11,005,000		99,551
USD/MXN, Counterparty MSCO, January Strike Price 24.50 MXN, Expires 1/14/21	1	13,553,000		460,775
USD/MXN, Counterparty MSCO, January Strike Price 26.53 MXN, Expires 1/14/21	1	121,587,000		2,182,365
USD/MXN, Counterparty MSCO, March Strike Price 28.75 MXN, Expires 3/30/21	1	67,434,000		972,533

				38,203,785

Puts - Over-the-Counter
Currency Options 0.7%
AUD/JPY, Counterparty CITI, October Strike Price 67.10 JPY, Expires 10/29/20	1	81,238,000	AUD	415,810
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	8,296,000	AUD	45,851
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	4,977,000	AUD	41,526
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	33,183,000	AUD	212,294
AUD/JPY, Counterparty CITI, March Strike Price 68.50 JPY, Expires 3/24/21	1	33,233,000	AUD	453,479
AUD/JPY, Counterparty CITI, April Strike Price 71.00 JPY, Expires 4/29/21	1	96,009,000	AUD	2,009,181
AUD/JPY, Counterparty CITI, June Strike Price 58.95 JPY, Expires 6/21/21	1	73,852,000	AUD	488,177
AUD/JPY, Counterparty CITI, June Strike Price 71.44 JPY, Expires 6/21/21	1	73,852,000	AUD	1,833,363
AUD/JPY, Counterparty CITI, June Strike Price 69.20 JPY, Expires 6/24/21	1	59,082,000	AUD	1,149,781
AUD/USD, Counterparty HSBK, October Strike Price $0.63, Expires 10/27/20	1	29,540,000	AUD	99,121
AUD/USD, Counterparty HSBK, January Strike Price $0.61, Expires 1/22/21	1	45,789,000	AUD	231,239

20	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/08/21	1	59,082,000	AUD	$709,665
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/10/21	1	70,899,000	AUD	756,210
AUD/USD, Counterparty HSBK, March Strike Price $0.64, Expires 3/22/21	1	39,141,000	AUD	422,421
AUD/USD, Counterparty MSCO, October Strike Price $0.67, Expires 10/28/20	1	29,541,000	AUD	293,662
AUD/USD, Counterparty MSCO, November Strike Price $0.65, Expires 11/19/20	1	62,679,000	AUD	439,405
AUD/USD, Counterparty MSCO, December Strike Price $0.65, Expires 12/18/20	1	53,544,000	AUD	502,789
USD/JPY, Counterparty CITI, September Strike Price 100.70 JPY, Expires 9/16/20	1	195,159,000		223,067
USD/JPY, Counterparty CITI, September Strike Price 106.75 JPY, Expires 9/22/20	1	216,068,000		1,783,425
USD/JPY, Counterparty CITI, October Strike Price 103.60 JPY, Expires 10/29/20	1	139,399,000		710,935
USD/JPY, Counterparty CITI, February Strike Price 105.70 JPY, Expires 2/24/21	1	139,399,000		2,459,695
USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	32,578,000		5,669
USD/MXN, Counterparty CITI, September Strike Price 21.33 MXN, Expires 9/03/20	1	48,870,000		171,338
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	70,811,000		160,670
USD/MXN, Counterparty CITI, November Strike Price 22.45 MXN, Expires 11/09/20	1	28,288,000		570,088
USD/MXN, Counterparty CITI, February Strike Price 20.88 MXN, Expires 2/11/21	1	16,547,000		120,859
USD/MXN, Counterparty CITI, March Strike Price 20.66 MXN, Expires 3/24/21	1	17,022,000		117,009
USD/MXN, Counterparty CITI, April Strike Price 21.20 MXN, Expires 4/09/21	1	33,483,000		371,996
USD/MXN, Counterparty GSCO, July Strike Price 20.83 MXN, Expires 7/31/20	1	31,896,000		20,732
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	14,299,000		74,598
USD/MXN, Counterparty GSCO, August Strike Price 20.30 MXN, Expires 8/31/20	1	11,939,000		9,181
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	11,163,000		155,121
USD/MXN, Counterparty GSCO, September Strike Price 23.73 MXN, Expires 9/30/20	1	31,896,000		1,384,605
USD/MXN, Counterparty GSCO, March Strike Price 18.65 MXN, Expires 3/03/21	1	10,426,000		11,385
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	9,967,000		348,197
USD/MXN, Counterparty MSCO, September Strike Price 20.11 MXN, Expires 9/02/20	1	33,095,000		21,115

franklintempleton.com	Semiannual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#			Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, September Strike Price 20.64 MXN, Expires 9/10/20	1	19,549,000			$30,751
USD/MXN, Counterparty MSCO, September Strike Price 20.13 MXN, Expires 9/22/20	1	40,703,000			38,953
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	12,431,000			201,805
USD/MXN, Counterparty MSCO, September Strike Price 20.91 MXN, Expires 9/24/20	1	26,719,000			70,645
USD/MXN, Counterparty MSCO, September Strike Price 20.90 MXN, Expires 9/25/20	1	9,680,000			25,875
USD/MXN, Counterparty MSCO, January Strike Price 20.95 MXN, Expires 1/14/21	1	24,201,000			171,004

					19,362,692

Total Options Purchased (Cost $73,798,848)					57,566,477

Total Investments before Short Term Investments (Cost $2,289,005,788)					1,867,029,518

		Principal Amount*

Short Term Investments 35.7%

Foreign Government and Agency Securities 16.1%
Argentina 0.4%
[d,e] Argentina Treasury Bond BONCER, Index Linked, 1.10%, 4/17/21		461,964,566		ARS	4,496,836
[d,e] Letras de la Nacion Argentina con Ajuste por CER, Index Linked, 0.00%, 12/04/20		567,134,558		ARS	5,582,739

					10,079,575

Brazil 7.3%
Letra Tesouro Nacional,
Strip, 7/01/20		524,514	[h]	BRL	96,466,806
Strip, 10/01/20		638,290	[h]	BRL	116,786,008

					213,252,814

Japan 7.3%
[n] Japan Treasury Discount Bill,
7/10/20		3,583,300,000		JPY	33,187,348
8/11/20 - 9/23/20		5,560,600,000		JPY	51,513,757
9/10/20		13,904,200,000		JPY	128,814,638

					213,515,743

Mexico 0.9%
[n] Mexico Treasury Bill, 12/03/20 - 2/25/21		60,636,080	[o]	MXN	25,591,758

22	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

		Principal Amount*		Value

Short Term Investments (continued)

Foreign Government and Agency Securities (continued)
Norway 0.2%
[g,l,n] Norway Treasury Bill, 144A, Reg S, 9/16/20		54,781,000	NOK	$5,689,471

Total Foreign Government and Agency Securities (Cost $485,462,620)				468,129,361

U.S. Government and Agency Securities 4.7%
United States 4.7%
[n] U.S. Treasury Bill,
9/10/20		36,710,000		36,701,131
7/16/20		36,710,000		36,708,413
8/06/20		64,820,000		64,812,383

Total U.S. Government and Agency Securities (Cost $138,222,474)				138,221,927

Total Investments before Money Market Funds (Cost $2,912,690,882)				2,473,380,806

		Shares
Money Market Funds (Cost $435,538,711) 14.9%
United States 14.9%
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		435,538,711		435,538,711

Total Investments (Cost $3,348,229,593) 99.8%				2,908,919,517
Options Written (1.9)%				(54,179,775)
Other Assets, less Liabilities 2.1%				58,797,116

Net Assets 100.0%				$2,913,536,858

	Number of Contracts	Notional Amount#

[r] Options Written (1.9)%
Calls - Over-the-Counter
Currency Options (1.1)%
AUD/JPY, Counterparty CITI, September Strike Price 75.80 JPY, Expires 9/11/20	1	36,927,000	AUD	(363,696)
AUD/JPY, Counterparty CITI, October Strike Price 71.60 JPY, Expires 10/29/20	1	60,928,000	AUD	(2,300,572)
AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	66,365,000	AUD	(1,158,992)
AUD/JPY, Counterparty CITI, January Strike Price 76.00 JPY, Expires 1/22/21	1	49,849,000	AUD	(884,557)
AUD/JPY, Counterparty CITI, January Strike Price 76.95 JPY, Expires 1/22/21	1	59,082,000	AUD	(826,869)
AUD/JPY, Counterparty CITI, April Strike Price 71.75 JPY, Expires 4/29/21	1	72,006,000	AUD	(3,219,334)
AUD/JPY, Counterparty CITI, June Strike Price 78.00 JPY, Expires 6/21/21	1	55,389,000	AUD	(870,501)
AUD/USD, Counterparty HSBK, October Strike Price $0.67, Expires 10/27/20	1	44,310,000	AUD	(1,421,564)

franklintempleton.com	Semiannual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#		Value

[r] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	22,122,000	AUD	$(184,193)
AUD/USD, Counterparty HSBK, January Strike Price $0.67, Expires 1/22/21	1	45,789,000	AUD	(1,538,363)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/08/21	1	29,541,000	AUD	(677,561)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/10/21	1	35,450,000	AUD	(928,496)
AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	36,870,000	AUD	(128,601)
AUD/USD, Counterparty MSCO, August Strike Price $0.69, Expires 8/12/20	1	27,422,000	AUD	(226,865)
AUD/USD, Counterparty MSCO, August Strike Price $0.70, Expires 8/12/20	1	19,128,000	AUD	(153,813)
AUD/USD, Counterparty MSCO, October Strike Price $0.72, Expires 10/28/20	1	14,770,500	AUD	(85,172)
AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	79,639,000	AUD	(729,034)
USD/JPY, Counterparty CITI, September Strike Price 107.50 JPY, Expires 9/16/20	1	111,519,000		(1,496,697)
USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	216,069,000		(1,703,488)
USD/JPY, Counterparty CITI, February Strike Price 110.50 JPY, Expires 2/24/21	1	278,798,000		(2,885,559)
USD/MXN, Counterparty CITI, November Strike Price 31.74 MXN, Expires 11/09/20	1	28,288,000		(76,462)
USD/MXN, Counterparty CITI, December Strike Price 23.46 MXN, Expires 12/07/20	1	14,183,000		(604,919)
USD/MXN, Counterparty CITI, December Strike Price 25.43 MXN, Expires 12/07/20	1	14,183,000		(282,298)
USD/MXN, Counterparty CITI, February Strike Price 29.11 MXN, Expires 2/11/21	1	24,821,000		(268,340)
USD/MXN, Counterparty CITI, March Strike Price 25.87 MXN, Expires 3/24/21	1	24,442,000		(691,342)
USD/MXN, Counterparty CITI, March Strike Price 31.07 MXN, Expires 3/24/21	1	12,119,000		(105,411)
USD/MXN, Counterparty CITI, April Strike Price 27.24 MXN, Expires 4/09/21	1	30,675,000		(656,629)
USD/MXN, Counterparty CITI, June Strike Price 28.24 MXN, Expires 6/18/21	1	32,574,000		(713,566)
USD/MXN, Counterparty CITI, June Strike Price 28.40 MXN, Expires 6/30/21	1	32,578,000		(748,968)
USD/MXN, Counterparty CITI, December Strike Price 27.93 MXN, Expires 12/07/21	1	17,020,000		(638,097)
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	14,299,000		(730,979)
USD/MXN, Counterparty GSCO, July Strike Price 22.94 MXN, Expires 7/31/20	1	15,948,000		(398,684)
USD/MXN, Counterparty GSCO, July Strike Price 23.32 MXN, Expires 7/31/20	1	15,948,000		(286,538)
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	11,163,000		(503,295)
USD/MXN, Counterparty GSCO, August Strike Price 24.62 MXN, Expires 8/31/20	1	11,939,000		(132,248)

24	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#		Value

[r] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty GSCO, June Strike Price 30.36 MXN, Expires 6/09/21	1	9,967,000		$(142,887)
USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	20,351,000		(823,463)
USD/MXN, Counterparty JPHQ, September Strike Price 24.90 MXN, Expires 9/22/20	1	13,686,000		(174,633)
USD/MXN, Counterparty MSCO, September Strike Price 23.31 MXN, Expires 9/02/20	1	33,095,000		(875,561)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	6,520,000		(308,839)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	12,431,000		(616,279)
USD/MXN, Counterparty MSCO, September Strike Price 25.31 MXN, Expires 9/28/20	1	24,201,000		(270,688)
USD/MXN, Counterparty MSCO, January Strike Price 25.45 MXN, Expires 1/14/21	1	9,681,000		(240,583)
USD/MXN, Counterparty MSCO, January Strike Price 27.60 MXN, Expires 1/14/21	1	6,776,000		(90,521)
USD/MXN, Counterparty MSCO, January Strike Price 29.21 MXN, Expires 1/14/21	1	19,361,000		(174,307)
USD/MXN, Counterparty MSCO, March Strike Price 34.23 MXN, Expires 3/30/21	1	44,959,000		(243,633)

				(32,583,097)

Puts - Over-the-Counter
Currency Options (0.8)%
AUD/JPY, Counterparty CITI, October Strike Price 62.80 JPY, Expires 10/29/20	1	40,619,000	AUD	(99,748)
AUD/JPY, Counterparty CITI, April Strike Price 66.00 JPY, Expires 4/29/21	1	48,004,000	AUD	(556,827)
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	28,064,000	AUD	(742,712)
AUD/JPY, Counterparty CITI, June Strike Price 64.86 JPY, Expires 6/21/21	1	110,777,000	AUD	(1,338,473)
AUD/USD, Counterparty HSBK, January Strike Price $0.52, Expires 1/22/21	1	22,156,000	AUD	(21,494)
AUD/USD, Counterparty HSBK, January Strike Price $0.63, Expires 1/27/21	1	19,541,000	AUD	(127,660)
AUD/USD, Counterparty HSBK, March Strike Price $0.59, Expires 3/22/21	1	15,878,000	AUD	(62,941)
AUD/USD, Counterparty MSCO, August Strike Price $0.63, Expires 8/12/20	1	19,587,000	AUD	(15,150)
AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	15,670,000	AUD	(17,797)
AUD/USD, Counterparty MSCO, August Strike Price $0.68, Expires 8/12/20	1	19,202,000	AUD	(114,925)
USD/JPY, Counterparty CITI, September Strike Price 89.80 JPY, Expires 9/16/20	1	97,579,000		(10,051)
USD/JPY, Counterparty CITI, September Strike Price 102.25 JPY, Expires 9/22/20	1	108,034,000		(217,472)
USD/JPY, Counterparty CITI, October Strike Price 106.00 JPY, Expires 10/29/20	1	139,399,000		(1,295,017)
USD/MXN, Counterparty CITI, July Strike Price 23.10 MXN, Expires 7/30/20	1	11,958,000		(252,111)
USD/MXN, Counterparty CITI, September Strike Price 22.93 MXN, Expires 9/03/20	1	32,581,000		(751,578)
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	9,487,000		(278,605)

franklintempleton.com	Semiannual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#	Value

[r] Options Written (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	5,581,000	$(183,604)
USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	5,240,000	(41,763)
USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	35,405,000	(28,678)
USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	35,405,000	(519,887)
USD/MXN, Counterparty CITI, September Strike Price 24.20 MXN, Expires 9/24/20	1	17,022,000	(1,021,235)
USD/MXN, Counterparty CITI, November Strike Price 23.88 MXN, Expires 11/09/20	1	56,575,000	(3,025,914)
USD/MXN, Counterparty CITI, February Strike Price 22.92 MXN, Expires 2/11/21	1	24,821,000	(836,641)
USD/MXN, Counterparty CITI, April Strike Price 22.71 MXN, Expires 4/09/21	1	33,483,000	(1,048,855)
USD/MXN, Counterparty CITI, April Strike Price 23.02 MXN, Expires 4/28/21	1	47,842,000	(1,816,322)
USD/MXN, Counterparty CITI, June Strike Price 20.24 MXN, Expires 6/30/21	1	16,289,000	(101,855)
USD/MXN, Counterparty GSCO, August Strike Price 21.54 MXN, Expires 8/31/20	1	11,939,000	(52,854)
USD/MXN, Counterparty GSCO, September Strike Price 22.40 MXN, Expires 9/30/20	1	63,792,000	(917,329)
USD/MXN, Counterparty GSCO, March Strike Price 19.80 MXN, Expires 3/03/21	1	10,426,000	(31,549)
USD/MXN, Counterparty GSCO, June Strike Price 19.61 MXN, Expires 6/09/21	1	9,967,000	(38,632)
USD/MXN, Counterparty JPHQ, August Strike Price 22.50 MXN, Expires 8/31/20	1	20,220,000	(296,324)
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	41,973,000	(807,267)
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	30,791,000	(1,203,559)
USD/MXN, Counterparty MSCO, September Strike Price 21.23 MXN, Expires 9/02/20	1	25,519,000	(77,144)
USD/MXN, Counterparty MSCO, September Strike Price 21.50 MXN, Expires 9/10/20	1	19,549,000	(94,598)
USD/MXN, Counterparty MSCO, September Strike Price 21.68 MXN, Expires 9/22/20	1	40,703,000	(277,513)
USD/MXN, Counterparty MSCO, September Strike Price 22.13 MXN, Expires 9/24/20	1	26,719,000	(309,192)
USD/MXN, Counterparty MSCO, September Strike Price 21.90 MXN, Expires 9/25/20	1	9,680,000	(86,801)
USD/MXN, Counterparty MSCO, September Strike Price 22.02 MXN, Expires 9/28/20	1	16,135,000	(171,031)
USD/MXN, Counterparty MSCO, January Strike Price 22.37 MXN, Expires 1/14/21	1	14,521,000	(328,784)
USD/MXN, Counterparty MSCO, January Strike Price 23.10 MXN, Expires 1/14/21	1	41,949,000	(1,543,975)

26	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount#	Value

[r] Options Written (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, March Strike Price 23.03 MXN, Expires 3/30/21	1	22,475,000	$(832,811)

			(21,596,678)

Total Options Written (Premiums received $49,665,682)			(54,179,775)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 13 regarding fair value measurements.

eRedemption price at maturity is adjusted for inflation. See Note 1(g).

fThe coupon rate shown represents the rate at period end.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $147,981,492, representing 5.1% of net assets.

hPrincipal amount is stated in 1,000 Brazilian Real Units.

iPrincipal amount is stated in 100 Mexican Peso Units.

jPrincipal amount of security is adjusted for inflation. See Note 1(g).

kPrincipal amount is stated in 100 Unidad de Inversion Units.

lSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $148,034,984, representing 5.1% of net assets.

mIncome may be received in additional securities and/or cash.

nThe security was issued on a discount basis with no stated coupon rate.

oPrincipal amount is stated in 10 Mexican Peso Units.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(c) regarding written options.

franklintempleton.com	Semiannual Report	27

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	CITI	Buy	53,617,000	9,450,427	EUR	7/02/20	$—	$(756,160)
Brazilian Real	CITI	Buy	151,157,541	27,883,701		7/02/20	—	(83,556)
Brazilian Real	CITI	Sell	53,617,000	8,731,273	EUR	7/02/20	—	(51,778)
Brazilian Real	CITI	Sell	63,819,341	11,019,807		7/02/20	—	(717,529)
Brazilian Real	CITI	Sell	87,338,200	16,841,799		7/02/20	778,991	—
Brazilian Real	HSBK	Buy	18,791,100	3,444,748		7/02/20	11,218	—
Brazilian Real	HSBK	Sell	18,791,100	3,708,658		7/02/20	252,692	—
Brazilian Real	JPHQ	Buy	198,964,000	36,668,632		7/02/20	—	(76,161)
Brazilian Real	JPHQ	Sell	198,964,000	39,221,887		7/02/20	2,629,415	—
Norwegian Krone	JPHQ	Buy	706,586,972	61,366,464	EUR	7/02/20	4,485,824	—
Norwegian Krone	JPHQ	Sell	706,586,972	64,823,303	EUR	7/02/20	—	(602,220)
South Korean Won	DBAB	Sell	28,685,000,000	23,844,555		7/06/20	—	(68,340)
Brazilian Real	JPHQ	Sell	198,964,000	36,654,446		7/09/20	73,592	—
Australian Dollar	HSBK	Sell	15,958,427	1,197,839,530	JPY	7/13/20	82,722	—
Australian Dollar	JPHQ	Sell	35,640,000	2,661,363,540	JPY	7/14/20	57,207	—
Brazilian Real	CITI	Sell	151,157,541	27,868,792		7/15/20	85,033	—
Brazilian Real	HSBK	Sell	18,791,100	3,443,107		7/15/20	—	(10,822)
Euro	JPHQ	Sell	3,066,139	3,491,351		7/15/20	45,579	—
Swedish Krona	DBAB	Buy	793,403,000	74,032,446	EUR	7/15/20	1,952,946	—
South Korean Won	HSBK	Sell	62,817,875,625	54,674,160		7/17/20	2,300,572	—
Euro	UBSW	Buy	82,327,765	90,724,374		7/23/20	1,814,984	—
Euro	UBSW	Sell	82,327,765	93,479,061		7/23/20	939,703	—
Euro	CITI	Sell	93,930,121	11,044,133,176	JPY	7/31/20	—	(3,275,191)
Brazilian Real	CITI	Sell	63,920,723	11,019,807		8/04/20	—	(718,727)
Brazilian Real	HSBK	Sell	8,064,900	1,537,519		8/04/20	56,464	—
Brazilian Real	HSBK	Sell	80,652,454	14,131,703		8/04/20	—	(679,482)
Brazilian Real	JPHQ	Sell	388,389,900	77,662,430		8/04/20	6,337,701	—
South Korean Won	DBAB	Sell	28,680,000,000	24,196,406		8/07/20	282,762	—
Swiss Franc	UBSW	Buy	16,059,260	15,264,368	EUR	8/10/20	—	(193,413)
Swiss Franc	UBSW	Buy	64,237,042	59,300,725	EUR	8/10/20	1,201,802	—
South Korean Won	HSBK	Sell	18,046,110,000	14,791,893		8/11/20	—	(254,707)
Swiss Franc	GSCO	Buy	63,042,458	58,304,437	EUR	8/12/20	1,060,782	—
Swedish Krona	DBAB	Buy	793,403,000	74,777,995	EUR	8/13/20	1,089,154	—
Swiss Franc	GSCO	Buy	31,521,229	29,995,936	EUR	8/13/20	—	(418,154)
Australian Dollar	JPHQ	Sell	185,596,654	13,341,900,076	JPY	8/21/20	—	(4,462,079)
Australian Dollar	CITI	Sell	89,550,658	6,356,184,831	JPY	8/24/20	—	(2,904,658)
Euro	HSBK	Sell	97,151,923	11,475,521,981	JPY	8/24/20	—	(2,925,186)
Euro	HSBK	Sell	48,575,962	5,889,155,261	JPY	8/25/20	—	(59,977)
Japanese Yen	JPHQ	Buy	4,365,256,600	39,855,348		8/27/20	603,152	—
Japanese Yen	JPHQ	Sell	4,365,256,600	40,642,798		8/27/20	184,298	—
Japanese Yen	CITI	Buy	5,314,266,000	51,420,311		8/31/20	—	(2,163,200)
Japanese Yen	CITI	Sell	5,314,266,000	49,509,713		8/31/20	252,603	—
Brazilian Real	CITI	Sell	103,097,701	19,277,084		9/02/20	367,072	—
Brazilian Real	HSBK	Sell	100,214,426	17,220,784		9/02/20	—	(1,160,383)
Euro	SCNY	Sell	4,966,194	5,584,038		9/08/20	—	(4,009)

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	HSBK	Sell	15,958,516	1,196,649,322	JPY	9/11/20	$77,809	$—
Australian Dollar	HSBK	Sell	27,215,000	1,843,897,895	JPY	9/14/20	—	(1,691,115)
Australian Dollar	JPHQ	Sell	32,190,000	2,185,445,089	JPY	9/14/20	—	(1,958,760)
Euro	HSBK	Sell	12,000,000	13,654,200		9/14/20	149,704	—
Swedish Krona	DBAB	Buy	396,701,500	37,818,554	EUR	9/15/20	47,223	—
Swedish Krona	DBAB	Buy	396,701,500	37,760,417	EUR	9/16/20	112,196	—
Australian Dollar	HSBK	Sell	13,830,000	1,008,718,710	JPY	9/17/20	—	(194,245)
Norwegian Krone	JPHQ	Buy	286,415,100	31,745,137		9/21/20	—	(1,971,884)
Norwegian Krone	JPHQ	Sell	286,415,100	27,370,950		9/21/20	—	(2,402,302)
South Korean Won	CITI	Sell	22,784,500,000	18,873,059		9/22/20	—	(134,252)
Euro	HSBK	Sell	48,577,224	5,855,401,456	JPY	9/25/20	—	(385,508)
Euro	BZWS	Sell	5,036,526	5,658,209		9/30/20	—	(11,932)
Euro	CITI	Buy	146,782,419	17,140,043,654	JPY	9/30/20	6,295,896	—
Euro	CITI	Sell	181,999,298	21,770,801,612	JPY	9/30/20	—	(2,998,745)
Japanese Yen	CITI	Buy	19,119,800,000	178,530,544		9/30/20	—	(1,218,442)
Japanese Yen	CITI	Sell	3,670,000,000	34,260,729		9/30/20	226,094	—
Norwegian Krone	JPHQ	Buy	706,586,972	64,716,968	EUR	10/01/20	592,777	—
Brazilian Real	HSBK	Sell	18,715,300	3,510,655		10/02/20	81,504	—
Brazilian Real	JPHQ	Sell	105,610,300	20,249,314		10/02/20	898,641	—
Norwegian Krone	JPHQ	Buy	706,586,972	61,220,514	EUR	10/02/20	4,527,575	—
Euro	GSCO	Sell	4,499,800	5,034,916		10/05/20	—	(31,676)
Mexican Peso	CITI	Buy	274,908,000	14,298,018		10/08/20	—	(2,490,383)
Mexican Peso	CITI	Sell	274,908,000	13,340,645		10/08/20	1,533,009	—
Mexican Peso	CITI	Buy	206,478,000	10,737,453		10/09/20	—	(1,870,026)
Mexican Peso	CITI	Sell	206,478,000	10,005,476		10/09/20	1,138,048	—
Mexican Peso	CITI	Buy	688,399,000	35,778,644		10/13/20	—	(6,228,655)
Mexican Peso	CITI	Sell	688,399,000	33,291,050		10/13/20	3,741,062	—
Mexican Peso	CITI	Sell	1,013,293,000	49,179,909		10/15/20	5,693,977	—
Euro	BOFA	Sell	6,976,140	7,895,595		10/16/20	38,362	—
Mexican Peso	CITI	Sell	927,824,000	45,446,593		10/16/20	5,633,338	—
Japanese Yen	JPHQ	Buy	14,011,000,000	131,387,204		10/30/20	—	(1,359,304)
Brazilian Real	CITI	Sell	87,600,500	15,994,833		11/04/20	—	(38,829)
Swiss Franc	UBSW	Buy	16,059,261	15,277,002	EUR	11/09/20	—	(195,225)
Swiss Franc	UBSW	Buy	32,118,521	29,300,942	EUR	11/09/20	1,021,808	—
Swiss Franc	GSCO	Buy	31,521,229	28,765,495	EUR	11/12/20	993,157	—
Japanese Yen	CITI	Buy	6,244,822,276	58,292,547		11/16/20	—	(314,363)
Japanese Yen	JPHQ	Buy	3,098,516,514	28,914,187		11/16/20	—	(146,937)
South Korean Won	CITI	Sell	2,182,000,000	1,782,971		11/16/20	—	(38,734)
Euro	BNDP	Sell	4,802,000	5,440,258		11/23/20	26,085	—
Australian Dollar	JPHQ	Sell	61,865,545	4,533,655,583	JPY	11/24/20	—	(603,921)
Euro	HSBK	Sell	48,575,961	5,737,646,836	JPY	11/24/20	—	(1,490,384)

franklintempleton.com	Semiannual Report	29

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	CITI	Sell	8,900,000	10,032,436	1/04/21	$—	$(13,441)

Total Forward Exchange Contracts						$59,774,533	$(49,374,795)

Net unrealized appreciation (depreciation)						$10,399,738

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 52.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Global Total Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,912,690,882
Cost - Non-controlled affiliates (Note 3f)	435,538,711

Value - Unaffiliated issuers	$2,473,380,806
Value - Non-controlled affiliates (Note 3f)	435,538,711
Restricted cash for OTC derivative contracts (Note 1d)	10,812,000
Restricted currency, at value (cost $140,023) (Note 1e)	151,007
Foreign currency, at value (cost $18,544,336)	18,823,501
Receivables:
Investment securities sold	13,962,995
Capital shares sold	11,742,868
Interest	22,612,175
Deposits with brokers for:
OTC derivative contracts	7,018,000
Unrealized appreciation on OTC forward exchange contracts	59,774,533
Other assets	3,462

Total assets	3,053,820,058

Liabilities:
Payables:
Investment securities purchased	11,389,228
Capital shares redeemed	9,472,873
Management fees	1,430,630
Distribution fees	224,845
Transfer agent fees	995,891
Trustees’ fees and expenses	5,908
Deposits from brokers for:
OTC derivative contracts	10,812,000
Options written, at value (premiums received $49,665,682)	54,179,775
Unrealized depreciation on OTC forward exchange contracts	49,374,795
Deferred tax	1,247,322
Accrued expenses and other liabilities	1,149,933

Total liabilities	140,283,200

Net assets, at value	$2,913,536,858

Net assets consist of:
Paid-in capital	$4,035,110,932
Total distributable earnings (losses)	(1,121,574,074)

Net assets, at value	$2,913,536,858

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Templeton Global Total Return Fund

Class A:
Net assets, at value	$ 606,265,431

Shares outstanding	59,556,960

Net asset value per share[a]	$10.18

Maximum offering price per share (net asset value per share ÷ 96.25%)	$10.58

Class C:
Net assets, at value	$ 173,904,220

Shares outstanding	17,108,616

Net asset value and maximum offering price per share[a]	$10.16

Class R:
Net assets, at value	$ 8,850,968

Shares outstanding	869,005

Net asset value and maximum offering price per share	$10.19

Class R6:
Net assets, at value	$ 551,656,498

Shares outstanding	54,145,289

Net asset value and maximum offering price per share	$10.19

Advisor Class:
Net assets, at value	$1,572,859,741

Shares outstanding	154,230,270

Net asset value and maximum offering price per share	$10.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Global Total Return Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$675,895
Interest:(net of foreign taxes)~
Unaffiliated issuers:
Inflation principal adjustments	5,760,607
Paid in cash	90,482,977

Total investment income	96,919,479

Expenses:
Management fees (Note 3a)	11,087,600
Distribution fees: (Note 3c)
Class A	855,448
Class C	653,374
Class R	17,933
Transfer agent fees: (Note 3e)
Class A	510,621
Class C	149,959
Class R	5,369
Class R6	103,462
Advisor Class	1,498,269
Custodian fees (Note 4)	750,613
Reports to shareholders	133,281
Registration and filing fees	87,973
Professional fees	50,801
Trustees’ fees and expenses	51,774
Other	119,490

Total expenses	16,075,967
Expense reductions (Note 4)	(459,439)
Expenses waived/paid by affiliates (Note 3f and 3g)	(560,189)

Net expenses	15,056,339

Net investment income	81,863,140

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(166,453,984)
Written options	(35,674,357)
Foreign currency transactions	(16,419,655)
Forward exchange contracts	34,844,877
Swap contracts	(250,330,755)

Net realized gain (loss)	(434,033,874)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	9,977,907
Translation of other assets and liabilities denominated in foreign currencies	(30,450)
Forward exchange contracts	73,557,193
Written options	(15,486,829)
Swap contracts	63,730,756
Change in deferred taxes on unrealized appreciation	1,342,036

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Templeton Global Total Return Fund

Net change in unrealized appreciation (depreciation)	133,090,613

Net realized and unrealized gain (loss)	(300,943,261)

Net increase (decrease) in net assets resulting from operations	$(219,080,121)

~Foreign taxes withheld on interest	$2,267,553
#Net of foreign taxes	$1,634,923

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Total Return Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$81,863,140	$291,403,217
Net realized gain (loss)	(434,033,874)	13,491,017
Net change in unrealized appreciation (depreciation)	133,090,613	(246,131,686)

Net increase (decrease) in net assets resulting from operations	(219,080,121)	58,762,548

Distributions to shareholders:
Class A	(15,911,866)	(53,580,319)
Class C	(4,264,465)	(17,117,841)
Class R	(147,921)	(471,568)
Class R6	(17,697,840)	(66,820,847)
Advisor Class	(49,805,904)	(213,023,799)

Total distributions to shareholders	(87,827,996)	(351,014,374)

Capital share transactions: (Note 2)
Class A	(105,840,137)	1,628,341
Class C	(46,641,737)	(58,716,297)
Class R	2,022,103	(168,919)
Class R6	(263,098,158)	(57,198,816)
Advisor Class	(940,317,740)	(128,977,729)

Total capital share transactions	(1,353,875,669)	(243,433,420)

Net increase (decrease) in net assets	(1,660,783,786)	(535,685,246)
Net assets:
Beginning of period	4,574,320,644	5,110,005,890

End of period	$2,913,536,858	$4,574,320,644

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton Global Total Return Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Total Return Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

36	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various

franklintempleton.com	Semiannual Report	37

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d.  Restricted Cash

At June 30, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Restricted Currency

At June 30, 2020 the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	7,934,572	$83,814,601	27,739,363	$316,049,876
Shares issued in reinvestment of distributions	1,153,642	12,187,891	3,651,073	41,607,474
Shares redeemed	(19,283,652)	(201,842,629)	(31,508,489)	(356,029,009)

Net increase (decrease)	(10,195,438)	$(105,840,137)	(118,053)	$1,628,341

Class C Shares:
Shares sold	766,116	$8,098,521	4,902,227	$55,948,189
Shares issued in reinvestment of distributions	347,474	3,668,629	1,290,434	14,728,659
Shares redeemed[a]	(5,551,934)	(58,408,887)	(11,402,770)	(129,393,145)

Net increase (decrease)	(4,438,344)	$(46,641,737)	(5,210,109)	$(58,716,297)

Class R Shares:
Shares sold	569,025	$5,855,064	314,061	$3,634,587
Shares issued in reinvestment of distributions	13,532	142,655	38,850	442,922
Shares redeemed	(382,284)	(3,975,616)	(368,422)	(4,246,428)

Net increase (decrease)	200,273	$2,022,103	(15,511)	$(168,919)

Class R6 Shares:
Shares sold	8,236,660	$89,215,774	14,685,966	$170,174,528
Shares issued in reinvestment of distributions	1,422,102	15,057,625	5,172,158	59,102,231
Shares redeemed	(34,969,468)	(367,371,557)	(25,241,418)	(286,475,575)

Net increase (decrease)	(25,310,706)	$(263,098,158)	(5,383,294)	$(57,198,816)

Advisor Class Shares:
Shares sold	34,491,447	$366,124,639	139,289,419	$1,593,975,649
Shares issued in reinvestment of distributions	4,119,688	43,713,083	16,077,993	183,620,401
Shares redeemed	(127,407,738)	(1,350,155,462)	(169,414,689)	(1,906,573,779)

Net increase (decrease)	(88,796,603)	$(940,317,740)	(14,047,277)	$(128,977,729)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $2.5 billion
0.585%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.565%	In excess of $10 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.618% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$5,146
CDSC retained	$28,095

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $2,267,680, of which $692,136 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$507,468,590	$1,346,696,865	$(1,418,626,744)	$ —	$ —	$435,538,711	435,538,711	$675,895

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2021.

Prior to May 1, 2020, the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$6,280,059
Long term	234,253,896

Total capital loss carryforwards	$240,533,955

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$3,397,859,686

Unrealized appreciation	$193,614,148
Unrealized depreciation	(627,002,990)

Net unrealized appreciation (depreciation)	$(433,388,842)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and corporate actions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $834,908,805 and $2,276,341,691, respectively.

7.   Credit Risk

At June 30, 2020, the Fund had 15.7% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.   Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At June 30, 2020, the Fund had 3.6% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

	Issuer	Acquisition Date	Cost	Value

434,200,485	[a] K2016470219 South Africa Ltd., A	2/22/11 - 2/01/17	$1,608,225	$ —
50,014,925	[a] K2016470219 South Africa Ltd., B	2/01/17	37,134	—

	Total Restricted Securities (Value is –% of Net Assets)		$1,645,359	$ —

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $17,440 as of June 30, 2020.

11.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Foreign exchange contracts	Investments in securities, at value	$57,566,477	[a]	Options written, at value	$54,179,775

	Unrealized appreciation on OTC forward exchange contracts	59,774,533		Unrealized depreciation on OTC forward exchange contracts	49,374,795

Totals		$117,341,010			$103,554,570

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(250,330,755)	Swap contracts	$ 63,730,756
Foreign exchange contracts	Investments	117,590,779 [a]	Investments	21,898,945	[a]
	Written options	(35,674,357)	Written options	(15,486,829)
	Forward exchange contracts	34,844,877	Forward exchange contracts	73,557,193

Totals		$(133,569,456)		$143,700,065

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of swap contracts and options represented $235,034,000 and $6,671,691,952, respectively. The average month end contract value of forward exchange contracts was $5,268,616,687.

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$ 59,774,533	$ 49,374,795
Options purchased	57,566,477	—
Options written	—	54,179,775

Total	$117,341,010	$103,554,570

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

11. Other Derivative Information (continued)

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$26,085	$—	$—	$—	$26,085
BOFA	38,362	—	—	—	38,362
BZWS	—	—	—	—	—
CITI	59,068,325	(59,068,325)	—	—	—
DBAB	3,484,281	(68,340)	(3,211,813)	—	204,128
GSCO	8,536,587	(3,684,825)	—	(4,851,762)	—
HSBK	5,812,375	(5,812,375)	—	—	—
JPHQ	28,486,507	(16,888,814)	(11,597,693)	—	—
MSCO	6,910,191	(6,910,191)	—	—	—
SCNY	—	—	—	—	—
UBSW	4,978,297	(388,638)	(2,920,515)	(1,132,000)	537,144

Total	$117,341,010	$(92,821,508)	$(17,730,021)	$(5,983,762)	$805,719

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BNDP	$—	$—	$ —	$—	$—
BOFA	—	—	—	—	—
BZWS	11,932	—	—	—	11,932
CITI	60,680,314	(59,068,325)	—	—	1,611,989
DBAB	68,340	(68,340)	—	—	—
GSCO	3,684,825	(3,684,825)	—	—	—
HSBK	13,942,682	(5,812,375)	—	(6,398,000)	1,732,307
JPHQ	16,888,814	(16,888,814)	—	—	—
MSCO	7,885,016	(6,910,191)	—	(620,000)	354,825
SCNY	4,009	—	—	—	4,009
UBSW	388,638	(388,638)	—	—	—

Total	$103,554,570	$(92,821,508)	$ —	$(7,018,000)	$3,715,062

aAt June 30, 2020, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 52.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:
South Africa	$—	$—	$—	[b]	$—
Foreign Government and Agency Securities:
Argentina	—	—	92,400,551		92,400,551
All Other Foreign Government and Agency Securities	—	1,112,016,003	—		1,112,016,003
U.S. Government and Agency Securities	—	604,969,157	—		604,969,157
Quasi-Sovereign and Corporate Bonds:
South Africa	—	—	77,330		77,330
Options Purchased	—	57,566,477	—		57,566,477
Short Term Investments:
Argentina	—	—	10,079,575		10,079,575
All Other Short Term Investments	573,760,638	458,049,786	—		1,031,810,424

Total Investments in Securities	$573,760,638	$2,232,601,423	$102,557,456		$2,908,919,517

Other Financial Instruments:
Forward Exchange Contracts	$—	$59,774,533	$—		$59,774,533
Restricted Currency (ARS)	—	—	151,007		151,007

Total Other Financial Instruments	$—	$59,774,533	$151,007		$59,925,540

Receivables:

Interest (ARS)	$—	$—	$2,118,347		$2,118,347

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Options Written	$—	$54,179,775	$—	$54,179,775
Forward Exchange Contracts	—	49,374,795	—	49,374,795
Total Other Financial Instruments	$—	$103,554,570	$—	$103,554,570

Payables:
Deferred Tax (ARS)	$—	$—	$5,696	$5,696

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:
South Africa	$345,754	$—	$—	$—	$—	$—	$—	$(345,754)	$—	[c]	$(345,754)
Foreign Government and Agency Securities:
Argentina	74,554,061	43,361,555	(26,263,429)	—	—	11,952,178	(59,836,428)	48,632,614	92,400,551		15,235,142
Quasi- Sovereign and Corporate Bonds:
South Africa	96,896	—	—	32,272	—	796,306	—	(848,144)	77,330		(848,144)
Short Term Investments:

Argentina	5,831,458	10,891,298	(3,712,902)	—	—	1,264,388	(1,403,572)	(2,791,095)	10,079,575		(1,057,812)

Total Investments in Securities	$80,828,169	$54,252,853	$(29,976,331)	$32,272	$—	$14,012,872	$(61,240,000)	$44,647,621	$102,557,456		$12,983,432
Other Financial Instruments:
Restricted Currency (ARS)	$14,601,411	$15,808,554	$(27,707,225)	$—	$—	$—	$(3,037,706)	$485,973	$151,007		$10,984
Receivables:
Interest (ARS)	$2,621,567	$5,133,295	$(4,721,707)	$—	$—	$—	$(275,286)	$(639,522)	$2,118,347		$130,497

Liabilities:

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

13. Fair Value Measurements (continued)

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Payables:
Deferred Tax (ARS)	$8,030	$—	$—	$—	$—	$—	$—	$(2,334)	$5,696	$(2,334)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$92,400,551		Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease	[b]
Short Term Investments
Argentina	10,079,575		Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease	[b]
All other[c]	2,346,684	[d]
Liabilities:
All other[c]	5,696

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

dIncludes securities determined to have no value at June 30, 2020.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNDP BOFA	BNP Paribas Bank of America Corp.	ARS AUD	Argentine Peso Australian Dollar	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citigroup, Inc.	COP	Colombian Peso	LIBOR	London InterBank Offered Rate
DBAB	Deutsche Bank AG	DEM	Deutsche Mark	PIK	Payment-In-Kind
GSCO	The Goldman Sachs Group Inc.	EUR	Euro
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	JPY	Japanese Yen
SCNY	Standard Chartered Bank	KRW	South Korean Won
UBSW	UBS AG	MXN	Mexican Peso
		NOK	Norwegian Krone
		USD	United States Dollar

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Tax Information (unaudited)

Templeton Global Total Return Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on January 1, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0199	$0.6798	$ —
Class C	$0.0199	$0.6326	$ —
Class R	$0.0199	$0.6545	$ —
Class R6	$0.0199	$0.7129	$ —
Advisor Class	$0.0199	$0.7018	$ —

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Global Total Return Fund

(Fund)

At a meeting held on May 13, 2020 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and

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SHAREHOLDER INFORMATION

Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 29, 2020. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board further reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Performance Customized Peer Group for the Fund included the Fund and all retail and institutional global income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the medians and in the first (best) and second quintiles of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the medians of its Performance Universe and Performance Customized Peer Group, for the five-year period was above the median of its Performance Universe and below the median of its Performance Customized Peer Group, and for the 10-year period was above the medians of its Performance Universe and Performance Customized Peer Group. The Board discussed this performance with management and management explained that during the one-, three- and five- year periods, management largely positioned the Fund’s strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. Management further explained that the interest-rate strategies detracted from the Fund’s relative return while currency positions contributed to the return. Management then discussed with the Board the rationale for the Fund’s positions and the actions that are being taken in an effort to address the sources of the Fund’s underperformance. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and nine other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

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SHAREHOLDER INFORMATION

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin

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SHAREHOLDER INFORMATION

Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT.

Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Templeton Global Total Return Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301

© 2020 Franklin Templeton Investments. All rights reserved.	407 S 08/20

          Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended June 30, 2020, global economic growth was impacted by the novel coronavirus (COVID-19) pandemic. Many nations’ efforts to slow the infection rate in March and April severely curtailed global economic activity. Major central banks acted swiftly to maintain financial stability and ease monetary policy. The U.S. Federal Reserve (Fed) issued two emergency rate cuts and revived programs from the Great Recession designed to add liquidity to credit markets. The European Central Bank launched its Pandemic Emergency Purchase Programme, which included many private and public sector securities. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +4.08% and +4.69% in U.S. dollar and local currency terms, respectively.1 The U.S. dollar increased against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton International Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of June 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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SEMIANNUAL REPORT

Templeton International Bond Fund

This semiannual report for Templeton International Bond Fund covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds. For purposes of the Fund’s 80% policy, bonds include derivative instruments or other investments that have economic characteristics similar to bonds. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located outside of the U.S.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a -5.51% cumulative total return. In comparison, the Fund’s benchmark, the FTSE Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-U.S. world government bond markets, posted a cumulative total return of +1.04% in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic profoundly impacted economies and global financial markets during the six-month period. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no

Portfolio Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign government and agency securities, money market funds and other net assets less liabilities (including derivatives).

historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. Sovereign bond yields declined in higher-rated countries but rose in more vulnerable ones as volatility escalated. The yield on the 10-year U.S. Treasury (UST) note quickly dropped from 2.00% at the start of the period to a low of 0.54% on March 9. It finished the six-month period at 0.66%, 134 basis points (bps) lower that where it began. The yield on the 10-year German Bund dropped 27 bps further into negative territory during the period, finishing at -0.46%.

The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 bps to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from the discount window. Growing liquidity strains throughout financial markets prompted the Fed to re-start liquidity

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON INTERNATIONAL BOND FUND

programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility.

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing targets it had announced a week earlier on March 15.

The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility including the European Central Bank (ECB), Bank of Japan (BOJ), Bank of England, Bank of Canada and Swiss National Bank. The swap program was expanded on March 19 to include the Reserve Bank of Australia, Reserve Bank of New Zealand, Danmarks Nationalbank, Norges Bank, Sveriges Riksbank, Bank of Korea, Monetary Authority of Singapore, Banco de Mexico and Banco Central do Brasil. The program enables a foreign central bank to borrow USD directly from the Fed to lend to its own local institutions, facilitating the flow of the world’s reserve currency. The USD notably strengthened from mid-March to mid-May before broadly weakening over the final six weeks of the period.

On the U.S. fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security Act on March 26, a USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history and was designed as a stopgap for social distancing policies.

On March 18, ECB President Christine Lagarde unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement. Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets began to rebound from the extreme lows in March, as central banks and governments deployed massive monetary and fiscal measures to respond to the crisis. Regional economies began to incrementally reopen and improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February.

However, sharp resurgences in COVID-19 cases in several regions, including the U.S., Latin America and China amongst others, prompted governments to return to shutdown policies in June. Though several economic measures improved in May and June, the stronger figures reflected a rebound from the extreme low points in March and April, and were not trends that could be extrapolated into the upcoming months, in our assessment.

Unprecedented interventions from the Fed and central banks around the world widened the disconnect between financial markets and real economies during the period. Central bank efforts to bolster liquidity in financial markets have been effective, but they do not replace lost revenues or cure insolvencies; they only deepen the debt burdens. We expected corporate bankruptcies to be the next challenge policymakers will have to face, as business insolvencies appeared likely to worsen with each passing month of stifled economic activity. We saw risks for an upcoming second leg down in financial markets.

Rallies in risk assets during the final months of the period appeared to underappreciate the ongoing economic damage and the risks for successive waves of infections that could further suppress economic activity going forward, in our view. Massive unemployment, deepening economic hardship and growing insolvencies will not be fully remedied by partial

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reopenings or government interventions alone. The longer that economic activity remains suppressed and the longer that workers go without incomes, the more entrenched the economic damage will become.

On the policy front, the Fed maintained its monetary stance at its April and June meetings, and reaffirmed its commitment to using its “full range of tools to support the U.S. economy.” The updated dot plot survey in June indicated that Fed officials expected rates to remain unchanged through 2022. The Fed also updated its projections for U.S. GDP (gross domestic product) growth to -6.5% for 2020 and +5.0% for 2021. It also projected unemployment to be 9.3% at the end of 2020. Fed Chair Jay Powell commented at the end of June during testimony to the House financial services committee that, “the path forward for the economy is extraordinarily uncertain and will depend in large part on our success in containing the virus.” He also continued to emphasize the importance of fiscal support for workers. Powell also indicated that yield curve control was not in imminent consideration and likely not an appropriate tool for U.S. financial markets. In previous comments, he had also ruled out the potential for negative policy rates.

In Europe, the European Commission proposed a €750 billion financing program in May that would deliver up to €500 billion in grants and €250 billion in loans to member states in need of financial support. The program was still in policy discussions at the end of June. On the monetary side, the ECB increased the size of the PEPP by €600 billion to €1.35 trillion at its June 4 policy meeting. Italian bonds rallied on the news, as did the euro, which appreciated 1.2% against the USD in the month of June. The ECB also updated its growth forecast for the eurozone in 2020 to -8.7%, which would be the largest contraction in the post-war era. In May, Lagarde acknowledged that a recovery to previous GDP levels would take at least two to three years.

In Japan, monetary policy responses to the crisis focused more on ensuring businesses had ample access to capital through various loan programs than on lowering the cost of capital. At its April 27 meeting, the BOJ quadrupled the size of its corporate debt purchases. It also announced that it would remove quantitative easing caps. On the price stability front, deflation returned during the period, despite years of persistent efforts from the BOJ to drive inflation higher. Core inflation dropped to -0.2% year-over-year in April and May. The BOJ offered no indications on whether the return of deflation would alter monetary policy in the months ahead, but it remained a concern that officials continued to monitor. The BOJ kept overnight interest rates at -0.1% and the yield target on the 10-year Japanese government bond at 0.0% throughout the period.

Nearly every country in the world declared some form of fiscal response to the crisis, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP ratios rose significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates during the peaks in financial market volatility in March, but paused on making additional cuts in April, similar to the approaches taken by the Fed and the ECB. Several central banks returned to rate cuts in May and June, with many indicating they intended to respond with additional accommodation as needed. During the period, Brazil cut its policy rate by 225 bps to 2.25%, Mexico by 225 bps to 5.00%, Colombia by 175 bps to 2.50%, India by 115 bps to 4.00%, Indonesia by 75 bps to 4.25%, South Korea by 75 bps to 0.50%, Australia by 50 bps to 0.25%, Norway by 150 bps to 0.00%, Canada by 150 bps to 0.25% and the United Kingdom by 65 bps to 0.10%.

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options. The Fund may also enter into various other transactions involving derivatives, including interest-rate/bond futures and swap agreements (which may include interest rate and credit default swaps).

Manager’s Discussion

The strategy was structured around four key pillars during the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen, Swiss franc, Norwegian krone and Swedish krona; (3) targeting appropriate risk-adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets.

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TEMPLETON INTERNATIONAL BOND FUND

The strategy entered the reporting period in a de-risked state as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by markets. While the team was not explicitly anticipating the COVID-19 crisis or the collapse in oil prices in the first quarter of 2020, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of various positions and hedged (using currency forwards) a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Singapore dollar, Mexican peso and Brazilian real). The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable to insolvencies as the economic crisis progressed. The strategy also maintained negative duration exposure to longer-term USTs before the COVID-19 crisis erupted in March 2020, as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced in the longer-term range of the U.S. Treasury yield curve. The team unwound its net-negative positioning in longer-term USTs into curve steepening in March. The strategy continued to hold safe-haven assets that it had previously added in the third quarter of 2019, notably the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. These positions were intended to hedge against global financial market risks associated with rising geopolitical tensions as well as price distortions from ongoing loose monetary policies across the developed world. The strategy also continued to hold a net-negative position in the euro to hedge against broad-based USD strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, the team used forward currency exchange contracts and currency options to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had a largely neutral effect on absolute return. Among currencies, positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from absolute performance, as did positions in northern European currencies (Norwegian krone). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Mexico and Argentina) and Asia (India) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.

On a relative basis, the Fund underperformed its benchmark due to currency positions, followed by interest-rate strategies. Sovereign credit exposures had a largely neutral effect on relative results. Among currencies, overweighted positions in Latin America (the Brazilian real and Argentine peso) and Asia ex-Japan (Indonesian rupiah) detracted from relative performance, as did overweighted positions in northern European currencies (the Norwegian krone). Underweighted exposure to the British pound contributed to relative return. Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Mexico and Argentina) and Asia ex-Japan (India) contributed to relative results.

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.

Lead Portfolio Manager

Calvin Ho

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON INTERNATIONAL BOND FUND

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4
6-Month	-5.51%[5]		-9.04%

1-Year	-6.85%		-10.35%

5-Year	+3.13%		-0.15%

10-Year	+19.52%		+1.41%

Advisor
6-Month	-5.39%[5]		-5.39%

1-Year	-6.61%		-6.61%

5-Year	+4.41%		+0.87%

10-Year	+22.81%		+2.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/20–6/30/20)

Share Class	Net Investment Income
A	$0.1238
C	$0.1052
R	$0.1115
R6	$0.1425
Advisor	$0.1359

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.09%	1.30%
Advisor	0.84%	1.05%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON INTERNATIONAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$947.80	$4.75	$1,019.99	$4.92	0.98%
C	$1,000	$945.90	$6.68	$1,018.00	$6.92	1.38%
R	$1,000	$947.50	$5.96	$1,018.75	$6.17	1.23%
R6	$1,000	$950.70	$2.91	$1,021.88	$3.02	0.60%
Advisor	$1,000	$949.00	$3.54	$1,021.23	$3.67	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON INCOME TRUST

Financial Highlights

Templeton International Bond Fund

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.77	$10.14	$10.57	$10.61	$10.07	$10.03	$11.86

Income from investment operations[b]:

Net investment income[c]	0.12	0.42	0.40	0.42	0.12	0.34	0.30

Net realized and unrealized gains (losses)	(0.63)	(0.23)	(0.22)	(0.18)	0.44	(0.17)	(1.68)

Total from investment operations	(0.51)	0.19	0.18	0.24	0.56	0.17	(1.38)

Less distributions from:

Net investment income and net foreign currency gains	(0.12)	(0.56)	(0.59)	(0.28)	—	(0.04)	(0.45)

Net realized gains	—	—	(0.01)	—	—	—	—

Tax return of capital	—	—	(0.01)	—	(0.02)	(0.09)	—

Total distributions	(0.12)	(0.56)	(0.61)	(0.28)	(0.02)	(0.13)	(0.45)

Net asset value, end of period	$ 9.14	$ 9.77	$10.14	$10.57	$10.61	$10.07	$10.03

Total return[d]	(5.22)%	1.86%	1.82%	2.25%	5.54%	1.70%	(11.90)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.18%	1.20%	1.26%	1.44%	1.58%	1.27%	1.17%

Expenses net of waiver and payments by affiliates	0.99%	1.00%	0.99%	0.99%	1.00%	0.99%	1.04%

Expenses net of waiver and payments by affiliates and expense reduction	0.98%	0.98%	0.98%	0.99%[f]	0.99%	0.99%[f]	1.04%[f]

Net investment income	2.43%	4.18%	3.93%	3.87%	3.48%	3.28%	2.72%

Supplemental data

Net assets, end of period (000’s)	$22,788	$39,532	$38,856	$71,262	$84,766	$92,981	$84,779

Portfolio turnover rate	54.44%	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.78	$10.16	$10.58	$10.62	$10.08	$10.04	$11.87

Income from investment operations[b]:

Net investment income[c]	0.10	0.39	0.36	0.38	0.11	0.29	0.26

Net realized and unrealized gains (losses)	(0.62)	(0.25)	(0.21)	(0.18)	0.43	(0.16)	(1.68)

Total from investment operations	(0.52)	0.14	0.15	0.20	0.54	0.13	(1.42)

Less distributions from:

Net investment income and net foreign currency gains	(0.11)	(0.52)	(0.55)	(0.24)	—	(0.03)	(0.41)

Net realized gains	—	—	(0.01)	—	—	—	—

Tax return of capital	—	—	(0.01)	—	(—)[d]	(0.06)	—

Total distributions	(0.11)	(0.52)	(0.57)	(0.24)	—	(0.09)	(0.41)

Net asset value, end of period	$ 9.15	$ 9.78	$10.16	$10.58	$10.62	$10.08	$10.04

Total return[e]	(5.41)%	1.35%	1.52%	1.84%	5.36%	1.30%	(12.20)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.58%	1.60%	1.66%	1.84%	1.98%	1.66%	1.51%

Expenses net of waiver and payments by affiliates	1.39%	1.40%	1.39%	1.39%	1.40%	1.38%	1.38%

Expenses net of waiver and payments by affiliates and expense reduction	1.38%	1.38%	1.38%	1.39%[g]	1.39%	1.38%[g]	1.38%[g]

Net investment income	2.03%	3.78%	3.53%	3.47%	3.08%	2.89%	2.38%

Supplemental data

Net assets, end of period (000’s)	$4,981	$6,694	$8,654	$9,733	$11,563	$11,906	$15,559

Portfolio turnover rate	54.44%	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.76	$10.14	$10.56	$10.61	$10.08	$10.03	$11.87

Income from investment operations[b]:

Net investment income[c]	0.10	0.41	0.39	0.40	0.11	0.30	0.28

Net realized and unrealized gains (losses)	(0.61)	(0.25)	(0.22)	(0.19)	0.43	(0.15)	(1.70)

Total from investment operations	(0.51)	0.16	0.17	0.21	0.54	0.15	(1.42)

Less distributions from:

Net investment income and net foreign currency gains	(0.11)	(0.54)	(0.57)	(0.26)	—	(0.03)	(0.42)

Net realized gains	—	—	(0.01)	—	—	—	—

Tax return of capital	—	—	(0.01)	—	(0.01)	(0.07)	—

Total distributions	(0.11)	(0.54)	(0.59)	(0.26)	(0.01)	(0.10)	(0.42)

Net asset value, end of period	$ 9.14	$ 9.76	$10.14	$10.56	$10.61	$10.08	$10.03

Total return[d]	(5.25)%	1.52%	1.67%	1.92%	5.44%	1.44%	(12.16)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.43%	1.45%	1.51%	1.69%	1.83%	1.52%	1.37%

Expenses net of waiver and payments by affiliates	1.24%	1.25%	1.24%	1.24%	1.25%	1.24%	1.24%

Expenses net of waiver and payments by affiliates and expense reduction	1.23%	1.23%	1.23%	1.24%[f]	1.24%	1.24%[f]	1.24%[f]

Net investment income	2.18%	3.93%	3.68%	3.62%	3.23%	3.03%	2.52%

Supplemental data

Net assets, end of period (000’s)	$208	$254	$300	$286	$1,010	$1,005	$1,001

Portfolio turnover rate	54.44%	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,
	(unaudited)	2019	2018	2017[a]

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.77	$10.15	$10.57	$10.78

Income from investment operations[b]:

Net investment income[c]	0.14	0.45	0.45	0.18

Net realized and unrealized gains (losses)	(0.62)	(0.23)	(0.22)	(0.24)

Total from investment operations	(0.48)	0.22	0.23	(0.06)

Less distributions from:

Net investment income and net foreign currency gains	(0.14)	(0.60)	(0.63)	(0.15)

Net realized gains	—	—	(0.01)	—

Tax return of capital	—	—	(0.01)	—

Total distributions	(0.14)	(0.60)	(0.65)	(0.15)

Net asset value, end of period	$ 9.15	$ 9.77	$10.15	$10.57

Total return[d]	(4.93)%	2.14%	2.28%	(0.61)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.14%	1.24%	1.09%	0.99%

Expenses net of waiver and payments by affiliates	0.61%	0.62%	0.66%	0.68%

Expenses net of waiver and payments by affiliates and expense reduction	0.60%	0.60%	0.65%	0.68%[f]

Net investment income	2.81%	4.56%	4.26%	4.39%

Supplemental data

Net assets, end of period (000’s)	$1,244	$3,878	$904	$414

Portfolio turnover rate	54.44%	24.26%	43.13%	88.62%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,				Year Ended August 31,
	(unaudited)	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.78	$10.15	$10.58	$10.62	$10.08	$10.04	$11.87

Income from investment operations[b]:

Net investment income[c]	0.13	0.45	0.44	0.45	0.13	0.35	0.33

Net realized and unrealized gains (losses)	(0.62)	(0.23)	(0.23)	(0.18)	0.43	(0.16)	(1.68)

Total from investment operations	(0.49)	0.22	0.21	0.27	0.56	0.19	(1.35)

Less distributions from:

Net investment income and net foreign currency gains	(0.14)	(0.59)	(0.62)	(0.31)	—	(0.04)	(0.48)

Net realized gains	—	—	(0.01)	—	—	—	—

Tax return of capital	—	—	(0.01)	—	(0.02)	(0.11)	—

Total distributions	(0.14)	(0.59)	(0.64)	(0.31)	(0.02)	(0.15)	(0.48)

Net asset value, end of period	$ 9.15	$ 9.78	$10.15	$10.58	$10.62	$10.08	$10.04

Total return[d]	(5.10)%	2.12%	2.07%	2.51%	5.59%	1.95%	(11.63)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.93%	0.95%	1.01%	1.19%	1.33%	1.02%	0.87%

Expenses net of waiver and payments by affiliates	0.74%	0.75%	0.74%	0.74%	0.75%	0.74%	0.74%

Expenses net of waiver and payments by affiliates and expense reduction	0.73%	0.73%	0.73%	0.74%[f]	0.74%	0.74%[f]	0.74%[f]

Net investment income	2.68%	4.43%	4.18%	4.12%	3.73%	3.53%	3.02%

Supplemental data

Net assets, end of period (000’s)	$372,875	$393,873	$346,303	$276,074	$249,190	$248,750	$307,449

Portfolio turnover rate	54.44%	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton International Bond Fund

	Principal Amount*			Value

Foreign Government and Agency Securities 50.4%
Argentina 1.4%
[a,b] Argentina Treasury Bond BONCER,
Index Linked, 1.20%, 3/18/22	171,071,742		ARS	$1,618,359
Index Linked, 1.40%, 3/25/23	113,308,687		ARS	958,814
Index Linked, 1.50%, 3/25/24	113,308,692		ARS	895,235
[a] Argentine Bonos del Tesoro,
18.20%, 10/03/21	73,832,000		ARS	536,462
16.00%, 10/17/23	171,501,000		ARS	860,548
senior note, 15.50%, 10/17/26	153,089,000		ARS	550,479
[a,c] Government of Argentina, FRN, 26.415%, (ARS Badlar + 2.00%), 4/03/22	5,808,000		ARS	52,513

				5,472,410

Australia 4.5%
[d] Government of Australia, senior note, 151, Reg S, 2.00%, 12/21/21	25,830,000		AUD	18,281,563

Brazil 1.6%
Letra Tesouro Nacional,
Strip, 7/01/21	25,274	[e]	BRL	4,541,594
Strip, 1/01/22	10,700	[e]	BRL	1,883,222

				6,424,816

Colombia 1.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	378,000,000		COP	103,317
senior bond, 4.375%, 3/21/23	57,000,000		COP	15,254
senior bond, 9.85%, 6/28/27	91,000,000		COP	30,607
Titulos de Tesoreria,
senior bond, B, 11.00%, 7/24/20	746,000,000		COP	199,464
senior bond, B, 7.00%, 5/04/22	11,196,000,000		COP	3,186,148
senior bond, B, 10.00%, 7/24/24	4,505,000,000		COP	1,476,799

				5,011,589

Ghana 1.1%
Government of Ghana,
24.75%, 3/01/21	180,000		GHS	32,644
16.25%, 5/17/21	1,510,000		GHS	259,391
24.50%, 6/21/21	50,000		GHS	9,179
24.75%, 7/19/21	280,000		GHS	51,553
18.75%, 1/24/22	2,910,000		GHS	510,089
17.60%, 11/28/22	80,000		GHS	13,701
19.75%, 3/25/24	2,910,000		GHS	512,904
19.00%, 11/02/26	8,740,000		GHS	1,400,811
senior bond, 19.75%, 3/15/32	8,740,000		GHS	1,412,225
senior note, 18.25%, 9/21/20	160,000		GHS	27,950
senior note, 16.50%, 3/22/21	360,000		GHS	62,158

				4,292,605

franklintempleton.com	Semiannual Report	15

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 2.1%
Government of India,
senior bond, 8.20%, 2/15/22	19,000,000		INR	$267,149
senior bond, 8.13%, 9/21/22	51,000,000		INR	731,346
senior bond, 9.15%, 11/14/24	82,200,000		INR	1,249,121
senior note, 8.79%, 11/08/21	110,000,000		INR	1,544,999
senior note, 8.15%, 6/11/22	82,000,000		INR	1,163,003
senior note, 6.84%, 12/19/22	12,000,000		INR	168,535
senior note, 7.16%, 5/20/23	19,100,000		INR	270,612
senior note, 8.83%, 11/25/23	156,700,000		INR	2,324,876
senior note, 7.68%, 12/15/23	43,400,000		INR	625,460

				8,345,101

Indonesia 1.1%
Government of Indonesia,
senior bond, FR39, 11.75%, 8/15/23	1,040,000,000		IDR	84,397
senior bond, FR40, 11.00%, 9/15/25	1,060,000,000		IDR	88,191
senior bond, FR44, 10.00%, 9/15/24	686,000,000		IDR	54,379
senior bond, FR70, 8.375%, 3/15/24	58,748,000,000		IDR	4,391,160

				4,618,127

Mexico 9.4%
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	958,380	[f]	MXN	4,238,836
senior bond, M, 6.50%, 6/09/22	1,190,180	[f]	MXN	5,357,516
senior bond, M, 6.75%, 3/09/23	2,663,980	[f]	MXN	12,197,126
senior bond, M, 8.00%, 12/07/23	1,139,320	[f]	MXN	5,467,318
senior note, M, 7.25%, 12/09/21	2,306,200	[f]	MXN	10,395,084

				37,655,880

Norway 4.1%
[d,g] Government of Norway,
144A, Reg S, 3.75%, 5/25/21	47,143,000		NOK	5,060,605
144A, Reg S, 2.00%, 5/24/23	44,234,000		NOK	4,836,670
144A, Reg S, 3.00%, 3/14/24	37,171,000		NOK	4,258,405
144A, Reg S, 1.75%, 3/13/25	12,526,000		NOK	1,390,277
144A, Reg S, 1.50%, 2/19/26	7,434,000		NOK	821,659

				16,367,616

Singapore 2.5%
Government of Singapore,
senior bond, 3.125%, 9/01/22	5,500,000		SGD	4,188,351
senior note, 2.00%, 7/01/20	8,447,000		SGD	6,061,498

				10,249,849

South Korea 21.4%
Korea Treasury Bond,
senior note, 1.75%, 12/10/20	22,939,000,000		KRW	19,226,222
senior note, 1.375%, 9/10/24	1,485,100,000		KRW	1,254,589
senior note, 1.875%, 6/10/26	18,495,000,000		KRW	15,995,468

16	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

		Principal Amount*		Value

Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Treasury Bond, (continued)
senior note, 1.375%, 12/10/29		59,376,400,000	KRW	$49,516,812

				85,993,091

Total Foreign Government and Agency Securities (Cost $230,467,387)				202,712,647

	Number of Contracts	Notional Amount#
Options Purchased 1.0%
Calls - Over-the-Counter
Currency Options 0.6%
AUD/JPY, Counterparty CITI, September Strike Price 79.45 JPY, Expires 9/11/20	1	2,778,000	AUD	5,440
AUD/JPY, Counterparty CITI, October Strike Price 77.95 JPY, Expires 10/22/20	1	5,551,000	AUD	35,448
AUD/JPY, Counterparty CITI, October Strike Price 79.00 JPY, Expires 10/29/20	1	2,290,000	AUD	10,634
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	1,247,000	AUD	1,076
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	4,990,000	AUD	12,151
AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/22/21	1	3,749,000	AUD	29,831
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	2,111,000	AUD	79,212
AUD/JPY, Counterparty CITI, April Strike Price 81.00 JPY, Expires 4/29/21	1	2,708,000	AUD	17,678
AUD/JPY, Counterparty CITI, June Strike Price 81.00 JPY, Expires 6/21/21	1	4,164,000	AUD	33,386
AUD/USD, Counterparty HSBK, January Strike Price $0.71, Expires 1/22/21	1	1,110,000	AUD	16,995
AUD/USD, Counterparty HSBK, February Strike Price $0.75, Expires 2/08/21	1	2,221,000	AUD	11,042
AUD/USD, Counterparty HSBK, February Strike Price $0.74, Expires 2/10/21	1	2,664,000	AUD	15,632
AUD/USD, Counterparty MSCO, October Strike Price $0.75, Expires 10/28/20	1	1,110,500	AUD	1,804
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	2,993,000	AUD	13,327
USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	10,683,000		13,674
USD/JPY, Counterparty CITI, February Strike Price 115.00 JPY, Expires 2/24/21	1	27,570,000		73,060
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	969,000		87,046
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	242,000		14,905
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	551,000		16,181
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	324,000		8,533
USD/MXN, Counterparty CITI, September Strike Price 31.04 MXN, Expires 9/03/20	1	946,000		614
USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	1,686,000		107,278
USD/MXN, Counterparty CITI, September Strike Price 27.34 MXN, Expires 9/24/20	1	5,268,000		22,047
USD/MXN, Counterparty CITI, November Strike Price 26.72 MXN, Expires 11/09/20	1	4,863,000		51,261
USD/MXN, Counterparty CITI, December Strike Price 23.97 MXN, Expires 12/07/20	1	3,658,000		126,984
USD/MXN, Counterparty CITI, February Strike Price 25.49 MXN, Expires 2/11/21	1	6,833,000		188,030
USD/MXN, Counterparty CITI, March Strike Price 24.62 MXN, Expires 3/24/21	1	1,759,000		71,224

franklintempleton.com	Semiannual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, April Strike Price 23.75 MXN, Expires 4/09/21	1	932,000		$51,588
USD/MXN, Counterparty CITI, April Strike Price 25.48 MXN, Expires 4/09/21	1	1,781,000		59,676
USD/MXN, Counterparty CITI, April Strike Price 27.45 MXN, Expires 4/28/21	1	5,549,000		121,984
USD/MXN, Counterparty CITI, June Strike Price 26.09 MXN, Expires 6/18/21	1	1,891,000		65,958
USD/MXN, Counterparty CITI, June Strike Price 24.81 MXN, Expires 6/30/21	1	2,838,000		147,411
USD/MXN, Counterparty CITI, December Strike Price 29.73 MXN, Expires 12/07/21	1	4,390,000		122,582
USD/MXN, Counterparty GSCO, July Strike Price 20.00 MXN, Expires 7/31/20	1	925,000		123,755
USD/MXN, Counterparty GSCO, July Strike Price 24.18 MXN, Expires 7/31/20	1	925,000		7,639
USD/MXN, Counterparty GSCO, March Strike Price 20.62 MXN, Expires 3/03/21	1	606,000		81,812
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	578,000		46,736
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	1,750,000		165,354
USD/MXN, Counterparty JPHQ, September Strike Price 23.25 MXN, Expires 9/22/20	1	2,353,000		75,105
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	3,609,000		245,463
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	2,648,000		130,223
USD/MXN, Counterparty MSCO, September Strike Price 22.82 MXN, Expires 9/02/20	1	1,952,000		70,641
USD/MXN, Counterparty MSCO, September Strike Price 25.02 MXN, Expires 9/02/20	1	649,000		5,871
USD/MXN, Counterparty MSCO, March Strike Price 28.75 MXN, Expires 3/30/21	1	3,916,000		56,477

				2,642,768

Puts - Over-the-Counter
Currency Options 0.4%
AUD/JPY, Counterparty CITI, October Strike Price 67.10 JPY, Expires 10/29/20	1	6,108,000	AUD	31,263
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	624,000	AUD	3,449
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	374,000	AUD	3,120
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	2,495,000	AUD	15,962
AUD/JPY, Counterparty CITI, March Strike Price 68.50 JPY, Expires 3/24/21	1	2,499,000	AUD	34,100
AUD/JPY, Counterparty CITI, April Strike Price 71.00 JPY, Expires 4/29/21	1	7,222,000	AUD	151,135
AUD/JPY, Counterparty CITI, June Strike Price 58.95 JPY, Expires 6/21/21	1	5,552,000	AUD	36,700
AUD/JPY, Counterparty CITI, June Strike Price 71.44 JPY, Expires 6/21/21	1	5,552,000	AUD	137,827
AUD/JPY, Counterparty CITI, June Strike Price 69.20 JPY, Expires 6/24/21	1	4,441,000	AUD	86,425
AUD/USD, Counterparty HSBK, March Strike Price $0.64, Expires 3/22/21	1	2,942,000	AUD	31,751
AUD/USD, Counterparty HSBK, October Strike Price $0.63, Expires 10/27/20	1	2,221,000	AUD	7,453
AUD/USD, Counterparty HSBK, January Strike Price $0.61, Expires 1/22/21	1	3,442,000	AUD	17,382
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/08/21	1	4,442,000	AUD	53,355
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/10/21	1	5,329,000	AUD	56,839
AUD/USD, Counterparty MSCO, October Strike Price $0.67, Expires 10/28/20	1	2,221,000	AUD	22,079
AUD/USD, Counterparty MSCO, November Strike Price $0.65, Expires 11/19/20	1	4,712,000	AUD	33,033
AUD/USD, Counterparty MSCO, December Strike Price $0.65, Expires 12/18/20	1	4,025,000	AUD	37,796
USD/JPY, Counterparty CITI, September Strike Price 100.70 JPY, Expires 9/16/20	1	19,299,000		22,059
USD/JPY, Counterparty CITI, September Strike Price 106.75 JPY, Expires 9/22/20	1	21,367,000		176,363

18	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/JPY, Counterparty CITI, October Strike Price 103.60 JPY, Expires 10/29/20	1	13,785,000		$70,303
USD/JPY, Counterparty CITI, February Strike Price 105.70 JPY, Expires 2/24/21	1	13,785,000		243,236
USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	1,892,000		329
USD/MXN, Counterparty CITI, September Strike Price 21.33 MXN, Expires 9/03/20	1	2,837,000		9,947
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	6,087,000		13,811
USD/MXN, Counterparty CITI, November Strike Price 22.45 MXN, Expires 11/09/20	1	2,431,000		48,992
USD/MXN, Counterparty CITI, February Strike Price 20.88 MXN, Expires 2/11/21	1	3,417,000		24,958
USD/MXN, Counterparty CITI, March Strike Price 20.66 MXN, Expires 3/24/21	1	1,464,000		10,064
USD/MXN, Counterparty CITI, April Strike Price 21.20 MXN, Expires 4/09/21	1	1,944,000		21,598
USD/MXN, Counterparty GSCO, July Strike Price 20.83 MXN, Expires 7/31/20	1	1,850,000		1,203
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	829,000		4,325
USD/MXN, Counterparty GSCO, August Strike Price 20.30 MXN, Expires 8/31/20	1	694,000		534
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	649,000		9,019
USD/MXN, Counterparty GSCO, September Strike Price 23.73 MXN, Expires 9/30/20	1	1,850,000		80,308
USD/MXN, Counterparty GSCO, March Strike Price 18.65 MXN, Expires 3/03/21	1	606,000		662
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	578,000		20,192
USD/MXN, Counterparty MSCO, September Strike Price 20.11 MXN, Expires 9/02/20	1	1,952,000		1,245
USD/MXN, Counterparty MSCO, September Strike Price 20.64 MXN, Expires 9/10/20	1	1,135,000		1,785
USD/MXN, Counterparty MSCO, September Strike Price 20.13 MXN, Expires 9/22/20	1	3,499,000		3,349
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	1,069,000		17,354

				1,541,305

Total Options Purchased (Cost $5,332,477)				4,184,073

Total Investments before Short Term Investments (Cost $235,799,864)				206,896,720

		Principal Amount*

Short Term Investments 41.2%

Foreign Government and Agency Securities 14.7%
Argentina 0.2%
[a,b] Argentina Treasury Bond BONCER, Index Linked, 1.10%, 4/17/21		33,735,000	ARS	328,382
[a,b] Letras de la Nacion Argentina con Ajuste por CER, Index Linked, 0.00%, 12/04/20		44,951,500	ARS	442,492

				770,874

franklintempleton.com	Semiannual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

		Principal Amount*			Value

Short Term Investments (continued)

Foreign Government and Agency Securities (continued)
Brazil 5.8%
Letra Tesouro Nacional,
Strip, 7/01/20		64,738	[e]	BRL	$11,906,390
Strip, 10/01/20		61,300	[e]	BRL	11,215,877
Nota do Tesouro Nacional, 10.00%, 1/01/21		1,269	[e]	BRL	242,302

					23,364,569

Japan 5.1%
[h] Japan Treasury Discount Bill,
7/10/20 - 10/12/20		1,117,400,000		JPY	10,351,589
11/25/20		1,082,000,000		JPY	10,028,765

					20,380,354

Mexico 1.6%
[h] Mexico Treasury Bill, 7/16/20 - 2/25/21		15,188,980	[i]	MXN	6,486,569

Norway 0.1%
[d,g,h] Norway Treasury Bill, 144A, Reg S, 9/16/20		4,049,000		NOK	420,523

Singapore 1.9%
Government of Singapore, senior bond, 3.25%, 9/01/20		10,765,000		SGD	7,763,044

Total Foreign Government and Agency Securities (Cost $60,903,929)					59,185,933

Total Investments before Money Market Funds (Cost $296,703,793)					266,082,653

		Shares

Money Market Funds (Cost $106,330,086) 26.5%
United States 26.5%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		106,330,086			106,330,086

Total Investments (Cost $403,033,879) 92.6%					372,412,739
Options Written (1.0)%					(4,031,928)
Other Assets, less Liabilities 8.4%					33,715,334

Net Assets 100.0%					$402,096,145

	Number of Contracts	Notional Amount#
[l] Options Written (1.0)%
Calls - Over-the-Counter
Currency Options (0.6)%
AUD/JPY, Counterparty CITI, September Strike Price 75.80 JPY, Expires 9/11/20	1	2,778,000		AUD	(27,361)
AUD/JPY, Counterparty CITI, October Strike Price 71.60 JPY, Expires 10/29/20	1	4,581,000		AUD	(172,973)
AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	4,990,000		AUD	(87,145)
AUD/JPY, Counterparty CITI, January Strike Price 76.00 JPY, Expires 1/22/21	1	3,749,000		AUD	(66,525)
AUD/JPY, Counterparty CITI, January Strike Price 76.95 JPY, Expires 1/22/21	1	4,441,000		AUD	(62,153)

20	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

[l] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, April Strike Price 71.75 JPY, Expires 4/29/21	1	5,416,000	AUD	$ (242,145)
AUD/JPY, Counterparty CITI, June Strike Price 78.00 JPY, Expires 6/21/21	1	4,164,000	AUD	(65,442)
AUD/USD, Counterparty HSBK, October Strike Price $0.67, Expires 10/27/20	1	3,331,000	AUD	(106,866)
AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	1,663,000	AUD	(13,847)
AUD/USD, Counterparty HSBK, January Strike Price $0.67, Expires 1/22/21	1	3,442,000	AUD	(115,640)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/08/21	1	2,221,000	AUD	(50,942)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/10/21	1	2,664,000	AUD	(69,775)
AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	2,772,000	AUD	(9,669)
AUD/USD, Counterparty MSCO, August Strike Price $0.69, Expires 8/12/20	1	2,062,000	AUD	(17,059)
AUD/USD, Counterparty MSCO, August Strike Price $0.70, Expires 8/12/20	1	1,438,000	AUD	(11,563)
AUD/USD, Counterparty MSCO, October Strike Price $0.72, Expires 10/28/20	1	1,110,500	AUD	(6,404)
AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	5,986,000	AUD	(54,797)
USD/JPY, Counterparty CITI, September Strike Price 107.50 JPY, Expires 9/16/20	1	11,029,000		(148,020)
USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	21,367,000		(168,457)
USD/JPY, Counterparty CITI, February Strike Price 110.50 JPY, Expires 2/24/21	1	27,570,000		(285,350)
USD/MXN, Counterparty CITI, November Strike Price 31.74 MXN, Expires 11/09/20	1	2,431,000		(6,571)
USD/MXN, Counterparty CITI, December Strike Price 23.46 MXN, Expires 12/07/20	1	1,219,000		(51,992)
USD/MXN, Counterparty CITI, December Strike Price 25.43 MXN, Expires 12/07/20	1	1,219,000		(24,263)
USD/MXN, Counterparty CITI, February Strike Price 29.11 MXN, Expires 2/11/21	1	5,125,000		(55,406)
USD/MXN, Counterparty CITI, March Strike Price 25.87 MXN, Expires 3/24/21	1	1,419,000		(40,136)
USD/MXN, Counterparty CITI, March Strike Price 31.07 MXN, Expires 3/24/21	1	704,000		(6,123)
USD/MXN, Counterparty CITI, April Strike Price 27.24 MXN, Expires 4/09/21	1	1,781,000		(38,124)
USD/MXN, Counterparty CITI, June Strike Price 28.24 MXN, Expires 6/18/21	1	1,891,000		(41,424)
USD/MXN, Counterparty CITI, June Strike Price 28.40 MXN, Expires 6/30/21	1	1,892,000		(43,497)
USD/MXN, Counterparty CITI, December Strike Price 27.93 MXN, Expires 12/07/21	1	1,463,000		(54,849)
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	829,000		(42,379)
USD/MXN, Counterparty GSCO, July Strike Price 22.94 MXN, Expires 7/31/20	1	925,000		(23,124)
USD/MXN, Counterparty GSCO, July Strike Price 23.32 MXN, Expires 7/31/20	1	925,000		(16,620)
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	649,000		(29,261)
USD/MXN, Counterparty GSCO, August Strike Price 24.62 MXN, Expires 8/31/20	1	694,000		(7,687)
USD/MXN, Counterparty GSCO, June Strike Price 30.36 MXN, Expires 6/09/21	1	578,000		(8,286)
USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	1,750,000		(70,810)
USD/MXN, Counterparty JPHQ, September Strike Price 24.90 MXN, Expires 9/22/20	1	1,177,000		(15,019)
USD/MXN, Counterparty MSCO, September Strike Price 23.31 MXN, Expires 9/02/20	1	1,952,000		(51,642)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	378,000		(17,905)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	1,069,000		(52,997)

franklintempleton.com	Semiannual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Number of Contracts	Notional Amount#		Value

[l] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, March Strike Price 34.23 MXN, Expires 3/30/21	1	2,611,000		$(14,149)

				(2,494,397)

Puts - Over-the-Counter
Currency Options (0.4)%
AUD/JPY, Counterparty CITI, October Strike Price 62.80 JPY, Expires 10/29/20	1	3,054,000	AUD	(7,500)
AUD/JPY, Counterparty CITI, April Strike Price 66.00 JPY, Expires 4/29/21	1	3,611,000	AUD	(41,886)
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	2,111,000	AUD	(55,867)
AUD/JPY, Counterparty CITI, June Strike Price 64.86 JPY, Expires 6/21/21	1	8,328,000	AUD	(100,624)
AUD/USD, Counterparty HSBK, January Strike Price $0.52, Expires 1/22/21	1	1,666,000	AUD	(1,616)
AUD/USD, Counterparty HSBK, January Strike Price $0.63, Expires 1/27/21	1	1,469,000	AUD	(9,597)
AUD/USD, Counterparty HSBK, March Strike Price $0.59, Expires 3/22/21	1	1,194,000	AUD	(4,733)
AUD/USD, Counterparty MSCO, August Strike Price $0.63, Expires 8/12/20	1	1,473,000	AUD	(1,139)
AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	1,178,000	AUD	(1,338)
AUD/USD, Counterparty MSCO, August Strike Price $0.68, Expires 8/12/20	1	1,444,000	AUD	(8,642)
USD/JPY, Counterparty CITI, September Strike Price 89.80 JPY, Expires 9/16/20	1	9,650,000		(994)
USD/JPY, Counterparty CITI, September Strike Price 102.25 JPY, Expires 9/22/20	1	10,683,000		(21,505)
USD/JPY, Counterparty CITI, October Strike Price 106.00 JPY, Expires 10/29/20	1	13,785,000		(128,063)
USD/MXN, Counterparty CITI, July Strike Price 23.10 MXN, Expires 7/30/20	1	694,000		(14,632)
USD/MXN, Counterparty CITI, September Strike Price 22.93 MXN, Expires 9/03/20	1	1,891,000		(43,622)
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	551,000		(16,181)
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	324,000		(10,659)
USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	1,686,000		(13,437)
USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	3,044,000		(2,466)
USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	3,044,000		(44,698)
USD/MXN, Counterparty CITI, September Strike Price 24.20 MXN, Expires 9/24/20	1	1,464,000		(87,833)
USD/MXN, Counterparty CITI, November Strike Price 23.88 MXN, Expires 11/09/20	1	4,863,000		(260,098)
USD/MXN, Counterparty CITI, February Strike Price 22.92 MXN, Expires 2/11/21	1	5,125,000		(172,748)
USD/MXN, Counterparty CITI, April Strike Price 22.71 MXN, Expires 4/09/21	1	1,944,000		(60,896)
USD/MXN, Counterparty CITI, April Strike Price 23.02 MXN, Expires 4/28/21	1	2,774,000		(105,315)
USD/MXN, Counterparty CITI, June Strike Price 20.24 MXN, Expires 6/30/21	1	946,000		(5,915)
USD/MXN, Counterparty GSCO, August Strike Price 21.54 MXN, Expires 8/31/20	1	694,000		(3,072)
USD/MXN, Counterparty GSCO, September Strike Price 22.40 MXN, Expires 9/30/20	1	3,700,000		(53,206)
USD/MXN, Counterparty GSCO, March Strike Price 19.80 MXN, Expires 3/03/21	1	606,000		(1,834)
USD/MXN, Counterparty GSCO, June Strike Price 19.61 MXN, Expires 6/09/21	1	578,000		(2,240)
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	3,609,000		(69,412)

22	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Number of Contracts	Notional Amount#	Value

[l] Options Written (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires
12/23/20	1	2,648,000	$(103,505)
USD/MXN, Counterparty MSCO, September Strike Price 21.23 MXN, Expires 9/02/20	1	1,506,000	(4,553)
USD/MXN, Counterparty MSCO, September Strike Price 21.50 MXN, Expires 9/10/20	1	1,135,000	(5,492)
USD/MXN, Counterparty MSCO, September Strike Price 21.68 MXN, Expires 9/22/20	1	3,499,000	(23,856)
USD/MXN, Counterparty MSCO, March Strike Price 23.03 MXN, Expires 3/30/21	1	1,305,000	(48,357)

			(1,537,531)

Total Options Written (Premiums received $3,818,962)			(4,031,928)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 13 regarding fair value measurements.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cThe coupon rate shown represents the rate at period end.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $35,069,702, representing 8.7% of net assets.

ePrincipal amount is stated in 1,000 Brazilian Real Units.

fPrincipal amount is stated in 100 Mexican Peso Units.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $16,788,139, representing 4.2% of net assets.

hThe security was issued on a discount basis with no stated coupon rate.

iPrincipal amount is stated in 10 Mexican Peso Units.

jSee Note 3(f) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

lSee Note 1(c) regarding written options.

franklintempleton.com	Semiannual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	CITI	Buy	15,998,653	2,951,236		7/02/20	$—	$(8,844)
Brazilian Real	CITI	Sell	6,732,953	1,162,592		7/02/20	—	(75,699)
Brazilian Real	CITI	Sell	9,265,700	1,786,745		7/02/20	82,643	—
Brazilian Real	HSBK	Buy	9,664,500	1,771,677		7/02/20	5,770	—
Brazilian Real	HSBK	Sell	9,664,500	1,907,409		7/02/20	129,962	—
Brazilian Real	JPHQ	Buy	21,107,900	3,890,140		7/02/20	—	(8,080)
Brazilian Real	JPHQ	Sell	21,107,900	4,161,013		7/02/20	278,952	—
Norwegian Krone	JPHQ	Buy	74,475,000	6,468,089	EUR	7/02/20	472,811	—
Norwegian Krone	JPHQ	Sell	74,475,000	6,832,443	EUR	7/02/20	—	(63,475)
Euro	JPHQ	Buy	4,307,285	520,358,793	JPY	7/03/20	19,717	—
Euro	JPHQ	Sell	4,307,285	504,947,327	JPY	7/03/20	—	(162,454)
Brazilian Real	JPHQ	Sell	21,107,900	3,888,635		7/09/20	7,807	—
Euro	BOFA	Sell	926,408	1,047,899		7/10/20	6,916	—
Australian Dollar	BNDP	Sell	5,500,000	412,500,000	JPY	7/13/20	25,453	—
Australian Dollar	HSBK	Sell	1,739,995	130,604,024	JPY	7/13/20	9,019	—
Australian Dollar	JPHQ	Sell	2,655,089	199,737,048	JPY	7/13/20	17,895	—
Australian Dollar	JPHQ	Sell	2,990,000	223,273,765	JPY	7/14/20	4,799	—
Brazilian Real	CITI	Sell	15,998,653	2,949,659		7/15/20	9,000	—
Brazilian Real	HSBK	Sell	9,664,500	1,770,833		7/15/20	—	(5,566)
Swedish Krona	DBAB	Buy	58,614,000	5,469,273	EUR	7/15/20	144,277	—
Euro	SCNY	Buy	327,000	369,316		7/16/20	—	(1,820)
Euro	SCNY	Sell	327,000	367,442		7/16/20	—	(54)
Euro	UBSW	Buy	140,305	158,148		7/23/20	—	(440)
Euro	UBSW	Sell	140,305	159,309		7/23/20	1,601	—
South Korean Won	DBAB	Buy	7,261,000,000	6,042,273		7/28/20	12,213	—
South Korean Won	DBAB	Sell	56,786,667,500	48,994,148		7/28/20	1,643,357	—
Brazilian Real	DBAB	Buy	8,737,100	1,406,035	EUR	7/29/20	24,251	—
Euro	CITI	Sell	4,899,629	577,188,252	JPY	7/31/20	—	(160,662)
Brazilian Real	CITI	Sell	6,743,649	1,162,592		8/04/20	—	(75,826)
Brazilian Real	HSBK	Sell	4,147,900	790,769		8/04/20	29,040	—
Brazilian Real	HSBK	Sell	8,508,849	1,490,897		8/04/20	—	(71,685)
Brazilian Real	JPHQ	Sell	31,269,000	6,252,549		8/04/20	510,244	—
Euro	CITI	Buy	442,000	500,037		8/05/20	—	(3,063)
Euro	CITI	Sell	442,000	480,237		8/05/20	—	(16,736)
Swiss Franc	UBSW	Buy	1,385,634	1,317,049	EUR	8/10/20	—	(16,688)
Swiss Franc	UBSW	Buy	5,542,536	5,116,618	EUR	8/10/20	103,694	—
Swiss Franc	GSCO	Buy	5,439,464	5,030,656	EUR	8/12/20	91,527	—
Swedish Krona	DBAB	Buy	58,614,000	5,524,352	EUR	8/13/20	80,463	—
Swiss Franc	GSCO	Buy	2,719,732	2,588,126	EUR	8/13/20	—	(36,079)
Euro	HSBK	Buy	152,000	171,921		8/14/20	—	(983)
Euro	HSBK	Sell	152,000	165,625		8/14/20	—	(5,313)
Australian Dollar	JPHQ	Sell	5,362,214	385,471,001	JPY	8/21/20	—	(128,917)
Australian Dollar	CITI	Sell	8,946,293	634,995,766	JPY	8/24/20	—	(290,181)
Euro	HSBK	Sell	6,547,302	773,363,098	JPY	8/24/20	—	(197,135)
Euro	SCNY	Buy	388,000	438,995		8/24/20	—	(2,559)

24	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterpartya	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	SCNY	Sell	388,000	424,358		8/24/20	$—	$(12,078)
Euro	HSBK	Sell	3,273,651	396,884,374	JPY	8/25/20	—	(4,042)
Australian Dollar	CITI	Sell	5,119,797	362,988,520	JPY	8/26/20	—	(169,777)
Indian Rupee	HSBK	Sell	154,100,000	2,009,598		8/26/20	—	(17,807)
Indian Rupee	SCNY	Buy	127,703,000	1,677,213		8/27/20	2,714	—
Indian Rupee	SCNY	Sell	127,703,000	1,748,937		8/27/20	69,010	—
Japanese Yen	JPHQ	Buy	278,396,100	2,541,792		8/27/20	38,466	—
Japanese Yen	JPHQ	Sell	85,791,020	788,937		8/27/20	—	(6,199)
Indian Rupee	SCNY	Sell	153,361,000	2,091,068		8/28/20	73,837	—
Euro	CITI	Buy	2,023,992	2,290,210		8/31/20	—	(13,204)
Euro	CITI	Sell	2,023,992	2,226,468		8/31/20	—	(50,538)
Euro	GSCO	Buy	1,123,793	1,272,274		8/31/20	—	(7,999)
Euro	GSCO	Sell	1,123,793	1,238,442		8/31/20	—	(25,833)
Japanese Yen	CITI	Buy	374,523,000	3,623,847		8/31/20	—	(152,453)
Japanese Yen	CITI	Sell	374,523,000	3,554,445		8/31/20	83,050	—
Brazilian Real	CITI	Sell	10,030,000	1,789,154		9/02/20	—	(50,533)
Brazilian Real	CITI	Sell	10,876,827	2,033,736		9/02/20	38,726	—
Brazilian Real	HSBK	Sell	10,572,641	1,816,796		9/02/20	—	(122,421)
Indian Rupee	SCNY	Sell	319,050,200	4,156,139		9/03/20	—	(37,576)
Euro	CITI	Buy	2,047,790	2,318,438		9/08/20	—	(14,229)
Euro	CITI	Sell	2,047,790	2,296,576		9/08/20	—	(7,633)
Euro	SCNY	Buy	337,841	382,404		9/08/20	—	(2,261)
Euro	SCNY	Sell	337,841	379,872		9/08/20	—	(273)
Japanese Yen	JPHQ	Buy	206,531,830	1,938,401		9/08/20	—	(23,827)
Singapore Dollar	HSBK	Buy	1,260,000	904,614		9/08/20	—	(275)
Singapore Dollar	HSBK	Buy	5,860,000	4,045,564		9/08/20	160,328	—
Singapore Dollar	HSBK	Sell	8,737,000	6,300,388		9/08/20	29,589	—
South Korean Won	HSBK	Sell	13,355,000,000	11,283,849		9/08/20	147,011	—
Euro	DBAB	Sell	3,493,967	3,937,595		9/09/20	6,032	—
Australian Dollar	CITI	Sell	10,100,000	772,902,500	JPY	9/10/20	193,324	—
Singapore Dollar	SCNY	Sell	18,025,000	13,012,280		9/10/20	75,089	—
Australian Dollar	HSBK	Sell	1,740,005	130,474,274	JPY	9/11/20	8,484	—
Australian Dollar	HSBK	Sell	2,290,000	155,154,370	JPY	9/14/20	—	(142,299)
Australian Dollar	JPHQ	Sell	2,654,911	199,515,221	JPY	9/14/20	17,083	—
Australian Dollar	JPHQ	Sell	2,710,000	183,987,455	JPY	9/14/20	—	(164,903)
Swedish Krona	DBAB	Buy	29,307,000	2,793,910	EUR	9/15/20	3,489	—
Australian Dollar	HSBK	Sell	23,430,000	1,728,887,985	JPY	9/16/20	—	(144,147)
Swedish Krona	DBAB	Buy	29,307,000	2,789,615	EUR	9/16/20	8,289	—
Australian Dollar	HSBK	Sell	1,160,000	84,606,920	JPY	9/17/20	—	(16,292)
Norwegian Krone	JPHQ	Buy	34,037,400	3,772,573		9/21/20	—	(234,338)
Norwegian Krone	JPHQ	Sell	34,037,400	3,252,747		9/21/20	—	(285,488)
South Korean Won	CITI	Sell	955,000,000	791,054		9/22/20	—	(5,627)
Euro	GSCO	Buy	276,962	313,470		9/23/20	—	(1,719)
Euro	GSCO	Sell	276,962	299,839		9/23/20	—	(11,912)
Japanese Yen	JPHQ	Buy	579,491,590	5,392,093		9/23/20	—	(18,756)
Euro	HSBK	Sell	3,273,736	394,609,623	JPY	9/25/20	—	(25,980)

franklintempleton.com	Semiannual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	CITI	Sell	9,099,250	1,088,719,921	JPY	9/30/20	$—	$(147,466)
Norwegian Krone	JPHQ	Buy	74,475,000	6,821,236	EUR	10/01/20	62,479	—
Brazilian Real	HSBK	Sell	9,625,600	1,805,590		10/02/20	41,919	—
Brazilian Real	JPHQ	Sell	11,204,100	2,148,231		10/02/20	95,336	—
Euro	JPHQ	Sell	4,307,285	520,745,157	JPY	10/02/20	—	(19,938)
Norwegian Krone	JPHQ	Buy	74,475,000	6,452,706	EUR	10/02/20	477,211	—
Euro	GSCO	Sell	724,793	810,985		10/05/20	—	(5,102)
Mexican Peso	CITI	Sell	19,127,000	749,520		10/08/20	—	(72,008)
Mexican Peso	CITI	Sell	19,626,000	952,404		10/08/20	109,443	—
Mexican Peso	CITI	Sell	14,740,000	714,268		10/09/20	81,243	—
Euro	HSBK	Sell	5,247,292	5,896,592		10/13/20	—	(12,949)
Mexican Peso	CITI	Sell	49,145,000	2,376,658		10/13/20	267,076	—
Mexican Peso	CITI	Sell	72,338,000	3,510,906		10/15/20	406,487	—
Euro	BOFA	Sell	473,307	535,688		10/16/20	2,603	—
Euro	HSBK	Sell	396,000	447,985		10/16/20	1,970	—
Mexican Peso	CITI	Sell	66,237,000	3,244,415		10/16/20	402,162	—
Japanese Yen	JPHQ	Buy	150,402,430	1,402,321		10/23/20	—	(6,758)
Euro	DBAB	Sell	922,000	1,049,623		10/26/20	10,887	—
Euro	DBAB	Sell	3,104,068	3,378,220		10/30/20	—	(119,246)
Euro	GSCO	Sell	1,005,086	1,093,735		10/30/20	—	(38,732)
Euro	HSBK	Sell	810,000	881,337		10/30/20	—	(31,320)
Japanese Yen	CITI	Buy	266,126,714	2,487,933		10/30/20	—	(18,166)
Japanese Yen	JPHQ	Buy	494,000,000	4,632,452		10/30/20	—	(47,926)
Brazilian Real	CITI	Sell	20,063,500	3,659,456		11/04/20	—	(12,799)
Swiss Franc	UBSW	Buy	1,385,634	1,318,139	EUR	11/09/20	—	(16,845)
Swiss Franc	UBSW	Buy	2,771,268	2,528,160	EUR	11/09/20	88,164	—
Swiss Franc	GSCO	Buy	2,719,732	2,481,960	EUR	11/12/20	85,692	—
Australian Dollar	DBAB	Sell	28,210,000	18,226,481		11/19/20	—	(1,245,858)
Singapore Dollar	SCNY	Sell	5,904,297	4,146,218		11/19/20	—	(92,928)
South Korean Won	DBAB	Sell	19,729,690,000	16,083,549		11/19/20	—	(388,983)
South Korean Won	SCNY	Sell	19,373,000,000	15,794,065		11/19/20	—	(380,663)
Euro	BOFA	Sell	989,468	1,077,006		11/20/20	—	(38,510)
Euro	BOFA	Sell	781,000	858,405		11/23/20	—	(22,159)
Euro	CITI	Sell	48,798	53,649		11/23/20	—	(1,370)
Euro	GSCO	Sell	88,914	97,594		11/23/20	—	(2,654)
Australian Dollar	JPHQ	Sell	1,787,405	130,985,298	JPY	11/24/20	—	(17,448)
Euro	HSBK	Sell	3,273,651	386,673,856	JPY	11/24/20	—	(100,441)
Euro	MSCO	Sell	807,000	883,036		11/27/20	—	(26,944)
Mexican Peso	SANT	Sell	163,836,511	7,390,010		12/11/20	406,250	—
Japanese Yen	MSCO	Buy	1,918,000,000	18,129,573		12/18/20	—	(308,792)

26	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	CITI	Sell	65,586,000	2,912,370	3/11/21	$145,904	$—

Total Forward Exchange Contracts						$7,350,758	$(6,278,683)

Net unrealized appreciation (depreciation)						$1,072,075

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 46.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton International Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$296,703,793
Cost - Non-controlled affiliates (Note 3f)	106,330,086

Value - Unaffiliated issuers	$266,082,653
Value - Non-controlled affiliates (Note 3f)	106,330,086
Restricted cash for OTC derivative contracts (Note 1d)	1,710,000
Restricted currency, at value (cost $10,228) (Note 1e)	11,030
Foreign currency, at value (cost $377,892)	396,126
Receivables:
Investment securities sold	31,189,971
Capital shares sold	556,666
Interest	1,436,675
Deposits with brokers for:
OTC derivative contracts	930,000
Unrealized appreciation on OTC forward exchange contracts	7,350,758
Other assets	357

Total assets	415,994,322

Liabilities:
Payables:
Investment securities purchased	797,746
Capital shares redeemed	503,712
Management fees	168,812
Distribution fees	7,677
Transfer agent fees	197,617
Deposits from brokers for:
OTC derivative contracts	1,710,000
Options written, at value (premiums received $3,818,962)	4,031,928
Unrealized depreciation on OTC forward exchange contracts	6,278,683
Deferred tax	46,011
Accrued expenses and other liabilities	155,991

Total liabilities	13,898,177

Net assets, at value	$402,096,145

Net assets consist of:
Paid-in capital	$468,738,499
Total distributable earnings (losses)	(66,642,354)

Net assets, at value	$402,096,145

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Templeton International Bond Fund

Class A:
Net assets, at value	$22,788,056

Shares outstanding	2,492,659

Net asset value per share[a]	$9.14

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.50

Class C:
Net assets, at value	$4,981,295

Shares outstanding	544,189

Net asset value and maximum offering price per share[a]	$9.15

Class R:
Net assets, at value	$208,044

Shares outstanding	22,771

Net asset value and maximum offering price per share	$9.14

Class R6:
Net assets, at value	$1,243,774

Shares outstanding	135,941

Net asset value and maximum offering price per share	$9.15

Advisor Class:
Net assets, at value	$372,874,976

Shares outstanding	40,743,789

Net asset value and maximum offering price per share	$9.15

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton International Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$327,203
Interest:(net of foreign taxes)~
Unaffiliated issuers	6,704,236

Total investment income	7,031,439

Expenses:
Management fees (Note 3a)	1,391,020
Distribution fees: (Note 3c)
Class A	34,888
Class C	18,625
Class R	557
Transfer agent fees: (Note 3e)
Class A	22,856
Class C	4,720
Class R	183
Class R6	3,445
Advisor Class	309,643
Custodian fees (Note 4)	69,270
Reports to shareholders	21,080
Registration and filing fees	44,783
Professional fees	42,403
Trustees’ fees and expenses	4,121
Other	17,193

Total expenses	1,984,787
Expense reductions (Note 4)	(33,570)
Expenses waived/paid by affiliates (Note 3f and 3g)	(390,685)

Net expenses	1,560,532

Net investment income.	5,470,907

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(17,990,427)
Written options	(813,694)
Foreign currency transactions	(1,599,723)
Forward exchange contracts	(521,359)
Swap contracts.	(8,577,292)

Net realized gain (loss)	(29,502,495)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(6,624,309)
Translation of other assets and liabilities denominated in foreign currencies	(183,184)
Forward exchange contracts	7,811,899
Written options	(898,199)
Swap contracts	2,292,168
Change in deferred taxes on unrealized appreciation	195,550

Net change in unrealized appreciation (depreciation)	2,593,925

Net realized and unrealized gain (loss)	(26,908,570)

Net increase (decrease) in net assets resulting from operations	$(21,437,663)

~Foreign taxes withheld on interest	$179,913
#Net of foreign taxes	$239,954

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Bond Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$5,470,907	$18,323,401
Net realized gain (loss)	(29,502,495)	3,247,377
Net change in unrealized appreciation (depreciation)	2,593,925	(12,425,122)

Net increase (decrease) in net assets resulting from operations	(21,437,663)	9,145,656

Distributions to shareholders:
Class A	(374,189)	(1,893,755)
Class C	(65,811)	(401,102)
Class R	(2,743)	(20,808)
Class R6	(31,983)	(84,671)
Advisor Class	(5,521,847)	(21,779,436)

Total distributions to shareholders	(5,996,573)	(24,179,772)

Capital share transactions: (Note 2)
Class A	(14,982,317)	1,809,627
Class C	(1,326,795)	(1,686,642)
Class R	(29,629)	(32,661)
Class R6	(2,516,244)	3,013,566
Advisor Class	4,153,721	61,144,821

Total capital share transactions	(14,701,264)	64,248,711

Net increase (decrease) in net assets	(42,135,500)	49,214,595
Net assets:
Beginning of period	444,231,645	395,017,050

End of period	$402,096,145	$444,231,645

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton International Bond Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

32	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two

franklintempleton.com	Semiannual Report	33

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d.  Restricted Cash

At June 30, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Restricted Currency

At June 30, 2020, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are

34	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	194,027	$1,830,322	2,401,277	$24,053,424
Shares issued in reinvestment of distributions	37,982	362,207	183,501	1,837,264
Shares redeemed	(1,785,393)	(17,174,846)	(2,369,156)	(24,081,061)

Net increase (decrease)	(1,553,384)	$(14,982,317)	215,622	$1,809,627

Class C Shares:
Shares sold	30,486	$293,310	142,908	$1,442,085
Shares issued in reinvestment of distributions	5,968	57,012	35,410	356,950
Shares redeemed[a]	(176,718)	(1,677,117)	(346,045)	(3,485,677)

Net increase (decrease)	(140,264)	$(1,326,795)	(167,727)	$(1,686,642)

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	June 30, 2020		December 31, 2019

	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	5,995	$56,489	56,260	$574,591
Shares issued in reinvestment of distributions	288	2,743	2,059	20,808
Shares redeemed	(9,492)	(88,861)	(61,947)	(628,060)

Net increase (decrease)	(3,209)	$(29,629)	(3,628)	$(32,661)

Class R6 Shares:
Shares sold	38,915	$366,338	374,336	$3,678,772
Shares issued in reinvestment of distributions	2,761	26,434	7,370	73,446
Shares redeemed	(302,542)	(2,909,016)	(73,935)	(738,652)

Net increase (decrease)	(260,866)	$(2,516,244)	307,771	$3,013,566

Advisor Class Shares:
Shares sold	6,379,567	$59,982,069	16,844,801	$169,081,917
Shares issued in reinvestment of distributions	518,620	4,934,267	1,928,208	19,357,439
Shares redeemed	(6,430,662)	(60,762,615)	(12,600,100)	(127,294,535)

Net increase (decrease)	467,525	$4,153,721	6,172,909	$61,144,821

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.674% of the Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	0.65%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$205
CDSC retained	$79

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2020, the Fund paid transfer agent fees of $340,847, of which $75,973 was retained by Investor Services.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

3. Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$118,942,853	$125,691,511	$(138,304,278)	$ —	$ —	$106,330,086	106,330,086	$327,203

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.74% based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2020, the expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.59% based on the average net assets of the class.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Long term	$5,527,212

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $2,827,422.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$404,238,201

Unrealized appreciation	$19,757,233
Unrealized depreciation	(46,904,625)
Net unrealized appreciation (depreciation)	$(27,147,392)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and tax straddles.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $131,564,114 and $169,599,936, respectively.

7.  Shareholder Concentrations

The Fund has a concentration of a shareholder holding a significant percentage of shares outstanding. Investment activities of the shareholder could have a material impact on the Fund. At June 30, 2020, there was one unaffiliated shareholder holding 48.5% of the Fund’s outstanding shares.

8.  Credit Risk

At June 30, 2020, the Fund had 10.8% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9.  Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At June 30, 2020, the Fund had 1.6% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

10.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

11.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$4,184,073	[a]	Options written, at value	$4,031,928

	Unrealized appreciation on OTC forward exchange contracts	7,350,758		Unrealized depreciation on OTC forward exchange contracts	6,278,683

Totals		$11,534,831			$10,310,611

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(8,577,292)		Swap contracts	$ 2,292,168
Foreign exchange contracts	Investments	4,589,865	[a]	Investments	1,254,123	[a]
	Written options	(813,694)		Written options	(898,199)
	Forward exchange contracts	(521,359)		Forward exchange contracts	7,811,899

Totals		$(5,322,480)			$10,459,991

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of swap contracts and options represented $9,328,571 and $494,778,571, respectively. The average month end contract value of forward exchange contracts was $509,588,823.

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives

Forward exchange contracts	$ 7,350,758	$ 6,278,683

Options purchased	4,184,073	—

Options written	—	4,031,928

Total	$11,534,831	$10,310,611

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Counterparty
BNDP	$ 25,453	$ —	$ —	$ —	$ 25,453
BOFA	9,519	(9,519)	—	—	—
BZWS	—	—	—	—	—
CITI	4,535,591	(4,229,709)	—	(305,882)	—
DBAB	1,933,258	(1,754,087)	(179,171)	—	—
GSCO	553,404	(317,739)	—	(235,665)	—
HSBK	773,541	(773,541)	—	—	—
JPHQ	2,618,945	(1,447,253)	(1,171,692)	—	—
MSCO	264,761	(264,761)	—	—	—
SANT	406,250	—	—	(290,000)	116,250
SCNY	220,650	(220,650)	—	—	—
UBSW	193,459	(33,973)	—	—	159,486

Total	$11,534,831	$(9,051,232)	$(1,350,863)	$(831,547)	$301,189

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

11.  Other Derivative Information (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	60,669	(9,519)	—	—	51,150
BZWS	—	—	—	—	—
CITI	4,229,709	(4,229,709)	—	—	—
DBAB	1,754,087	(1,754,087)	—	—	—
GSCO	317,739	(317,739)	—	—	—
HSBK	1,281,340	(773,541)	—	—	507,799
JPHQ	1,447,253	(1,447,253)	—	—	—
MSCO	655,629	(264,761)	—	(390,868)	—
SANT	—	—	—	—	—
SCNY	530,212	(220,650)	—	(200,000)	109,562
UBSW	33,973	(33,973)	—	—	—

Total	$10,310,611	$(9,051,232)	—	$(590,868)	$668,511

aAt June 30, 2019, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit the collateral amount to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 46.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities:
Argentina	$—	$—	$5,472,410	$5,472,410
All Other Foreign Government and Agency Securities	—	197,240,237	—	197,240,237
Options Purchased	—	4,184,073	—	4,184,073
Short Term Investments:
Argentina	—	—	770,874	770,874
All Other Short Term Investments	106,330,086	58,415,059	—	164,745,145
Total Investments in Securities	$106,330,086	$259,839,369	$6,243,284	$372,412,739
Other Financial Instruments:
Forward Exchange Contracts	$—	$7,350,758	$—	$7,350,758
Restricted Currency (ARS)	—	—	11,030	11,030
Total Other Financial Instruments	$—	$7,350,758	$11,030	$7,361,788
Receivables:
Interest (ARS)	$—	$—	$148,815	$148,815
Liabilities:
Other Financial Instruments:
Options Written	$—	$4,031,928	$—	$4,031,928
Forward Exchange Contracts	—	6,278,683	—	6,278,683
Total Other Financial Instruments	$—	$10,310,611	$—	$10,310,611
Payables:
Deferred Tax (ARS)	$—	$—	$158	$158

aFor detailed categories, see the accompanying Statement of Investments.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

13. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At June 30, 2020, the reconciliations is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3	Transfer Out of Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Foreign Government and Agency Securities:
Argentina	$4,541,263	$2,327,509	$(1,315,982)	$—	$—	$618,457	$(2,478,706)	$1,779,869	$5,472,410	$812,611
Short Term Investments:
Argentina	398,851	833,564	(252,442)	—	—	90,598	(95,268)	(204,429)	770,874	(84,713)

Total Investments in Securities	$4,940,114	$3,161,073	$(1,568,424)	$—	$—	$709,055	$(2,573,974)	$1,575,440	$6,243,284	$727,898

Other Financial Instruments:
Restricted Currency (ARS)	$1,007,116	$1,142,801	$(1,955,126)	$—	$—	$ —	$ (205,201)	$ 21,440	$ 11,030	$ 802

Receivables:
Interest (ARS)	$ 193,203	$ 371,629	$ (346,700)	$—	$—	$ —	$ (91,787)	$ 22,470	$ 148,815	$ 9,703

Liabilities:
Payables:
Deferred Tax (ARS)	$ 222	$ —	$ —	$—	$—	$ —	$ —	$ (64)	$ 158	$ (64)

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$5,472,410	Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[b]

Short Term Investments
Argentina	770,874	Market comparables	Implied foreign exchange rate	105.9 ARS/USD	Decrease[c]

All other[d]	159,845

Liabilities:
All other[d]	158

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

14.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private
BOFA	Bank of America Corp.	AUD	Australian Dollar		Banks ARS
CITI	Citigroup, Inc.	BRL	Brazilian Real	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	COP	Colombian Peso
GSCO	The Goldman Sachs Group Inc.	EUR	Euro
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
SANT	Santander Investment Securities Inc.	JPY	Japanese Yen
SCNY	Standard Chartered Bank	KRW	South Korean Won
UBSW	UBS AG	MXN	Mexican Peso
		NOK	Norwegian Krone
		SGD	Singapore Dollar
		USD	United States Dollar

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Tax Information (unaudited)

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on January 14, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0149	$0.3921	$ —
Class C	$0.0149	$0.3456	$ —
Class R	$0.0149	$0.3396	$ —
Class R6	$0.0149	$0.4168	$ —
Advisor Class	$0.0149	$0.4061	$ —

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1.Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INCOME TRUST

TEMPLETON INTERNATIONAL BOND FUND

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON INCOME TRUST

Templeton International Bond Fund

(Fund)

At a meeting held on May 13, 2020 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its

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upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 29, 2020. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board further noted that the Fund’s annualized total return for the one-, three-, five-and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that during the one-, three- and five- year periods, management largely positioned the Fund’s strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. Management further explained that the interest-rate strategies detracted from the Fund’s relative return while currency positions contributed to the return. The Board also noted that the Fund’s annualized income return and annualized total return were positive for all periods, except the one-year annualized total return. Management then discussed with the Board the actions that are being taken in an effort to address the sources of the Fund’s underperformance, including adjustments being made to the Fund’s portfolio positions. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and nine other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

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Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures

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governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL

33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Templeton International Bond Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301

© 2020 Franklin Templeton Investments. All rights reserved.	447 S 08/20

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	August 25, 2020

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	August 25, 2020